UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22678

Salient MF Trust

(Exact name of registrant as specified in charter)

4265 SAN FELIPE, 8TH FLOOR, HOUSTON, TX 77027

(Address of principal executive offices) (Zip code)

With a copy to:
John A. Blaisdell	George J. Zornada
Salient MF Trust	K & L Gates LLP
4265 San Felipe, 8th Floor	State Street Financial Center
Houston, TX 77027	One Lincoln Street
(Name and address of agent for service)	Boston, MA 02111-2950
(617) 261-3231

Registrant’s telephone number, including area code: 713-993-4675

Date of fiscal year end: December 31, 2015

Date of reporting period: June 30, 2015

Item 1. Reports to Stockholders.

Salient® MF Trust

Salient Risk Parity Fund
Salient Alternative Beta Fund
Salient Trend Fund
Salient MLP & Energy Infrastructure Fund II
Salient MLP Fund
Salient Global Equity Fund
Salient Broadmark Tactical Plus Fund

Shareholder Report
June 30, 2015
(Unaudited)

Shareholder Update I June 30, 2015

A message from:	John A. Blaisdell
Chief Executive Officer

Dear Shareholder:

We at Salient have long emphasized the importance of building truly diversified portfolios that are more resilient, more adaptive and better aligned with investor goals than traditional stock and bond portfolios. The economic and market developments globally over the last six months show why effective portfolio diversification remains one of our key tenets.

U.S. equity market gains have slowed, some overseas stock markets are outpacing the U.S. and we remain in a low-interest-rate environment. Economic policy is continually evolving in the U.S. and overseas, leading to higher market volatility and rapid economic regime shifts that, at times, feel more like tectonic shifts. This climate leaves investors challenged, once again, to find tools to build more diversified portfolios that will weather these regime shifts over time.

The big news from Salient is that we have dramatically expanded our resources for putting smart diversification and risk management principles into action. At the beginning of June we completed our acquisition of Forward Management, an asset manager with a wide-ranging set of alternative strategies that complement our own.

Beyond doubling the size of our investment team, this move realizes our vision of Salient + Forward as a single source of portfolio solutions. Our expanded capabilities include:

•	Global and tactical allocation strategies with built-in adaptability to economic and market change.

•	Real estate and infrastructure strategies that complement Salient’s strengths in master limited partnerships.

•	International dividend strategies that serve both income and growth objectives.

•	Other specialized alternative and niche strategies, including frontier equities, emerging market debt, credit long/short and a variety of hedge fund and private equity strategies.

We are excited to be able to offer such a far-reaching set of core strategies with the potential to generate income and enhance alpha at a time when investors urgently need more innovative, risk-based and flexible solutions. Please stay tuned for further details as we continue to integrate the Salient and Forward teams in the weeks and months ahead.

In closing, I want to thank you, our shareholders, for the opportunity to be your investment partner. We will strive to keep earning your trust as we continue to advance and evolve our capabilities.

Sincerely,

John A. Blaisdell

Chief Executive Officer

Salient + Forward

Shareholder Update I June 30, 2015

A message from:	Lee Partridge
Chief Investment Officer

Dear Shareholder:

As we enter the second half of the year we observe that investors are confronted by a number of ongoing challenges that have characterized the global economy since the financial crisis of 2008. These challenges include severe fiscal imbalances across peripheral European countries, a large overhang of global debt, waning growth in China, the divergence of global central bank activity across developed market regions and a continued wealth divide within the United States. As the philosopher Plato of ancient Greece so eloquently stated nearly 2400 years ago, “Excess generally causes reaction, and produces a change in the opposite direction, whether it be in the seasons, or in individuals, or in governments.”

The backdrop to a strong dollar

In the wake of these challenges, the U.S. dollar continued its appreciation versus most major currencies in the first half of 2015 as the Federal Reserve adopted a more restrictive monetary stance relative to other major central banks. The European Central Bank began implementing quantitative easing measures in March with a commitment to purchase €1.1 trillion worth of assets. Those purchases include asset-backed securities, covered bonds and sovereign debt, including, but not limited to, the sovereign debt of Greece. As the U.S. dollar rallied, U.S. equity markets began underperforming most other developed markets, which we attribute to the dual impact of reduced profits from foreign operations for U.S. companies and reduced competitiveness of their exports. Commodity markets are generally down for the year, reflecting the U.S. dollar’s strength as well as dissipating demand from China and the better part of Southeast Asia.

Greek playwright Sophocles once said, “Money is the worst currency that ever grew among mankind. This sacks cities, this drives men from their homes, this teaches and corrupts the worthiest minds to turn base deeds.” A recent study conducted by the McKinsey Global Institute estimates that worldwide debt increased by $57 trillion between the fourth quarter of 2007 and the fourth quarter of 2014. As a percentage of gross domestic product (GDP), the study estimates that debt increased from 269% in 2007 to 286% in 2014. The increases in debt reflect the collective, cumulative fiscal deficits of countries, corporations, households and the financial sector. Both the size of outstanding debt and the pace of debt increases have been affected by three principal drivers: expenditures, output growth rates and restructuring.

Market drivers with political consequences

Each of these drivers has political consequences associated with them. Expenditures are reduced by austerity measures—spending less on social welfare programs, post-retirement benefits, healthcare and public works. Growth is difficult for policymakers to engineer. Debt restructuring or forgiveness transfers wealth from lenders to borrowers. At the very least, making changes that impact expenditures and restructuring existing debt offer politically unpalatable options for most policymakers. Both cases represent the prospects of short-term pain and long-term gain, which are inconsistent with the time horizons of elected officials and their appointed agents. As Plato once said, “There will be no end to the troubles of states, or of humanity itself, till philosophers become kings in this world, or till those we now call kings and rulers really and truly become philosophers, and political power and philosophy thus come into the same hands.”

The questionable interest rate rise

Plato also said, “Opinion is the medium between knowledge and ignorance.” With that in mind, we humbly submit the following observations for the latter half of 2015. The Federal Open Market Committee (FOMC) will have three opportunities to adjust monetary policy before the end of the year (September 16–17, October 27–28 and December 15–16). Fed Chair Janet Yellen continues to state that, dependent on the continuation of economic growth, the FOMC intends to increase interest rates in 2015. It seems to us that if the FOMC does not begin the process of raising interest rates at the September meeting, concerns about interfering with the economy during the upcoming election year will diminish the probability of making changes before the general election in November 2016. Such delays would likely result in downward pressure on the U.S. dollar, which could translate to a reversal in the equity trends cited above. Regardless of FOMC activity, we believe that commodity prices will remain under pressure due to the more pernicious growth problems in China and Europe.

The upcoming presidential debates are likely to be dominated by social issues including the yawning wealth divide in America. The more centrist candidates will likely move toward more polarized positions as social initiatives and fiscal discipline are juxtaposed during the campaign period. The current turmoil in Greece will likely be touted as the inevitable consequence of a deficit-driven economy. We expect the existing levels of debt to GDP along with the prospect of continued austerity measures in Europe and tepid growth in China to create a perfect storm—a storm that could increase general market volatility, keep long-term interest rates low and reduce both future equity market returns and commodity prices. We firmly believe that, in this environment, diversification is the most important weapon in an investor’s arsenal.

In conclusion, it’s often not the quality of predictions but the rigor of preparation that allows investors to withstand times of uncertainty. In our view, the best preparation is diversification across markets, geographies and strategies. Diversification allows investors to realize Greek philosopher Aristotle’s adage, “The ideal man bears the accidents of life with dignity and grace, making the best of circumstances.” It would seem that the intellectual forefathers of modern day Greece identified the answers to many of the challenges that face modern day Greece as well as the global economy more generally.

We are humbled by the trust you have placed with us as investors and remain grateful for the opportunities you have given to us.

Sincerely,

Lee Partridge, CAIA, CFA

Chief Investment Officer

Salient + Forward

Management Discussion of Fund Performance (Unaudited)

Letter to Shareholders

Dear Fellow Shareholders:1

The Salient Risk Parity Fund (the “Fund”) ended the first half of 2015 down 2.3% (for Class I). Overall, we believe that the Fund is operating as designed and we are confident in the long-term merits of the approach. With stalling U.S. equities, oil prices sliding, and diverging monetary policies forming central banks around the world, we believe that a risk-balanced approach can provide many investors with a way to stay invested in an adaptive portfolio without bearing a disproportionate amount of risk from a single risk factor.

Share Class	Commencement Date	Net Performance without Sales Charge			60/40 Index[2] Return			MSCI AC World Index[2] Return			Barclays Aggregate Bond Index[2] Return
		YTD 2015	1 Year	Average Annual Since Inception	YTD 2015	1 Year	Average Annual Since Inception of Fund Share Class	YTD 2015	1 Year	Average Annual Since Inception of Fund Share Class	YTD 2015	1 Year	Average Annual Since Inception of Fund Share Class
Class A (SRPAX)	11/15/2012	-2.42%	-2.31%	3.05%	2.66%	15.27%	9.17%	2.66%	0.71%	14.42%	-0.10%	-1.86%	1.39%
Class C (SRPCX)	10/01/2012	-2.81%	-3.08%	1.46%	2.66%	15.27%	7.89%	2.66%	0.71%	12.13%	-0.10%	-1.86%	1.48%
Class I (SRPFX)	7/9/2012	-2.30%	-1.99%	2.72%	2.66%	15.27%	9.18%	2.66%	0.71%	14.24%	-0.10%	-1.86%	1.64%

Share Class	Commencement Date	Net Performance with Maximum Sales Charge
		YTD 2015	1 Year	Since Inception
Class A (SRPAX)	11/15/2012	-7.80%	-7.69%	0.85%
Class C (SRPCX)	10/01/2012	-3.78%	-3.93%	1.46%

Source: Salient Advisors, L.P. and Bloomberg, June 2015.

Returns above as of June 30, 2015.

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown. Returns with sales charge reflect the deduction of current maximum front end sales charge of 5.50% for Class A shares, and the maximum contingent deferred sales charge of 1.00% which is applied to Class C shares. All returns reflect reinvestment of all dividend and capital gain distributions. To obtain performance information current to the most recent month-end please call 866-667-9228. The total annual gross and net operating expense ratios for the Fund, based on the current Fund prospectus dated April 30, 2015, are as follows: Class A shares are 1.63% and 1.60%, respectively, Class C shares are 2.38% and 2.35%, respectively, and Class I shares are 1.38% and 1.35%, respectively. The adviser has contractually agreed to waive fees and/or reimburse expenses to maintain the Fund’s total operating expenses at 1.55% for Class A, 2.30% for Class C and 1.30% for Class I shares, excluding certain expenses, until July 31, 2016. Returns shown in the tables do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

1 Certain statements in this letter are forward-looking statements. The forward-looking statements and other views expressed herein are those of the portfolio managers and the Fund as of the date of this letter. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and there is no guarantee that any predictions will come to pass. The views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities.

2 The 60/40 Index represents an allocation of 60% MSCI AC World Index (Equities), 40% Barclays Aggregate Bond Index (Bonds) - formerly the Lehman Aggregate Bond Index through Nov. 2008. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Barclays Capital U.S. Aggregate Bond Index is a composite comprised of the Barclays Capital U.S. Intermediate Government/Credit Index and the Barclay Capital Mortgage-Backed Securities Index. All issues in the index are rated investment grade or higher, have a least one year to maturity, and have an outstanding par value of at least $100 million. Note that the Fund’s allocation may differ substantially from 60% equities and 40% stocks. The index returns are from 11/15/2012 onward. One cannot invest directly in an index. Index performance does not reflect the deduction of fees and expenses.

Semiannual Update

In our 2014 letter we highlighted how our proprietary Momentum sleeve served to reduce our exposure to a dramatically falling commodity market and lead to a 13.99% return for the year. In 2015, we were happy to add a fifth sleeve to the Fund, Credit. The Fund now has risk-balanced exposure to U.S. and European investment grade and high yield credit. We believe this sleeve adds further diversification to the Fund. In our opinion, each sleeve in risk parity should respond well to a particular state of the world and credit exposure is particularly well-suited for a low growth environment. In this type of environment, corporations may earn enough to pay their debts, but with little left over for equity investors. With the potential for sluggish growth going forward, we are happy to have exposure to this sleeve.

The Fund (Class I) started the year with a 5.03% gain in January. The yield on the U.S. 10 year Treasury fell from 2.17% to 1.64% over the course of the that month, the S&P 500 Index fell over 3% and energies continued the slide that started in 2014. We estimate that a long only position in commodities would have detracted 2.35% at the Fund level. However, tilts from our Momentum sleeve reduced our exposure to commodities and softened the negative impact while the Fund captured gains from long rates and international equity positons. In February, rates rose and commodities rebounded. Even though the Fund realized a 2.22% gain from its long equity positions, our rates exposure and momentum tilts detracted, leaving the Fund down 1.56%. Momentum was the biggest contributor in March helping mute the blow from another pullback in commodities.

The Fund (Class I) reached its high watermark for the year on April 15, being up 3% mid-month. From April 16 through the end of the month, the U.S. 10 year Treasury rose from 1.89% to 2.03% and the German Bund rose from 0.11% to 0.37%. While the Fund ended April up 0.26%, the fall from the high point on the 15th started a slide that would continue through the rest of the second quarter. During the first half of May, rates continued to rise before reversing course over the second half of the month. By the end of the month, equities were the most additive component of the portfolio while commodities and rates detracted with the bulk of the loss coming from commodities. In June, concerns about Greece caused European equities to fall precipitously at the same time that emerging markets were selling off and credit conditions were deteriorating. Out of the twenty-one equity index contracts we hold, only the Russell 2000 Index produced a positive return. Rates rose during June with the yield on the U.S. 10 year Treasury peaking at 2.48% before coming down to finish the month at 2.36%. With momentum tilts reducing our exposure to some spiking agricultural commodities, the Fund bore the brunt of the simultaneous equity and rate pullback and ended the month down 5.89%.

Three of the five sleeves in the Fund were down during the first half of the year with equities and momentum being the only contributors. For this reason, we are not surprised to see the Fund down thus far for the year. Risk Parity is not a market timing strategy but a strategy that stays invested across major asset classes in a balanced way. The Fund seeks to provide investors access to a potential return stream that runs at equity like volatility but that has balanced risk to major asset classes. We believe that this may provide an attractive substitute to the pure equity exposure that dominates so many portfolios.

The Fund’s allocation as of June 30, 2015 is shown in the pie chart below:

The data displayed in pie charts have been rounded to the nearest whole number for illustrative purposes only. Allocations are subject to change.

Source: Salient Advisors, L.P., June 30, 2015.

Investment Strategies and Techniques

The Fund seeks long term capital appreciation. The Fund seeks to achieve this goal by constructing a portfolio that balances equal risk exposure to a set of equities, commodities, interest rates, and momentum. While equities, commodities, and interest rates are asset classes, momentum is a strategy that trades the same underlying assets used in our long-only equity, commodity, and interest rate sleeves on a long/short basis. The momentum strategy buys exposure (i.e. “goes long”) assets that have appreciated in the past year and sells exposure (i.e. “goes short”) assets that have depreciated. Risk is measured in terms of a statistic called covariance, which measures the degree to which assets have moved together historically.

Salient Advisors, L.P. (the “Adviser” or “Salient”) uses a mathematical approach in seeking to achieve the investment objective of the Fund. Using this approach, Salient determines the type, quantity, and mix of investment positions that the Fund should hold in order to achieve equal risk across asset classes/strategies and, to the degree possible, within the asset classes as well. The Adviser does not invest the assets of the Fund in securities or financial instruments based on its view of the investment merit of a particular security or instrument. In addition, the Adviser does not conduct conventional research or analysis, forecast market movements, or take defensive positions apart from those resulting from the systematic allocation to momentum.

The Fund’s top five positions based on risk contribution as of June 30, 2015 are shown below:

Top 5 Positions by Risk	% of Risk
S&P 500	12.2%
10 Yr US Treasury	9.3%
EU HY CDS	8.0%
10 Yr Gilt Treasury	7.3%
10 Yr Australian Treasury	6.2%

The calculation of risk contribution is based on modern portfolio theory’s calculation of portfolio risk and the contribution of a portfolio’s underlying assets to the portfolio risk are based on the dollar weights, standard deviation, and correlation as calculated by Salient Advisors, L.P.

Allocations are subject to change. Data displayed here has been rounded to the nearest tenth for illustrative purposes only. The specific securities identified are not representative of all securities purchased or held by the Fund, and it should not be assumed that the investment in the securities was or will be profitable. Source: Salient Advisors, L.P., June 30, 2015.

Under normal conditions the Fund seeks to invest in derivatives that create economic leverage and whose performance is expected to correspond to the performance of the underlying asset classes without investing directly in those asset classes. Using derivatives allows us to gain more exposure to the asset classes than investing in more traditional assets such as stocks and bonds would allow. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other asset. In addition to risks relating to their underlying assets, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives may include counterparty, margin, leverage, correlation, liquidity, tax, market, interest rate and management risks, as well as the risk of potential increased regulation of swaps and other derivatives. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives. Each of these risks is typically greater for the Fund than mutual funds that do not use derivatives to implement their investment strategy.

Summary

The Salient Risk Parity Fund is designed to take advantage of the increased potential return efficiency that stems from diversification. By balancing our exposure, we believe that we are creating a diversified portfolio that has the potential to deliver improved risk-adjusted returns through time. Over the first half of 2015, this diversified approach has performed as designed, with gains from different asset classes offsetting losses in other asset classes each month. We believe that the merits of a diversified approach become more evident over longer holding periods as economic regimes shift and different asset classes outperform. We thank you for your investment in the Fund and look forward to the second half of 2015.

We look forward to providing regular updates in the future on our progress in executing the Fund’s business plan. Please visit our website at www.salientfunds.com for the latest updates.

Please note that this letter, including the financial information herein, is made available to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned herein.

Sincerely,

Lee Partridge

Chief Investment Officer

Roberto M. Croce, Ph.D.

Director of Quantitative Research

Management Discussion of Fund Performance (Unaudited)

Letter to Shareholders

Dear Fellow Shareholders:1

The Salient Alternative Beta Fund (“the Fund”) finished the first half of 2015 up 0.26% (Class I). Four of the nine strategies in the Fund produced gains while the other five detracted. The Fund has lagged the HFRI Macro Index since inception but has outperformed over the trailing twelve months and year-to-date. We believe that the divergence in international monetary policy over the past year has created a favorable environment for the strategy.

Share Class	Commencement Date	Net Performance without Sales Charge			HFRI Macro Index[2] Return
		YTD 2015	1 Year	Average Annual Since Inception	YTD 2015	1 Year	Average Annual Since Inception of Fund Share Class

Class A (SABAX)	3/28/2013	0.13%	9.45%	-6.14%	-0.41%	4.11%	1.51%

Class C (SABCX)	3/28/2013	-0.25%	8.55%	-6.84%	-0.41%	4.11%	1.51%

Class I (SABFX)	2/28/2013	0.26%	9.49%	-4.31%	-0.41%	4.11%	1.63%

Share Class	Commencement Date	Net Performance with Maximum Sales Charge
		YTD 2015	1 Year	Since Inception

Class A (SABAX)	3/28/2013	-5.42%	3.41%	-8.45%

Class C (SABCX)	3/28/2013	-1.25%	7.58%	-6.84%

Source: Salient Advisors, L.P. and Bloomberg, June 2015.

Returns above as of June 30, 2015.

The performance data quoted represents past performance and does not guarantee future results. Investment returns and principal values will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown. Returns with sales charge reflect the deduction of current maximum front end sales charge of 5.50% for Class A shares, and the maximum contingent deferred sales charge of 1.00% which is applied to Class C shares. All returns reflect reinvestment of all dividend and capital gain distributions. To obtain performance information current to the most recent month-end please call 866-667-9228. The total annual gross and net operating expense ratios for the Fund, based on the current Fund prospectus dated April 30, 2015, are as follows: Class A shares are 2.34% and 1.67%, respectively, Class C shares are 3.09% and 2.42%, respectively, and Class I shares are 2.09% and 1.42%, respectively. The adviser has contractually agreed to waive fees and/or reimburse expenses to maintain the Fund’s total operating expenses at 1.55% for Class A, 2.30% for Class C and 1.30% for Class I shares, excluding certain expenses, until July 31, 2016. The performance shown in the tables do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

1 Certain statements in this letter are forward-looking statements. The forward-looking statements and other views expressed herein are those of the portfolio managers and the Fund as of the date of this letter. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and there is no guarantee that any predictions will come to pass. The views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities.

2 The HFRI Macro (Total) Index is an equally-weighted performance index of numerous hedge fund managers pursuing Macro strategies, which are predicated on theses about future movements in global macroeconomic variables and how financial instruments might respond to such movements. The Fund does not invest in hedge funds, rather it invests both long and short primarily in futures and forward contracts in order to gain exposure to a variety of non-traditional risk premia. The index only reports monthly data, thus the index returns above are from 4/1/2013 onwards (for Class A and C share comparisons) and from 3/1/2013 onwards (for I share comparison). One cannot invest directly in an index. Index performance does not reflect the deduction of fees and expenses.

Semiannual Update

We designed the Fund to provide investors access to a multi-alternative strategy that contained a collection of well-documented alternative risk exposures. We believe that the Fund has achieved our goals and that it provides potentially valuable exposure beyond traditional beta. In our 2014 annual letter, we discussed how a split in international monetary policy with the U.S. Federal Reserve announcing an end to quantitative easing while foreign central banks pursued more dovish measures could create an environment that is more accommodative to the strategies pursued in the Fund. We believe that our trailing twelve month return of 9.49% highlights this point.

The Fund (Class I) started the year with a 5.51% gain in January. Seven of the nine strategies produced positive returns in January with the biggest gains coming from the Trend strategy. Volatility Carry was the biggest detractor in January but the largest contributor in February. Commodities rallied from a prolonged slide in February causing Commodity Momentum to be the largest detractor, which along with losses from Trend and other sleeves left the Fund down 1.70% for the month. In March, the dollar strengthened, hurting U.S. large cap stocks. Since small cap equities were less affected due to a lack of international presence, the Russell 2000 Index outperformed the S&P 500 and our Equity Size strategy led the way to a 3.95% gain for the month. The Fund fell by 4.87% in April in spite of strong gains from Equity Index Value, stemming from long emerging market and short European equity spreads. Equity Value and Commodity Carry were the only detractors in May. Equity Momentum led the other seven strategies in contributing to performance and generating a 2.25% gain. In June, concerns about Greece, rising rates and slowing emerging markets left every equity contract held in the fund down with the exception of the Russell 2000 Index. Equity Size ended up being the only contributor for the month and the Fund fell 4.40%.

Even though the Fund has produced a negative return since inception, we remain fully confident of its merits. The Fund has successfully delivered the mix of alternative risk exposures that we designed it to offer. While some of these strategies were out of favor since inception, we believe in their long-run merits. Exposures that are uncorrelated to traditional holdings and offer a positive return can be used to add additional diversification to an already well-diversified core beta portfolio. In our opinion, this is the next logical step in building a robust portfolio since diversification is a powerful tool in enhancing portfolio efficiency.

Investment Strategies and Techniques

The investment objective of the Fund is to seek long term capital appreciation with low correlation to traditional core equity and bond market exposures. The Fund invests both long and short, primarily in futures and forward contracts, in order to gain exposure to a variety of non-traditional risk premia.

The data displayed in pie chart is for illustrative purposes only. It has been rounded to the nearest tenth decimal and may not equal 100% due to rounding. Allocations are subject to change.

Source: Salient Advisors, L.P., June 30, 2015.

Under normal conditions the Fund seeks to invest in derivatives that create economic leverage and whose performance is expected to correspond to the performance of the underlying asset classes, without investing directly in those asset classes. Using derivatives allows us to gain more exposure to the asset classes than investing in more traditional assets such as stocks and bonds would allow. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other asset. In addition to risks relating to their underlying assets, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives may include counterparty, margin, leverage, correlation, liquidity, tax, market, interest rate and management risks, as well as the risk of potential increased regulation of swaps and other derivatives. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives. Each of these risks is typically greater for the Fund than mutual funds that do not use derivatives to implement their investment strategy.

Summary

We remain highly convicted on the merits of the strategies pursued in the Fund and are encouraged by the performance over the trailing twelve months. Diversifying alternative return streams offer investors additional breadth beyond traditional investment options. This affords them the opportunity to spread the risk in their portfolio and avoid concentrated positions in a single asset class. We believe the Salient Alternative Beta Fund provides investors looking to diversify their core market exposures an efficient means of accessing a collection of nine alternative strategies. We thank you for your investment in the Fund and look forward to the second half of 2015.

We look forward to providing regular updates in the future on our progress in executing the Fund’s business plan. Please visit our website at www.salientfunds.com for the latest updates.

Please note that this letter, including the financial information herein, is made available to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned herein.

Sincerely,

Lee Partridge

Chief Investment Officer

Roberto M. Croce, Ph.D.

Director of Quantitative Research

Management Discussion of Fund Performance (Unaudited)

Letter to Shareholders

Dear Fellow Shareholders:1

The Salient Trend Fund (the “Fund”) finished the first half of the year down 6.13% (Class I). Even with this pullback, the 1 year return and inception-to-date return for Class I is 22.05% and 11.47%, respectively. We have been pleased with the returns of the Fund but are even more pleased with how it has achieved our objectives as a portfolio building block. The Fund remains lowly correlated with major asset classes since inception, and we believe that it can act as a diversifier in equity-concentrated portfolios.

Share Class	Commencement Date	Net Performance without Sales Charge			Barclay BTOP50 Index[2] Return
		YTD 2015	1 Year	Average Annual Since Inception	YTD 2015	1 Year	Average Annual Since Inception of Fund Share Class

Class A (SPTAX)	3/28/2013	-6.30%	21.73%	9.38%	-3.59%	8.10%	3.09%

Class C (SPTCX)	3/28/2013	-6.56%	20.85%	8.56%	-3.59%	8.10%	3.09%

Class I (SPTIX)	1/2/2013	-6.13%	22.05%	11.47%	-3.59%	8.10%	3.66%

Share Class	Commencement Date	Net Performance with Maximum Sales Charge
		YTD 2015	1 Year	Since Inception

Class A (SPTAX)	3/28/2013	-11.44%	15.08%	6.67%

Class C (SPTCX)	3/28/2013	-7.49%	19.85%	8.56%

Source: Salient Advisors, L.P. and Barclay Hedge, June 2015.

Returns above as of June 30, 2015.

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal values will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown. Returns with sales charge reflect the deduction of current maximum front end sales charge of 5.50% for Class A shares, and the maximum contingent deferred sales charge of 1.00% which is applied to Class C shares. All returns reflect reinvestment of all dividend and capital gain distributions. To obtain performance information current to the most recent month-end please call 866-667-9228. The total annual gross and net operating expense ratios for the Fund, based on the current Fund prospectus dated April 30, 2015, are as follows: Class A shares are 1.99% and 1.73%, respectively, Class C shares are 2.74% and 2.48%, respectively, and Class I shares are 1.74% and 1.48%, respectively. The adviser has contractually agreed to waive fees and/or reimburse expenses to maintain the Fund’s total operating expenses at 1.55% for Class A, 2.30% for Class C and 1.30% for Class I shares, excluding certain expenses, until July 31, 2016. Returns do not reflect the taxes that investors may pay on distributions or the sale of shares.

1 Certain statements in this letter are forward-looking statements. The forward-looking statements and other views expressed herein are those of the portfolio managers and the Fund as of the date of this letter. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and there is no guarantee that any predictions will come to pass. The views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities.

2 The Barclay BTOP50 Index seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. To be included in the BTOP50, the trading advisors must be: open for investment, willing to provide daily returns, at least two years of trading activity, and the advisors must have at least three years of operating history. The BTOP50 portfolio is equally weighted among the selected programs at the beginning of each calendar year and is rebalanced annually. The BTOP50 consists of a subset of the advisors who make up the managed futures industry, whereas the Fund is a single advisor. The index returns are from 3/28/2013 onwards (For Class A and C share comparisons) and from 1/2/2013 onwards (for I share comparison). One cannot invest directly in an index. Index Performance does not reflect the deduction of fees and expenses.

Semiannual Update

In our updates, we consistently discuss how we designed the Fund as an impactful diversifier for equity-concentrated portfolios. This intention led all of our decisions in designing the Fund. We target equity-like volatility for the Fund because we need this in order to make a potential impact on most portfolios. Our research shows that lowly correlated strategies run at comparable levels of volatility and offer the best sources of diversification.

The chart below provides a monthly return contribution for each asset class for the first half of 2015.

Salient Trend Fund Contribution

(January 2015 - June 2015)

Month	Equities	Commodities	Rates	Total

Jan 15	0.01%	0.33%	6.54%	6.88%
Feb 15	4.11%	-6.59%	-2.31%	-4.79%
Mar 15	0.00%	4.48%	0.64%	5.12%
Apr 15	1.20%	-6.31%	-1.72%	-6.83%
May 15	0.49%	1.65%	-1.04%	1.10%
Jun 15	-3.78%	-1.67%	-1.38%	-6.83%

The data displayed in the chart above has been rounded for illustrative purposes only. Allocations are subject to change.

Source: Salient Advisors, L.P., June 30, 2015.

The Fund entered 2015 broadly bullish on equities and rates and bearish on commodities. By the end of the second quarter, the exposure to both Equities and Rates was roughly half of where we started the year due to short and medium term signals flipping from long to short and rising volatility. This change in exposure highlights the adaptiveness of the strategy. Our blend of 50% long-term, 25% medium-term, and 25% short-term trend following combined with our risk budgeting leads to a portfolio that dynamically adjusts exposures as trends, volatility and correlation change.

The data displayed in the pie charts have been rounded to the nearest tenth for illustrative purposes only. Allocations are subject to change. Source: Salient Advisors, L.P., June 30, 2015.

Investment Strategies and Techniques

The Fund seeks long term capital appreciation with low correlation to traditional core equity and bond market exposures. The Fund seeks to achieve this goal by constructing a portfolio that captures short, medium and long term price trends. The Fund can invest in equities, commodities, interest rates, and currencies. Risk is measured in terms of a statistic called covariance, which measures the degree to which assets have moved together historically.

The Fund’s investment process begins with the construction of a proprietary, systematic trend-following strategy. Next, the Fund determines which global markets are appropriate for this strategy. The Fund then constructs a portfolio in which it attempts to balance the risk contribution of each trend-following strategy and the asset classes within each strategy and for which it targets a 20% annualized standard deviation of returns. The risk calculation is derived from each strategy’s standard deviation of returns, its correlation with each of the other strategies within the portfolio and the percentage weight of each strategy within the portfolio. The portfolio is rebalanced dynamically according to this framework on a monthly basis.

The Fund’s top five long and short positions based on risk contribution as of June 30, 2015 are shown below:

LONG POSITIONS		SHORT POSITIONS

Holding	% Risk Allocation	Holding	% Risk Allocation
S&P 500	4.5%	Corn Futures	5.0%
Russell 2000	4.1%	Aluminum Futures	4.1%
FTSE MIB	4.0%	Sugar Futures	4.1%
IBEX 35	3.4%	Soybean Futures	4.1%
CAC 40	3.1%	Gold Futures	3.8%

Allocations are subject to change. Data displayed here has been rounded to the nearest tenth for illustrative purposes only. The specific securities identified are not representative of all securities purchased or held by the Fund, and it should not be assumed that the investment in the securities was or will be profitable. Source: Salient Advisors, L.P., June 30, 2015.

Under normal conditions the Fund seeks to invest in derivatives that create economic leverage and whose performance is expected to correspond to the performance of the underlying asset classes, without investing directly in those asset classes. Using derivatives allows us to gain more exposure to the asset classes than investing in more traditional assets such as stocks and bonds would allow. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other asset. In addition to risks relating to their underlying assets, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives may include counterparty, margin, leverage, correlation, liquidity, tax, market, interest rate and management risks, as well as the risk of potential increased regulation of swaps and other derivatives. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives. Each of these risks is typically greater for the Fund than mutual funds that do not use derivatives to implement their investment strategy.

Summary

As our track record gets longer, we are pleased to see the Salient Trend Fund delivering the type of return stream that we targeted in our initial design. We are singularly focused on providing investors with an impactful portfolio building block. We believe that retail investors deserve access to institutional quality strategies and that with the proper education, more investors can understand the finer points of diversification and portfolio construction. It all starts with focusing on the impact that holdings have on the entire portfolio. We believe the Salient Trend Fund is the impactful portfolio tool that we desired to create and look forward to the second half of 2015.

We look forward to providing regular updates in the future on our progress in executing the Fund’s business plan. Please visit our website at www.salientfunds.com for the latest updates.

Please note that this letter, including the financial information herein, is made available to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned herein.

Sincerely,

Lee Partridge

Chief Investment Officer

Roberto M. Croce, Ph.D.

Director of Quantitative Research

Management Discussion of Fund Performance (Unaudited)

Letter to Shareholders

Dear Fellow Shareholders:1

We are pleased to provide the semi-annual report of the Salient MLP & Energy Infrastructure Fund II (the “Fund”) for the period ended June 30, 2015. The Fund ended the first half of 2015 with a return of -1.8% (Class I), well ahead of the Alerian MLP Index (“AMZ”) which fell 11.0%.2 We believe our outperformance over the first half was driven by stock selection with our top ten holdings, which currently represent approximately 54% of the portfolio, being essentially flat year-to-date (“YTD”) on a weighted basis. Once again, our emphasis on General Partners helped with The Williams Companies, Inc. (WMB), SemGroup Corporation (SEMG), and Plains GP Holdings, L.P. (PAGP) all posting strong gains over the first half of 2015.

As of June 30, 2015, the Fund had total net assets of $1.8 billion and a NAV per share of $12.75 for Class I.

Share Class	Commencement Date	Net Performance without Sales Charge			Alerian MLP Index Return
		YTD 2015	1 Year	Average Annual Since Inception	YTD 2015	1 Year	Average Annual Since Inception of Fund Share Class

Class A (SMAPX)	12/21/2012	-1.95%	-14.47%	14.35%	-11.00%	-19.81%	6.85%

Class C (SMFPX)	1/8/2013	-2.32%	-15.09%	12.39%	-11.00%	-19.81%	4.90%

Class I (SMLPX)	9/19/2012	-1.83%	-14.24%	14.08%	-11.00%	-19.81%	5.20%

Share Class	Commencement Date	Net Performance with Maximum Sales Charge
		YTD 2015	1 Year	Since Inception

Class A (SMAPX)	12/21/2012	-7.31%	-19.15%	11.81%

Class C (SMFPX)	1/8/2013	-3.28%	-15.91%	12.39%

Sources: Salient Capital Advisors, LLC and Alerian, June 30, 2015.

Returns above are as of June 30, 2015.

The performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. Returns with sales charge reflect the deduction of current maximum front end sales charge of 5.50% for Class A shares, and the maximum contingent deferred sales charge of 1.00% which is applied to Class C shares. All returns reflect reinvestment of all dividend and capital gain distributions. To obtain performance information current to the most recent month-end please call 866-667-9228. The total annual operating expense ratios for the Fund, based on the current Fund prospectus dated April 30, 2015, are as follows: Class A shares are 1.41% , Class C shares are 2.16% and Class I shares are 1.16%. The adviser has contractually agreed to waive fees and/or reimburse expenses to maintain the Fund’s total operating expenses at 1.55% for Class A, 2.30% for Class C and 1.30% for Class I shares, excluding certain expenses, until July 31, 2016. Returns do not reflect the taxes that investors may pay on Fund distributions or the sale of Fund shares.

1 Certain statements in this letter are forward-looking statements. The forward-looking statements and other views expressed herein are those of the portfolio managers and the Fund as of the date of this letter. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and there is no guarantee that any predictions will come to pass. The views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities.

2 Alerian MLP Index (AMZ) is a composite of the 50 most prominent energy MLPs that provides investors with a comprehensive benchmark for this emerging asset class. An investor may not invest directly in an index. Index performance does not reflect the deduction of fees and expenses.

The Fund’s ownership structure and holdings at June 30, 2015 are shown below:

Ownership Structure3,4

as of June 30, 2015

*Structured as corporations for U.S. federal income tax purposes.

Top 10 Holdings3,4

as of June 30, 2015

Company Name	Ticker	Allocation
Kinder Morgan, Inc.	KMI	7.7%
Plains GP Holdings, L.P.	PAGP	6.9%
Targa Resources Corp.	TRGP	6.6%
Spectra Energy Corp.	SE	5.0%
Enbridge Energy Management, L.L.C.	EEQ	5.0%
SemGroup Corporation	SEMG	4.8%
EnLink Midstream LLC	ENLC	4.7%
The Williams Companies, Inc.	WMB	4.6%
Tallgrass Energy GP, LP	TEGP	4.6%
ONEOK, Inc.	OKE	4.2%

3 Data displayed here has been rounded to the nearest tenth for illustrative purposes only. The specific securities identified are not representative of all of the securities purchased or held by the Fund, and it should not be assumed that the investment in the securities identified was or will be profitable. Cash includes cash equivalents and unsettled security positions. Allocations are subject to change.

4 Source: Salient Capital Advisors, LLC, June 30, 2015.

In the first half of 2015, the top and bottom contributors to the Fund’s performance included:

Top 5 Contributors to Fund Performance
	Security	Ticker	Return	Fund Contribution
1	The Williams Companies, Inc.	WMB	31.0%	2.1%
2	SemGroup Corporation	SEMG	16.9%	0.8%
3	Macquarie Infrastructure Company LLC	MIC	19.4%	0.5%
4	TerraForm Power, Inc.	TERP	24.5%	0.4%
5	Energy Transfer Equity, L.P.	ETE	13.5%	0.3%

Bottom 5 Contributors to Fund Performance
	Security	Ticker	Return	Fund Contribution
1	Targa Resources Corp.	TRGP	-14.7%	-1.0%
2	ONEOK, Inc.	OKE	-18.7%	-0.9%
3	Enbridge Energy Management, LLC	EEQ	-15.3%	-0.6%
4	EnLink Midstream LLC	ENLC	-11.5%	-0.6%
5	Kinder Morgan, Inc.	KMI	-7.2%	-0.5%

Source: Salient Capital Advisors, LLC, June 30, 2015. For illustrative purposes only. Past performance is not indicative of future results. Numbers have been rounded for illustrative purposes.

Market Review

Master Limited Partnership (MLP) investors shouldn’t be blamed if they felt a little shell-shocked entering 2015. Crude oil prices had plummeted during the last two months of 2014, causing many energy investors to book what had been nice YTD gains and head for the exits.

Unfortunately, the change in the calendar did not change the direction for either crude oil prices or MLP performance. By January 14th, crude oil and MLPs were each off 8% from where they had closed 2014.5 At that point, however, MLPs began to de-couple from crude. MLPs clawed back over half of the early losses to close January down 3%,6 while crude prices ended the month down 9.4% despite an 8% rally on the last day of January.7

The precipitous fall in crude oil prices reversed in 2Q; in fact, it rose quite a bit. After bottoming at ~$43 in March, crude oil rose 25% in the quarter closing at $59.47 after reaching a peak of over $61.7 MLPs followed crude prices higher in April as the AMZ enjoyed its best month since last August with a gain of 6.2%.6 The strong April performance pushed the index into positive ground for 2015 after being down 5.2% in the first quarter. It appeared that all was right in the world as U.S. crude production continued to grow, albeit more slowly, to a 40+ year high of 9.7 million barrels per day (mmbbl/d) and rig count declines had slowed to a stop.8 In addition, concerns over U.S. crude oil storage filling dissipated as low fuel prices spurred a strong increase in demand.

The slow-motion train wreck that is the Greek economy finally came to a head at the end of June when its creditors finally appeared to lose patience and the Greeks appeared in danger of running out of other people’s

5 Salient Capital Advisors, LLC, June 30, 2015.

6 Alerian, June 30, 2015.

7 FactSet Research Systems, June 30, 2015.

8 U.S. Energy Information Administration (EIA), June 30, 2015.

money. Whether Greece ultimately exits the Euro or not remains to be seen, but quite frankly, we don’t think it should have any long-term effect on MLPs. However, in the immediate term, interest rates dove and the dollar strengthened in a flight-to-safety trade. The stronger dollar negatively affected crude oil prices and, tangentially, MLPs. Over half of the overall loss for June in the AMZ occurred during the final five trading sessions.

As it stands, the price-only AMZ is back at both December 2011 and December 2012 levels. The AMZ closed 2011 at 389.93, up 7.25%.9 It closed 2012 at 385.09, down 1.24% after selling off hard over the last two months as capital gains rates were set to rise on January 1, 2013. The AMZ closed at 396.93 on June 30, 2015. It should be noted that in December 2011, the U.S. was producing 68.9 billions of cubic feet per day (Bcf/d) of natural gas and 6.0 mmbbl/d of crude oil. By the end of 2012, natural gas production had risen slightly to 69.4 Bcf/d but crude oil production had jumped to 7.1 mmbbl/d.10 According to the U.S. Energy Information Administration (EIA) April 2015 report (the latest available), the U.S. produced 79.4 Bcf/d of natural gas and 9.7 mmbbl/d of crude oil for the month.10

Natural gas production has increased ~15% while crude production is up 61.7% from December 2011 and 36.6% from December 2012. Meanwhile, the AMZ is essentially flat on a price basis.

We believe that the current production levels numbers are the “new normal.” While we may see a temporary pullback from current levels as the lagging impact from the dramatic reduction in the rig count is felt, we believe that U.S. production will ultimately rise over time. In the meantime, we continue to concentrate our portfolio in names that are almost exclusively fee-based cash flows and/ or “drop down” stories that have historically had the ability to directly engineer their growth rates.*

*“Drop-down” stories = The strategy of a company with a controlling interest in an MLP (i.e. controls the MLP’s general partner) selling cash flow producing operating assets into the underlying MLP.

Summary

Our emphasis on above average distribution growth potential rather than nominal yield to achieve superior total returns has served us well, relative to the AMZ benchmark during the first half of the year. We believe that being disciplined and maintaining our focus on choosing quality names using our “bottom up” stock selection approach will be key as some MLP valuations have become stretched. On the other hand, we believe the “bargains” have become harder to find but that will not keep us from looking.

Please visit our website at www.salientfunds.com for the latest updates.

Please note that this letter, including the financial information herein, is made available to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of the Fund or of any securities mentioned in this letter.

Sincerely,

Gregory A. Reid

President, Salient MLP Complex

Salient Capital Advisors, LLC

9 Alerian, June 30, 2015.

10 EIA, June 30, 2015.

Management Discussion of Fund Performance (Unaudited)

Letter to Shareholders

Dear Fellow Shareholders:1

We are pleased to provide the semi-annual report of the Salient MLP Fund (the “Fund”) for the period ended June 30, 2015. The Fund ended the first half of 2015 with a return of -4.2% (Class I), well ahead of the Alerian MLP Index (“AMZ”) which fell 11.0%.2 We believe our outperformance over the first half was driven by stock selection, as two of our top 3 contributors to Fund performance are not in the AMZ. See tables below for further detail.

As of June 30, 2015, the Fund had total net assets of $14.8 million and a NAV per share of $8.80 for Class I.

Share Class	Commencement Date	Net Performance without Sales Charge			Alerian MLP Index Return
		YTD 2015	1 Year	Average Annual Since Inception	YTD 2015	1 Year	Average Annual Since Inception of Fund Share Class

Class A (SAMCX)	4/2/2014	-4.44%	-16.64%	-4.52%	-11.00%	-19.81%	-7.86%

Class C (SCMCX)	4/2/2014	-4.67%	-17.14%	-5.15%	-11.00%	-19.81%	-7.86%

Class I (SIMCX)	4/2/2014	-4.23%	-16.39%	-4.28%	-11.00%	-19.81%	-7.86%

Share Class	Commencement Date	Net Performance with Maximum Sales Charge
		YTD 2015	1 Year	Since Inception

Class A (SAMCX)	4/2/2014	-9.66%	-21.23%	-8.74%

Class C (SCMCX)	4/2/2014	-5.60%	-17.93%	-5.15%

Sources: Salient Capital Advisors, LLC, Alerian, June 30, 2015.

Returns above are as of June 30, 2015.

The performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. Returns with sales charge reflect the deduction of current maximum front end sales charge of 5.50% for Class A shares, and the maximum contingent deferred sales charge of 1.00% which is applied to Class C shares. All returns reflect reinvestment of all dividend and capital gain distributions. To obtain performance information current to the most recent month-end please call 866-667-9228. The total annual gross and net operating expense ratios for the Fund, based on the current Fund prospectus dated April 30, 2015, are as follows: Class A shares are 4.72% and 1.88%, respectively, Class C shares are 5.47% and 2.63%, respectively, and Class I shares are 4.47% and 1.63%, respectively. The adviser has contractually agreed to waive fees and/or reimburse expenses to maintain the Fund’s total operating expenses at 1.55% for Class A, 2.30% for Class C and 1.30% for Class I shares, excluding certain expenses, until July 31, 2016. Returns do not reflect the taxes that investors may pay on Fund distributions or the sale of Fund shares.

1 Certain statements in this letter are forward-looking statements. The forward-looking statements and other views expressed herein are those of the portfolio managers and the Fund as of the date of this letter. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and there is no guarantee that any predictions will come to pass. The views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities.

2 Alerian MLP Index (AMZ) is a composite of the 50 most prominent energy MLPs that provides investors with a comprehensive benchmark for this emerging asset class. An investor may not invest directly in an index. Index performance does not reflect the deduction of fees and expenses.

The Fund’s ownership structure and holdings at June 30, 2015 are shown below:

Ownership Structure3,4

as of June 30, 2015

*Structured as corporations for U.S. federal income tax purposes.

Top 10 Holdings3,4

as of June 30, 2015

Company Name	Ticker	Allocation
Enterprise Products Partners L.P.	EPD	8.2%
Energy Transfer Partners, L.P.	ETP	6.7%
Summit Midstream Partners, LP	SMLP	5.7%
Energy Transfer Equity, L.P.	ETE	5.3%
Plains All American Pipeline, L.P.	PAA	4.6%
Magellan Midstream Partners, L.P.	MMP	4.1%
Williams Partners L.P.	WPZ	4.1%
Calumet Specialty Products Partners, L.P.	CLMT	4.0%
EnLink Midstream Partners, LP	ENLK	4.0%
Tallgrass Energy Partners, LP	TEP	3.9%

3 Data displayed here has been rounded to the nearest tenth for illustrative purposes only. The specific securities identified are not representative of all of the securities purchased or held by the Fund, and it should not be assumed that the investment in the securities identified was or will be profitable. Cash includes cash equivalents and unsettled security positions. Allocations are subject to change.

4 Source: Salient Capital Advisors, LLC, June 2015.

As of June 30, 2015, the top and bottom contributors to the Fund’s performance included:

Top 5 Contributors to Fund Performance
	Security	Ticker	Return	Fund Contribution
1	The Williams Companies, Inc.	WMB	30.0%	0.6%
2	Energy Transfer Equity, L.P.	ETE	12.7%	0.6%
3	ONEOK Partners, L.P.	OKS	7.3%	0.6%
4	NGL Energy Partners LP	NGL	12.4%	0.6%
5	Tallgrass Energy Partners, LP	TEP	9.5%	0.4%

Bottom 5 Contributors to Fund Performance
	Security	Ticker	Return	Fund Contribution
1	Enterprise Products Partners L.P.	EPD	-14.8%	-1.3%
2	EnLink Midstream Partners, LP	ENLK	-22.8%	-1.1%
3	Energy Transfer Partners, L.P.	ETP	-18.4%	-0.9%
4	Alliance Holdings GP, L.P.	AHGP	-28.3%	-0.8%
5	Targa Resources Corp.	TRGP	-15.6%	-0.6%

Source: Salient Capital Advisors, LLC, June 30, 2015. For illustrative purposes only. Past performance is not indicative of future results. Numbers have been rounded for illustrative purposes.

Market Review

Master Limited Partnership (MLP) investors shouldn’t be blamed if they felt a little shell-shocked entering 2015. Crude oil prices had plummeted during the last two months of 2014, causing many energy investors to book what had been nice YTD gains and head for the exits.

Unfortunately, the change in the calendar did not change the direction for either crude oil prices or MLP performance. By January 14th, crude oil and MLPs were each off 8% from where they had closed 2014.5 At that point, however, MLPs began to de-couple from crude. MLPs clawed back over half of the early losses to close January down 3%,6 while crude prices ended the month down 9.4% despite an 8% rally on the last day of January.7

The precipitous fall in crude oil prices reversed in 2Q; in fact, it rose quite a bit. After bottoming at ~$43 in March, crude oil rose 25% in the quarter closing at $59.47 after reaching a peak of over $61.7 MLPs followed crude prices higher in April as the AMZ enjoyed its best month since last August with a gain of 6.2%.6 The strong April performance pushed the index into positive ground for 2015 after being down 5.2% in the first quarter. It appeared that all was right in the world as U.S. crude production continued to grow, albeit more slowly, to a 40+ year high of 9.7 million barrels per day (mmbbl/d) and rig count declines had slowed to a stop.8 In addition, concerns over U.S. crude oil storage filling dissipated as low fuel prices spurred a strong increase in demand.

The slow-motion train wreck that is the Greek economy finally came to a head at the end of June when its creditors finally appeared to lose patience and the Greeks appeared in danger of running out of other people’s

5 Salient Capital Advisors, LLC, June 30, 2015.

6 Alerian, June 30, 2015.

7 FactSet Research Systems, June 30, 2015.

8 U.S. Energy Information Administration (EIA), June 30, 2015.

money. Whether Greece ultimately exits the Euro or not remains to be seen, but quite frankly, we don’t think it should have any long-term effect on MLPs. However, in the immediate term, interest rates dove and the dollar strengthened in a flight-to-safety trade. The stronger dollar negatively affected crude oil prices and, tangentially, MLPs. Over half of the overall loss for June in the AMZ occurred during the final five trading sessions.

As it stands, the price-only AMZ is back at both December 2011 and December 2012 levels. The AMZ closed 2011 at 389.93, up 7.25%.9 It closed 2012 at 385.09, down 1.24% after selling off hard over the last two months as capital gains rates were set to rise on January 1, 2013. The AMZ closed at 396.93 on June 30, 2015. It should be noted that in December 2011, the U.S. was producing 68.9 billions of cubic feet per day (Bcf/d) of natural gas and 6.0 mmbbl/d of crude oil. By the end of 2012, natural gas production had risen slightly to 69.4 Bcf/d but crude oil production had jumped to 7.1 mmbbl/d.10 According to the U.S. Energy Information Administration (EIA) April 2015 report (the latest available), the U.S. produced 79.4 Bcf/d of natural gas and 9.7 mmbbl/d of crude oil for the month.10

Natural gas production has increased ~15% while crude production is up 61.7% from December 2011 and 36.6% from December 2012. Meanwhile, the AMZ is essentially flat on a price basis.

We believe that the current production levels numbers are the “new normal.” While we may see a temporary pullback from current levels as the lagging impact from the dramatic reduction in the rig count is felt, we believe that U.S. production will ultimately rise over time. In the meantime, we continue to concentrate our portfolio in names that are almost exclusively fee-based cash flows and/ or “drop down” stories that have historically had the ability to directly engineer their growth rates.*

*“Drop-down” stories = The strategy of a company with a controlling interest in an MLP (i.e. controls the MLP’s general partner) selling cash flow producing operating assets into the underlying MLP.

Summary

Our emphasis on above average distribution growth potential rather than nominal yield to achieve superior total returns has served us well, relative to the AMZ benchmark during the first half of the year. We believe that being disciplined and maintaining our focus on choosing quality names using our “bottom up” stock selection approach will be key as some MLP valuations have become stretched. On the other hand, we believe the “bargains” have become harder to find but that will not keep us from looking.

Please visit our website at www.salientfunds.com for the latest updates.

Please note that this letter, including the financial information herein, is made available to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of the Fund or of any securities mentioned in this letter.

Sincerely,

Gregory A. Reid

President and Chief Executive Officer, MLP Business

Salient Capital Advisors, LLC

9 Alerian, June 30, 2015.

10 EIA, June 30, 2015.

Management Discussion of Fund Performance (Unaudited)

Letter to Shareholders

Dear Fellow Shareholders:1

It has been an eventful and changing year for both global equity markets and the Salient Global Equity Fund (the “Fund”). As of June 30, 2015, the Fund had total assets under management of $55.4 million and a NAV per share of $12.05 (for Class I).

Share Class	Commencement Date	Net Performance without Sales Charge			MSCI AC World Index[2] Return
		YTD 2015	1 Year	Average Annual Since Inception	YTD 2015	1 Year	Average Annual Since Inception of Fund Share Class

Class A (SGEAX)	2/4/2013	3.70%	1.03%	8.93%	2.66%	0.71%	10.08%

Class C (SGECX)	2/4/2013	3.39%	0.39%	8.14%	2.66%	0.71%	10.08%

Class I (SGEIX)	1/3/2013	3.88%	1.41%	10.37%	2.66%	0.71%	10.67%

Share Class	Commencement Date	Net Performance with Maximum Sales Charge
		YTD 2015	1 Year	Since Inception

Class A (SGEAX)	2/4/2013	-2.03%	-4.56%	6.41%

Class C (SGECX)	2/4/2013	2.39%	-0.59%	8.14%

Source: Salient Advisors, L.P. and MSCI, June 2015.

Returns above as of June 30, 2015.

The performance data quoted represents past performance and does not guarantee future results. Investment returns and principal values will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher that shown. Returns with sales charge reflect the deduction of current maximum front end sales charge of 5.50% for Class A shares, and the maximum contingent deferred sales charge of 1.00% which is applied to Class C shares. All returns reflect reinvestment of all dividend and capital gain distributions. To obtain performance information current to the most recent month-end please call 866-667-9228. The total annual gross and net operating expense ratios for the Fund, based on the current Fund prospectus dated April 30, 2015, are as follows: Class A shares are 2.15% and 1.94%, respectively, Class C shares are 2.90% and 2.69%, respectively, and Class I shares are 1.90% and 1.69%, respectively. The adviser has contractually agreed to waive fees and/or reimburse expenses to maintain the Fund’s total operating expenses at 1.85% for Class A, 2.60% for Class C and 1.60% for Class I shares, excluding certain expenses, until July 31, 2016. Returns do not reflect the taxes that investors may pay on Fund distributions or the sale of Fund shares.

1 Certain statements in this letter are forward-looking statements. The forward-looking statements and other views expressed herein are those of the portfolio managers and the Fund as of the date of this letter. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and there is no guarantee that any predictions will come to pass. The views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities.

2 The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of approximately 2,500 stocks as of December 31, 2014, while the Fund will build a portfolio of 40-60 stocks. The index returns are from 2/4/2013 onwards (For Class A and C share comparisons) and from 1/3/2013 onwards (for I share comparison). One cannot invest directly in an index. Index performance does not reflect the deduction of fees and expenses.

Semiannual Update

As of June 30, 2015, the MSCI AC World Index (“ACWI”) returned 2.66%, largely driven by Europe (3.82%3) and stronger emerging markets.4 U.S. Stocks, in stark contrast to prior periods, were relatively weaker.5 China, a market where we had been optimistic coming into 2015, had a strong start to the year (the MSCI Hong Kong Index6 returned 6.00% in the first quarter), and continued its strong performance with a 5.56% gain in the second quarter (11.90% YTD). This was, of course, an outcome which was to reverse in dramatic fashion in the early days of the third quarter.

For the first half of the year the Fund (Class I) generated a return of 3.88%, outpacing the MSCI ACWI by 1.22%. All of this outperformance came in the second quarter, when the Fund produced a return of 2.55% versus 0.35%. This Fund’s bullish positioning in China in early 2015 was a significant driver of outperformance, dominating most other sector- and security-specific effects. In addition, significant rallies in certain multi-national European positions we had identified as opportunistic positions bolstered returns for the year-to-date.

Our positioning in China changed fairly substantially over the year as we recognized the growing evidence of a materially weaker growth situation in China than we felt the market had discounted previously. We began the year with more than a 10% weight in companies domiciled in either Hong Kong or China, but by June 30, 2015 had reduced our position by nearly 40%. The timing was fortuitous, as the weakness in China that emerged in May and June took hold in earnest in July, when the MSCI China Index7 fell by 10.8%.

3 The MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. The MSCI Europe Index consists of the following 15 developed market country indexes: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom.

4 The MSCI Emerging Markets Index captures large and mid cap representation across 23 Emerging Markets (EM) countries. With 834 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

5 The S&P 500 Index is an unmanaged, capitalization weighted index comprising publicly traded common stocks issued by companies in various industries. The S&P 500 Index is widely recognized as the leading broad-based measurement of changes in conditions of the U.S. equities market.

6 The MSCI Hong Kong Index is designed to measure the performance of the large and mid cap segments of the Hong Kong market. With 39 constituents, the index covers approximately 85% of the free float-adjusted market capitalization of the Hong Kong equity universe.

7 The MSCI China Index captures large and mid cap representation across China H shares, B shares, Red chips and P chips. With 144 constituents, the index covers about 85% of this China equity universe.

In contrast, we remain overweight and have expanded our position in Europe. While the absence of growth in many European markets and companies dissuaded us from pursuing many of the otherwise attraction valuation opportunities, our view is that the relative growth picture in the US and emerging economies in not so starkly different as to warrant the premium valuations against Europe.

Largely driven by the aforementioned changes to our position in China, we have likewise reduced our overall emerging market exposure from 6.18% overweight the MSCI ACWI index to slightly underweight.

The data displayed in pie charts have been rounded to the nearest whole number for illustrative purposes only. Allocations are subject to change.

Source: Salient Advisors, L.P., June 30, 2015.

The top five contributors to the Fund’s performance were Syngenta AG (SYNN-VX), Anta Sports Products Limited (2020-HK), Fiserv, Inc. (FISV), Yum! Brands, Inc. (YUM), and CVS Health Corporation (CVS). Syngenta AG strongly outperformed in Q2 with a 14.9% price change driven by takeover talk beginning in early May. Yum! Brands Inc. reported stronger than expected consolidated earnings for Q1 and strong growth across its individual operating segments leading to a strong rally throughout April and into May.

The five largest detractors from the Fund’s performance were Muenchener Rueckversicherungs-Gesellschaft AG (MUV2-GR), Michael Kors Holdings Limited (KORS), Vivendi Universal S.A., (VIV-FP), Coach Inc. (COH) and Luk Fook Holdings (International) Limited (590-HK). Muenchener Rueckver continues to face market headwinds due to a challenging reinsurance pricing environment in Europe as well as falling yields. Michael Kors continued to underperform through the first quarter due to falling sales and compressing margins. Oversupply in the fashion industry is a growing problem, as brand stability and pricing power have been eroded. This has created a pricing war that has adversely impacted profitability. Due to strong market headwinds and an increasingly negative outlook, we have closed our KORS position.

Investment Strategies and Techniques

The investment objective of the Salient Global Equity Fund is to seek long-term capital appreciation. The Fund invests primarily in exchange-traded global equities, and from time to time it may utilize various futures contracts and other financially-linked derivatives and instruments in order to reduce or increase certain exposures. Under normal market conditions, at least 80% of the value of the Fund’s net assets (plus any borrowings made for investment purposes) will be invested in common stocks and other equity securities (such as preferred stock and/or convertible stock), and 40% of the value of the Fund’s net assets (plus any borrowings made for investment purposes) will be invested in common stocks and other equity securities (such as preferred stock and/or convertible stock) of issuers located outside of the United States.

Summary

We remain cautious and concerned about global equities in general. While we believe that most market participants are too zealous and ambitious in their expectations of Federal Reserve action on U.S. interest rates, our skepticism is driven by fundamental concerns about the strength and breadth of U.S. and emerging markets economic growth.

We note as well that the recent furor over Greece, which in all represents a de minimis portion of the European economy and financial assets, is all the more indication that Europe is not out of the woods. China, as noted previously, remains a concern for all investors.

Equity investors may always be faced with such concerns, so the fact that growth is subdued does not mean that stocks cannot perform well. Instead, what concerns us is the amount of growth necessary to generate returns anywhere near historical levels at current equity valuations is far higher than any reasonable expectation given anemic global economic conditions. We do not consider ourselves – or anyone else for that matter – to be especially skilled in the prediction of either economies or markets over short periods of time. We do know math, however, and the long-term returns investors can expect at these levels of growth and these prices are nowhere near where they have been for the last five years.

In our view, that does not mean that it is time to retreat from global equities. It has been well documented that many other asset classes exhibit the same characteristics. It does mean that it is important that investors in equity markets focus on strategies that have the ability to deliver regardless of outside forces, namely by accessing companies with sustainable competitive advantages that enable them to retain growth and pricing power in spite of weak economic conditions, as well as investing in companies who pay a greater and more stable portion of their earnings to investors in cash, reducing the guesswork on how much of the return needs to come from future growth.

Team Updates

As we indicated in our update to the Fund’s prospectus earlier this year, we wish Ajay Mehra, former team member and one of the Fund’s portfolio managers, a fond farewell as he pursues other ventures. I and my colleagues in Houston, San Francisco and New York remain hard at work to deliver differentiated results for you, our investors.

We look forward to providing regular updates on our progress. Please visit our website at www.salientfunds.com for the latest details.

Please note this letter, including the financial information herein, is made available to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for the use in the purchase of sale of shares of the Fund.

Sincerely,

Lee G. Partridge

Portfolio Manager

Management Discussion of Fund Performance (Unaudited)

Letter to Shareholders

Dear Fellow Shareholders:1

The trading range environment exhibited during the first half of 2015 created headwinds for the Salient Broadmark Tactical Plus Fund (the “Fund”). This type of market environment is the most difficult for the strategy, which predictably underperforms late in a bull market cycle. Risks have risen considerably and the portfolio has taken a defensive nature in order to provide downside protection. The Fund ended the first half of 2015 down 5.65% (for Class I), which was attributable to gains from written option contracts offset by losses from futures contracts.

Share Class	Commencement Date	Net Performance without Sales Charge			S&P 500 Index[2] Return
		YTD 2015	1 Year	Average Annual Since Inception	YTD 2015	1 Year	Average Annual Since Inception of Fund Share Class

Class A (SBTAX)	12/31/2012	-5.73%	-0.73%	5.97%	1.23%	7.42%	18.35%

Class C (SBTCX)	12/31/2012	-6.16%	-1.51%	5.16%	1.23%	7.42%	18.35%

Class I (SBTIX)	12/31/2012	-5.65%	-0.52%	6.21%	1.23%	7.42%	18.35%

Class F (BTPIX)	12/31/2012	-5.48%	-0.21%	6.55%	1.23%	7.42%	18.35%

Share Class	Commencement Date	Net Performance with Maximum Sales Charge
		YTD 2015	1 Year	Since Inception

Class A (SBTAX)	12/31/2012	-10.92%	-6.16%	3.60%

Class C (SBTCX)	12/31/2012	-7.09%	-2.48%	5.16%

Source: Salient Advisors, L.P. and Barclay Hedge, June 2015.

Returns above as of June 30, 2015.

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown. Returns with sales charge reflect the deduction of current maximum front end sales charge of 5.50% for Class A shares, and the maximum contingent deferred sales charge of 1.00% which is applied to Class C shares. All returns reflect reinvestment of all dividend and capital gain distributions. To obtain performance information current to the most recent month-end please call 866-667-9228. The total annual gross and net operating expense ratios for the Fund based on the current Fund prospectus dated April 30, 2015, are as follows: Class A shares are 4.85% and 2.22% respectively, Class C shares are 77.50% and 2.97% respectively, Class I shares are 4.74% and 1.97% respectively and Class F shares are 3.10% and 1.66% respectively. The adviser has contractually agreed to waive fees and/or reimburse expenses to maintain the Fund’s total operating expenses at 2.05% for Class A, 2.80% for Class C, 1.80% for Class I shares and 1.49% for Class F shares excluding certain expenses. This waiver of fees and/or reimbursement of expenses expire on July 31, 2016 for Class A, Class C and Class I, and expires on the third anniversary of the closing of the reorganization for Class F. The performance shown in the tables does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

Class A/C/I shares of the Fund commenced operations on December 15, 2014. The returns prior to that date are those of the predecessor fund’s Institutional Class shares, which commenced operations on December 31, 2012. Performance for the period from 12/31/2012 to 12/12/2014 reflects the gross performance of the Institutional Class shares of the predecessor fund adjusted to apply the fees and anticipated expenses of Class A/C/I shares of the Fund. All share classes of the Fund are invested in the same portfolio of securities and returns only differ to the extent that fees and expenses of the classes are different.

1 Certain statements in this letter are forward-looking statements. The forward-looking statements and other views expressed herein are those of the portfolio managers and the Fund as of the date of this letter. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and there is no guarantee that any predictions will come to pass. The views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities.

2 The S&P 500 (TR) Index is a widely recognized, unmanaged index of 500 of the largest companies in the United States as measured by market capitalization. The S&P 500 Index assumes reinvestment of all dividends and distributions. Because indices cannot be invested in directly, the returns of the S&P 500 Index do not reflect a deduction for fees, expenses or taxes.

Semiannual Update

During the first half of 2015 headlines were dominated by predictions of when the Federal Reserve will initiate an increase in rates, the potential for a Greek exit and the quick and dramatic end to the raging bull market in China. The situation in Europe was outpaced by the Chinese stock market turmoil.

A brief look at the four pillars of our investment process show that virtually any measure of valuation is at its historical high. However, we think that valuation is not a good timing tool since it just tells us that risks have risen. Higher valuation markets are more sensitive to changes in interest rates.

Most notably is that for the first time since quantitative easing was accelerated in 2011, we are seeing deterioration in monetary factors. Specifically, the general level of interest rates have begun to rise along with pronounced deterioration in interest rate sensitive sectors. Interest rate sensitive stocks often peak ahead of the broader market. We see this as a warning sign as an anticipated change in monetary policy along with deterioration in monetary factors often proceeds a general equity market decline.

Sentiment, which we view from a contrarian perspective, has improved due to global turbulence causing investor fears to rise. Sentiment is not yet to the levels that typically mark a low, but the improvement is encouraging.

Figure 1: Short-term sentiment in pessimistic territory is an improvement in our work.

Source: Ned Davis Research, June 30, 2015.

Figure 2: Intermediate-term sentiment has improved.

Momentum is negative across the board as a number of our volume based momentum models have deteriorated. There has been a marked narrowing in the participation of stocks making new highs as the S&P 500 has made new highs. Generally speaking, a vulnerable market is characterized by fewer and fewer stocks participating. Examples of this today are transportation stocks which are in a pronounced down trend.

Figure 3: Transportation (TRAN) Index showing a sharp decline.

The Fund’s average market exposure as of June 30, 2015 is shown below:

Investment Strategies and Techniques

The Fund seeks to produce, in any market environment, above-average risk-adjusted returns and less downside volatility than the S&P 500 Index. The Fund seeks to achieve this goal by investing primarily in a diversified portfolio of instruments that provide exposure to U.S. and non-U.S. equity securities. The Fund can invest in futures and options on securities, securities indices and shares of exchange-traded funds (ETFs). The Fund can also invest in equity securities (such as common stocks, preferred stocks and shares of investment companies, including ETFs) of U.S. and non-U.S. issuers, in any industry sector and in all market capitalization ranges, including small capitalization stocks, without limitation.

Investment decisions for the Fund are derived from a blend of qualitative and quantitative methodologies. The qualitative component includes: market valuation, monetary policy and investor sentiment. The quantitative analysis involves proprietary volume and breadth indicators, market trends and mean reversion.

The combination of this qualitative and quantitative approach is a documented method the Portfolio Manager designed and has followed for decades. The strategy for the Fund is to have aggressive positions early in trends and reduced exposure prior to drawdowns. The Fund’s correlation to traditional equity benchmarks will likely increase in bull markets and decrease in bear markets, as the portfolio’s exposure shifts direction.

The Fund’s exposure is continuously managed using these indicators by taking “long” and “short” positions in equity market indices; attempting to sidestep market downturns while looking to prudently participate in upward trends. The Fund’s exposure can range from a maximum of 200% net long to 100% net short.

Summary

The central theme is that risks are high, higher than they have been in the last 5 years. Risk aversion needs to be a focus. We remain cautiously defensive as we see multiple red flags in our process.

We look forward to providing regular updates in the future on our progress in executing the Fund’s business plan. Please visit our website at www.salientfunds.com for the latest updates.

Please note that this letter, including the financial information herein, is made available to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned herein.

Sincerely,

Chris Guptill

Portfolio Manager

Broadmark Asset Management LLC

Expense Examples

Table of Shareholder Expenses—as of June 30, 2015 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare the cost with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2015 through June 30, 2015.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Expenses Paid During Period(1) 1/1/15 – 6/30/15	Annualized Expense Ratio During Period 1/1/15 – 6/30/15
Salient Risk Parity Fund	Class A	$1,000.00	$975.80	$7.74	1.58%
	Class C	1,000.00	971.90	11.34	2.32%
	Class I	1,000.00	977.00	6.52	1.33%
Salient Alternative Beta Fund	Class A	1,000.00	1,001.30	9.92	2.00%
	Class C	1,000.00	997.50	13.67	2.76%
	Class I	1,000.00	1,002.60	8.79	1.77%
Salient Trend Fund	Class A	1,000.00	937.00	9.13	1.90%
	Class C	1,000.00	934.40	12.66	2.64%
	Class I	1,000.00	938.70	7.93	1.65%
Salient MLP & Energy Infrastructure Fund II	Class A	1,000.00	980.50	6.87	1.40%
	Class C	1,000.00	976.80	10.54	2.15%
	Class I	1,000.00	981.70	5.65	1.15%
Salient MLP Fund	Class A	1,000.00	955.60	9.21	1.90%
	Class C	1,000.00	953.30	12.83	2.65%
	Class I	1,000.00	957.70	8.06	1.66%
Salient Global Equity Fund	Class A	1,000.00	1,037.00	9.34	1.85%
	Class C	1,000.00	1,033.90	13.11	2.60%
	Class I	1,000.00	1,038.80	8.09	1.60%
Salient Broadmark Tactical Fund	Class A	1,000.00	942.70	9.87	2.05%
	Class C	1,000.00	938.40	13.46	2.80%
	Class I	1,000.00	943.50	8.67	1.80%
	Class F	1,000.00	945.20	7.19	1.49%

(1) Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Table of Shareholder Expenses—as of June 30, 2015 (Unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Expenses Paid During Period(1) 1/1/15 – 6/30/15	Annualized Expense Ratio During Period 1/1/15 – 6/30/15
Salient Risk Parity Fund	Class A	$1,000.00	$1,016.96	$7.90	1.58%
	Class C	1,000.00	1,013.29	11.58	2.32%
	Class I	1,000.00	1,018.20	6.66	1.33%
Salient Alternative Beta Fund	Class A	1,000.00	1,014.88	9.99	2.00%
	Class C	1,000.00	1,011.11	13.76	2.76%
	Class I	1,000.00	1,016.02	8.85	1.77%
Salient Trend Fund	Class A	1,000.00	1,015.37	9.49	1.90%
	Class C	1,000.00	1,011.70	13.17	2.64%
	Class I	1,000.00	1,016.61	8.25	1.65%
Salient MLP & Energy Infrastructure Fund II	Class A	1,000.00	1,017.85	7.00	1.40%
	Class C	1,000.00	1,014.13	10.74	2.15%
	Class I	1,000.00	1,019.09	5.76	1.15%
Salient MLP Fund	Class A	1,000.00	1,015.37	9.49	1.90%
	Class C	1,000.00	1,011.65	13.22	2.65%
	Class I	1,000.00	1,016.56	8.30	1.66%
Salient Global Equity Fund	Class A	1,000.00	1,015.62	9.25	1.85%
	Class C	1,000.00	1,011.90	12.97	2.60%
	Class I	1,000.00	1,016.86	8.00	1.60%
Salient Broadmark Tactical Fund	Class A	1,000.00	1,014.63	10.24	2.05%
	Class C	1,000.00	1,010.91	13.96	2.80%
	Class I	1,000.00	1,015.87	9.00	1.80%
	Class F	1,000.00	1,017.41	7.45	1.49%

(1) Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

SALIENT RISK PARITY FUND

Consolidated Schedule of Investments

June 30, 2015

(Unaudited)

Fair Value
Purchased Swaptions (Cost $20,775,781)	$20,396,130

Total Investments—20.2% (Cost $20,775,781)	20,396,130
Other Assets and Liabilities—79.8%	80,539,114

Total Net Assets—100.0%	$100,935,244

All percentages disclosed are calculated by dividing the indicated amounts by net assets.

Futures Contracts Purchased:
Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
10 Year Australia Treasury Bond	September 2015	273	$26,379,169	$107,977
10 Year Canada Bond	September 2015	154	17,264,574	123,337
10 Year Japan Government Bond	September 2015	19	22,819,564	36,420
10 Year U.S. Treasury Note	September 2015	514	64,852,343	(548,414)
Amsterdam Exchanges Index	July 2015	36	3,788,608	(3,019)
ASX SPI 200 Index	September 2015	62	6,453,052	(155,309)
Brent Crude*	August 2015	18	1,154,520	(26,089)
CAC 40 10 Euro	July 2015	18	960,395	(17,148)
Cocoa*	September 2015	35	1,144,150	56,333
Coffee ‘C’*	September 2015	33	1,638,450	(43,170)
Copper*	September 2015	3	196,125	(1,220)
Corn*	September 2015	38	801,800	113,130
E-Mini S&P 500	September 2015	227	23,317,440	(403,484)
E-Mini S&P Midcap 400	September 2015	2	299,620	(6,380)
Euro-Bund	September 2015	121	20,501,616	138,360
FTSE 100 Index	September 2015	13	1,326,264	(31,607)
FTSE/MIB Index	September 2015	31	3,900,139	35,172
Hang Seng China Enterprises Index	July 2015	70	5,836,118	(134,797)
Hang Seng Index	July 2015	19	3,211,565	(77,880)
IBEX 35 Index	July 2015	51	6,125,514	(7,269)
ICE Gas Oil*	August 2015	8	460,800	(3,790)
Lean Hogs*	August 2015	51	1,517,250	(153,575)
Live Cattle*	August 2015	61	3,613,030	(26,446)
LME Primary Aluminum*	August 2015	9	376,988	(16,314)
LME Primary Nickel*	August 2015	5	358,695	(22,255)
Long Gilt	September 2015	224	40,725,672	(377,158)
MSCI Taiwan Stock Index	July 2015	125	4,278,750	(63,668)
Natural Gas*	July 2015	89	2,520,480	137,867
NYMEX WTI Crude*	July 2015	40	2,378,800	(32,960)
OMXS30 Index	July 2015	210	3,907,593	(83,299)
Russell 2000 Mini Index	September 2015	80	10,003,200	(130,699)

See accompanying Notes to Financial Statements.

SALIENT RISK PARITY FUND

Consolidated Schedule of Investments, continued

June 30, 2015

(Unaudited)

Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
S&P/Toronto Stock Exchange 60 Index	September 2015	34	$4,595,227	$(57,073)
SGX MSCI Singapore Index	July 2015	23	1,270,167	(10,008)
SGX S&P CNX Nifty Index	July 2015	3	50,307	261
Silver*	September 2015	2	155,810	(2,945)
Soybean*	November 2015	30	1,555,875	183,600
Tokyo Price Index	September 2015	42	5,596,225	(39,803)
Wheat*	September 2015	64	1,970,400	340,813
Zinc*	August 2015	19	947,625	(73,100)

			$298,253,920	$(1,275,609)

Futures Contracts Sold:
Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
Cotton No.2*	December 2015	10	$339,550	$(13,448)
FTSE/JSE Top 40 Index	September 2015	39	1,483,514	25,587
Gasoline RBOB*	July 2015	1	86,075	(964)
Gold 100 Oz*	August 2015	4	468,720	1,650
Sugar#11*	September 2015	1	13,966	75

			$2,391,825	$12,900

*	All or a portion of these investments are held by Salient Risk Parity Offshore Fund, Ltd. (the “Risk Parity Subsidiary”)

Total Return Swap Agreements—Short Positions:
Underlying Instrument	Counterparty	Maturity Date	Notional Amount at Value	Unrealized Gain (Loss)
Ibovespa Index	Goldman Sachs	8/13/15	$1,107,635	$5,003
KOSPI 200 Index	Goldman Sachs	9/17/15	7,577,452	(23,142)

			$8,685,087	$(18,139)

Over-the-Counter Purchased Swaptions:
Description	Counterparty	Put/Call	Exercise Price	Expiration Date	Notional Value (Local Currency)	Premium	Value	Unrealized Appreciation (Depreciation)
The Markit CDX North America High Yield Index	Goldman Sachs International	Call	$80	9/16/15	$24,000,000	$5,958,000	$5,808,655	$(149,345)

See accompanying Notes to Financial Statements.

SALIENT RISK PARITY FUND

Consolidated Schedule of Investments, continued

June 30, 2015

(Unaudited)

Description	Counterparty	Put/Call	Exercise Price	Expiration Date	Notional Value (Local Currency)	Premium	Value	Unrealized Appreciation (Depreciation)
The Markit CDX North America Investment Grade Index	Goldman Sachs International	Call	$250	9/16/15	$64,000,000	$4,848,000	$4,779,500	$(68,500)
The Markit iTraxx Europe Crossover Index	Goldman Sachs International	Call	€250	9/16/15	€57,000,000	4,837,739	4,780,340	(57,399)
The Markit iTraxx Europe Index	Goldman Sachs International	Call	€1,000	9/16/15	€20,000,000	5,132,042	5,027,635	(104,407)

						$20,775,781	$20,396,130	$(379,651)

Allocation of Portfolio Holdings:
Risk Exposure	Notional Value	Percent of Total Derivative Exposure
Commodity Risk	$21,699,109	4.5%
Credit Risk	174,645,020	36.1%
Equity Risk	95,088,785	19.6%
Interest Rate Risk	192,542,938	39.8%

Total	$483,975,852	100.0%

See accompanying Notes to Financial Statements.

SALIENT ALTERNATIVE BETA FUND

Consolidated Schedule of Investments

June 30, 2015

(Unaudited)

Other Assets and Liabilities—100.0%	$2,255,690

Net Assets—100.0%	$2,255,690

Futures Contracts Purchased:
Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
10 Year Australia Treasury Bond	September 2015	1	$96,627	$419
10 Year Canada Bond	September 2015	2	224,215	1,833
10 Year U.S. Treasury Note	September 2015	1	126,172	(1,119)
Amsterdam Exchanges Index	July 2015	2	210,478	(168)
Brent Crude*	November 2015	11	723,250	16,784
CBOE Volatility Index (VIX)	July 2015	10	173,250	8,227
Cocoa*	September 2015	8	261,520	12,622
Coffee ‘C’*	September 2015	1	49,650	(2,422)
Copper*	September 2015	1	65,375	(3,165)
Corn*	December 2015	38	819,850	96,741
Euro-Bund	September 2015	2	338,870	2,269
FTSE/MIB Index	September 2015	1	125,811	1,565
Gasoline RBOB*	October 2015	8	593,611	19,208
Hang Seng China Enterprises Index	July 2015	5	416,866	(9,665)
Hang Seng Index	July 2015	3	507,089	(12,297)
Live Cattle*	August 2015	17	1,006,910	(23,453)
MSCI Taiwan Stock Index	July 2015	4	136,920	(2,038)
Natural Gas*	October 2015	16	474,400	24,246
NY Harbor ULSD*	July 2015	7	555,631	5,699
NYMEX WTI Crude*	October 2015	10	604,400	18,189
OMXS30 Index	July 2015	5	93,038	(1,958)
Russell 2000 Mini Index	September 2015	9	1,125,361	(13,860)
SGX MSCI Singapore Index	July 2015	2	110,449	(870)
Silver*	September 2015	1	77,905	(7,473)
Sugar#11*	February 2016	42	647,270	5,300
Tokyo Price Index	September 2015	5	666,217	(3,857)
Wheat*	September 2015	24	738,900	115,655

			$10,970,035	$246,412

Futures Contracts Sold:
Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
Brent Crude*	August 2015	14	$897,960	$(11,593)
CAC 40 10 Euro	July 2015	3	160,066	426
Corn*	September 2015	51	1,076,100	(134,998)

See accompanying Notes to Financial Statements.

SALIENT ALTERNATIVE BETA FUND

Consolidated Schedule of Investments, continued

June 30, 2015

(Unaudited)

Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
E-Mini S&P 500	September 2015	13	$1,335,359	$22,431
E-Mini S&P Midcap 400	September 2015	1	149,810	3,183
FTSE 100 Index	September 2015	2	204,041	4,850
FTSE/JSE Top 40 Index	September 2015	11	418,427	77
Gasoline RBOB*	July 2015	7	602,524	(24,056)
IBEX 35 Index	July 2015	1	120,108	150
ICE Gas Oil*	August 2015	3	172,800	570
Lean Hogs*	August 2015	8	238,000	16,374
Live Cattle*	December 2015	12	729,120	11,330
Natural Gas*	July 2015	18	509,760	(33,364)
NY Harbor ULSD*	October 2015	7	570,625	(11,012)
NYMEX WTI Crude*	July 2015	11	654,170	(12,464)
SGX S&P CNX Nifty Index	July 2015	12	201,228	626
Soybean*	November 2015	2	103,725	(12,006)
Sugar#11*	September 2015	67	935,749	(8,321)
Wheat*	December 2015	23	715,300	(122,642)

			$9,794,872	$(310,439)

*	All or a portion of these investments are held by Salient Alternative Beta Offshore Fund Ltd. (the “Alternative Beta Subsidiary”).

Total Return Swap Agreements—Long Positions:
Underlying Instrument	Counterparty	Maturity Date	Notional Amount at Value	Unrealized Gain (Loss)
KOSPI 200 Index	Goldman Sachs	9/17/15	$113,096	$(1,307)

Total Return Swap Agreements—Short Positions:
Underlying Instrument	Counterparty	Maturity Date	Notional Amount at Value	Unrealized Gain (Loss)
Ibovespa Index	Goldman Sachs	8/13/15	$207,682	$938

See accompanying Notes to Financial Statements.

SALIENT ALTERNATIVE BETA FUND

Consolidated Schedule of Investments, continued

June 30, 2015

(Unaudited)

Forward Foreign Currency Exchange Contracts:
Type of Contract	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value	Value	Unrealized Appreciation (Depreciation)
Long Contracts:
Brazilian Real	Goldman Sachs	7/15/15	585,347	$181,435	$187,280	$5,845
Chilean Peso	Goldman Sachs	7/15/15	181,149,098	290,094	283,075	(7,019)
Indian Rupee	Goldman Sachs	7/15/15	26,382,662	412,229	413,080	851
Indonesian Rupiah	Goldman Sachs	7/15/15	4,600,329,328	345,889	344,054	(1,835)
Korean Won	Goldman Sachs	7/15/15	332,742,688	298,050	298,317	267
Malaysian Ringgit	Goldman Sachs	7/15/15	344,494	93,049	91,239	(1,810)
New Zealand Dollar	Goldman Sachs	7/15/15	241,481	170,981	163,347	(7,634)
Philippine Peso	Goldman Sachs	7/15/15	18,063,956	405,121	400,362	(4,759)
Russian Ruble	Goldman Sachs	7/15/15	14,986,151	275,967	270,673	(5,294)
South African Rand	Goldman Sachs	7/15/15	4,582,545	371,741	375,953	4,212
Swiss Franc	Goldman Sachs	7/15/15	28,835	30,584	30,869	285
Turkish Lira	Goldman Sachs	7/15/15	446,127	164,518	165,716	1,198

				$3,039,658	$3,023,965	$(15,693)

Short Contracts:
Australian Dollar	Goldman Sachs	7/15/15	68,089	$51,750	$52,476	$(726)
British Pound	Goldman Sachs	7/15/15	88,987	135,390	139,783	(4,393)
Canadian Dollar	Goldman Sachs	7/15/15	136,615	108,891	109,374	(483)
Czech Koruna	Goldman Sachs	7/15/15	8,691,446	345,644	355,705	(10,061)
Euro	Goldman Sachs	7/15/15	477,867	522,523	532,787	(10,264)
Hungarian Forint	Goldman Sachs	7/15/15	85,954,682	303,896	303,892	4
Israeli New Shekel	Goldman Sachs	7/15/15	642,422	166,176	170,351	(4,175)
Japanese Yen	Goldman Sachs	7/15/15	44,808,529	360,536	366,244	(5,708)
Mexican Peso	Goldman Sachs	7/15/15	740,073	47,686	47,043	643
Norwegian Krone	Goldman Sachs	7/15/15	2,517,462	316,185	321,122	(4,937)
Polish Zloty	Goldman Sachs	7/15/15	682,586	180,367	181,544	(1,177)
Singapore Dollar	Goldman Sachs	7/15/15	114,646	84,630	85,129	(499)
Swedish Krona	Goldman Sachs	7/15/15	3,467,162	404,850	418,594	(13,744)
Taiwan Dollar	Goldman Sachs	7/15/15	222,097	7,204	7,199	5

				$3,035,728	$3,091,243	$(55,515)

See accompanying Notes to Financial Statements.

SALIENT ALTERNATIVE BETA FUND

Consolidated Schedule of Investments, continued

June 30, 2015

(Unaudited)

Allocation of Portfolio Holdings:

Risk Exposure	Notional/Contract Value	Percent of Total Derivative Exposure
Commodity Risk	$13,824,505	50.9%
Equity Risk	6,475,296	23.8%
Foreign Exchange Rate Risk	6,075,386	22.4%
Interest Rate Risk	785,884	2.9%

Total	$27,161,071	100.0%

See accompanying Notes to Financial Statements.

SALIENT TREND FUND

Consolidated Schedule of Investments

June 30, 2015

(Unaudited)

Other Assets and Liabilities—100.0%	$55,836,853

Net Assets—100.0%	$55,836,853

Futures Contracts Purchased:
Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
10 Year Australia Treasury Bond	September 2015	59	$5,700,993	$21,584
10 Year Canada Bond	September 2015	83	9,304,933	78,177
10 Year Japan Government Bond	September 2015	23	27,623,683	35,196
10 Year U.S. Treasury Note	September 2015	90	11,355,469	(69,936)
Amsterdam Exchanges Index	July 2015	16	1,683,826	(5,518)
ASX SPI 200 Index	September 2015	7	728,570	(17,189)
CAC 40 10 Euro	July 2015	69	3,681,513	(33,657)
Cocoa*	September 2015	199	6,505,310	263,465
E-Mini S&P 500	September 2015	91	9,347,520	(170,430)
E-Mini S&P Midcap 400	September 2015	17	2,546,770	(58,706)
Euro-Bund	September 2015	39	6,607,959	45,432
FTSE 100 Index	September 2015	14	1,428,284	(38,803)
FTSE/MIB Index	September 2015	32	4,025,950	16,139
German Stock Index	September 2015	6	1,839,511	(2,896)
Hang Seng China Enterprises Index	July 2015	44	3,668,417	(84,539)
Hang Seng Index	July 2015	17	2,873,505	(69,682)
IBEX 35 Index	July 2015	35	4,203,784	(14,929)
Live Cattle*	August 2015	208	12,319,840	(154,115)
Long Gilt	September 2015	27	4,908,898	(43,817)
MSCI Taiwan Stock Index	July 2015	19	650,370	(9,679)
OMXS30 Index	July 2015	71	1,321,138	(31,606)
Russell 2000 Mini Index	September 2015	52	6,502,080	(86,767)
S&P/Toronto Stock Exchange 60 Index	September 2015	20	2,703,075	(30,941)
SGX MSCI Singapore Index	July 2015	16	883,595	(4,741)
Tokyo Price Index	September 2015	37	4,930,007	(26,989)

			$137,345,000	$(494,947)

Futures Contracts Sold:
Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
Brent Crude*	August 2015	12	$769,680	$6,978
Coffee ‘C’*	September 2015	55	2,730,750	121,616
Copper*	September 2015	36	2,353,500	75,185
Corn*	September 2015	192	4,051,200	(497,423)
Cotton No.2*	December 2015	87	2,954,085	(118,450)

See accompanying Notes to Financial Statements.

SALIENT TREND FUND

Consolidated Schedule of Investments, continued

June 30, 2015

(Unaudited)

Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
FTSE/JSE Top 40 Index	September 2015	252	$9,585,785	$46,267
Gasoline RBOB*	July 2015	9	774,673	(9,120)
Gold 100 Oz*	August 2015	55	6,444,900	88,262
ICE Gas Oil*	August 2015	31	1,785,600	22,644
Lean Hogs*	August 2015	178	5,295,500	337,230
LME Lead*	August 2015	79	3,463,656	225,742
LME Primary Aluminum*	August 2015	144	6,031,800	217,762
LME Primary Nickel*	August 2015	44	3,156,516	392,691
Natural Gas*	July 2015	68	1,925,760	(43,531)
NY Harbor ULSD*	July 2015	34	2,698,777	(139)
NYMEX WTI Crude*	July 2015	10	594,700	6,435
SGX S&P CNX Nifty Index	July 2015	222	3,722,718	10,094
Silver*	September 2015	33	2,570,865	77,672
Soybean*	November 2015	93	4,823,213	(548,356)
Sugar#11*	September 2015	301	4,203,886	8,534
Wheat*	September 2015	91	2,801,663	(412,659)
Zinc*	August 2015	18	897,750	7,479

			$73,636,977	$14,913

*	All or a portion of these investments are held by Salient Trend Offshore Fund Ltd. (the “Trend Subsidiary”).

Total Return Swap Agreements—Short Positions:
Underlying Instrument	Counterparty	Maturity Date	Notional Amount at Value	Unrealized Gain (Loss)
Ibovespa Index	Goldman Sachs	8/13/15	$5,607,404	$25,326
KOSPI 200 Index	Goldman Sachs	9/17/15	4,410,756	(17,641)

			$10,018,160	$7,685

Allocation of Portfolio Holdings:
Risk Exposure	Notional Value	Percent of Total Derivative Exposure
Commodity Risk	$79,153,624	35.9%
Equity Risk	76,344,578	34.4%
Interest Rate Risk	65,501,935	29.7%

Total	$221,000,137	100.0%

See accompanying Notes to Financial Statements.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND II

Schedule of Investments

June 30, 2015

(Unaudited)

	Shares/Units	Fair Value

Master Limited Partnerships and Related Companies—98.9%
Coal—0.0%
United States—0.0%
Alliance Holdings GP, L.P.(1)	6,700	$262,305

		262,305

Diversified Energy—33.3%
United States—33.3%
Enbridge Energy Management, L.L.C.(1)(2)	2,741,903	90,482,786
Energy Transfer Equity, L.P.(1)	577,727	37,072,742
Energy Transfer Partners, L.P.(1)	352,252	18,387,554
Enterprise Products Partners L.P.(1)	1,393,406	41,648,905
Kinder Morgan, Inc.	3,672,207	140,976,027
NGL Energy Partners LP(1)	893,087	27,087,329
ONEOK, Inc.	1,956,366	77,237,330
SemGroup Corporation	1,096,279	87,132,255
The Williams Companies, Inc.(1)(3)	1,463,883	84,012,245

		604,037,173

Gathering & Processing—18.7%
United States—18.7%
American Midstream Partners, LP(1)	692,016	11,127,617
Antero Midstream Partners LP(1)	1,054,018	30,187,076
EnLink Midstream, LLC	2,783,186	86,529,253
MarkWest Energy Partners, L.P.(1)	306,680	17,290,618
PennTex Midstream Partners, LP(1)	156,544	3,035,388
Summit Midstream Partners, LP(1)	1,396,712	46,147,364
Targa Resources Corp.	1,355,768	120,961,622
Western Gas Equity Partners, LP(1)	432,912	25,974,720

		341,253,658

Liquids Transportation & Storage—15.6%
United Kingdom—2.8%
VTTI Energy Partners LP(1)	2,054,720	51,450,189

United States—12.8%
Arc Logistics Partners, LP(1)	334,828	5,879,580
Buckeye Partners, L.P.(1)	238,381	17,623,507
Magellan Midstream Partners, L.P.(1)	237,558	17,432,006
PBF Logistics LP(1)	122,610	2,934,057
Plains GP Holdings, L.P., Class A(1)	4,883,517	126,190,079
Rose Rock Midstream, L.P.(1)	361,399	16,895,403
Shell Midstream Partners, L.P.(1)	501,121	22,876,174
Shell Midstream Partners, L.P.(1)(4)(5)	95,865	4,097,270
Sunoco Logistics Partners L.P.(1)	496,660	18,887,980

		284,266,245

See accompanying Notes to Financial Statements.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND II

Schedule of Investments, continued

June 30, 2015

(Unaudited)

	Shares/Units	Fair Value

Natural Gas Pipelines & Storage—15.5%
United States—15.5%
Dominion Midstream Partners, LP(1)	458,136	$17,551,190
EQT GP Holdings, LP(1)	567,614	19,293,200
EQT Midstream Partners, LP(1)	237,930	19,400,812
NiSource, Inc.	607,127	27,678,920
Spectra Energy Corp.	2,778,912	90,592,531
Tallgrass Energy GP, LP(1)	2,593,812	83,391,056
Tallgrass Energy Partners, LP(1)	517,726	24,892,266

		282,799,975

Tankers—7.6%
Bermuda—1.8%
Golar LNG Partners LP(1)	1,303,101	32,147,502

Republic of the Marshall Islands—4.5%
Navios Maritime Partners L.P.(1)	985,147	10,541,073
Teekay Corporation	844,837	36,175,920
Teekay Offshore Partners L.P.(1)	1,773,777	35,883,509

United States—1.3%
Capital Product Partners L.P.(1)	3,034,816	23,701,913

		138,449,917

Transportation Infrastructure—2.9%
United States—2.9%
Macquarie Infrastructure Company LLC	645,124	53,306,596

		53,306,596

Utilities—5.3%
United Kingdom—0.9%
Abengoa Yield plc(4)(5)	558,503	16,230,097

United States—4.4%
NRG Yield, Inc., Class A	1,177,196	25,886,540
NRG Yield, Inc., Class C	1,424,815	31,189,200
TerraForm Power, Inc., Class A	606,116	23,020,286

		96,326,123

Total Master Limited Partnerships and Related Companies (Cost $1,740,856,030)		1,800,701,992

Total Investments—98.9% (Cost $1,740,856,030)		1,800,701,992
Other Assets and Liabilities—1.1%		20,552,143

Total Net Assets—100.0%		$1,821,254,135

All percentages disclosed are calculated by dividing the indicated amounts by net assets.

See accompanying Notes to Financial Statements.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND II

Schedule of Investments, continued

June 30, 2015

(Unaudited)

(1)	Non-income producing security.
(2)	Distributions are paid-in-kind.
(3)

All or a portion of these securities are held as collateral for the written call options. As of June 30, 2015 the total fair value of securities held as collateral for the written call options is $16,149,546.

(4)

Restricted security is exempt from registration under the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. See footnote 2(g) in the notes to financial statements for further information.

(5)

Securities have been fair valued in good faith using fair value procedures approved by the Board of Trustees and represent 1.1% of net assets. See notes to financial statements for further information.

Written Options:
Description	Put/Call	Exercise Price	Expiration Date	Number of Contracts	Premium	Fair Value	Unrealized Appreciation (Depreciation)
The Williams Companies, Inc.	Call	$65	8/21/2015	(2,814)	$(265,102)	$(182,910)	$82,192

					$(265,102)	$(182,910)	$82,192

Allocation of Portfolio Holdings:

Salient MLP & Energy Infrastructure Fund II invested in the following industries as of June 30, 2015:

	Value	% of Total Investments
Coal	$262,305	0.0%
Diversified Energy	604,037,173	33.5%
Gathering & Processing	341,253,658	19.0%
Liquids Transportation & Storage	284,266,245	15.8%
Natural Gas Pipelines & Storage	282,799,975	15.7%
Tankers	138,449,917	7.7%
Transportation Infrastructure	53,306,596	3.0%
Utilities	96,326,123	5.3%

Total	$1,800,701,992	100.0%

Salient MLP & Energy Infrastructure Fund II invested in securities with exposure to the following countries as of June 30, 2015:

	Value	% of Total Investments
Bermuda	$32,147,502	1.8%
Republic of the Marshall Islands	82,600,502	4.6%
United Kingdom	67,680,286	3.8%
United States	1,618,273,702	89.8%

Total	$1,800,701,992	100.0%

See accompanying Notes to Financial Statements.

SALIENT MLP FUND

Schedule of Investments

June 30, 2015

(Unaudited)

	Shares/Units	Fair Value

Master Limited Partnerships and Related Companies—127.4%
Diversified Energy—49.1%
United States—49.1%
Enable Midstream Partners, LP(1)	23,565	$376,569
Enbridge Energy Partners, L.P.(1)(2)	16,490	549,612
Energy Transfer Equity, L.P.(1)(2)	15,629	1,002,913
Energy Transfer Partners, L.P.(1)(2)	24,507	1,279,265
Enterprise Products Partners L.P.(1)(2)	51,919	1,551,860
Kinder Morgan, Inc.	10,082	387,048
NGL Energy Partners LP(1)(2)	24,640	747,331
ONEOK, Inc.	5,953	235,024
The Williams Companies, Inc.(1)(2)	5,893	338,199
Williams Partners L.P.(1)(2)	16,175	783,355

		7,251,176

Gathering & Processing—29.3%
United States—29.3%
American Midstream Partners, LP(1)	8,077	129,878
Antero Midstream Partners LP(1)(2)	22,950	657,288
EnLink Midstream Partners, LP(1)(2)	34,270	752,912
MarkWest Energy Partners, L.P.(1)(2)	7,318	412,589
Summit Midstream Partners, LP(1)(2)	32,923	1,087,776
Targa Resources Corp.(2)	7,678	685,031
Western Gas Equity Partners, LP(1)(2)	9,939	596,340

		4,321,814

Liquids Transportation & Storage—33.9%
United States—33.9%
Arc Logistics Partners, LP(1)	10,833	190,227
Genesis Energy, L.P.(1)	16,902	741,829
Magellan Midstream Partners, L.P.(1)(2)	10,715	786,267
MPLX LP(1)(2)	5,370	383,311
PBF Logistics LP(1)(2)	18,670	446,773
Plains All American Pipeline, L.P.(1)(2)	19,905	867,261
Plains GP Holdings, L.P., Class A(1)(2)	21,507	555,741
Rose Rock Midstream, L.P.(1)(2)	10,875	508,406
Sunoco Logistics Partners L.P.(1)(2)	13,644	518,881

		4,998,696

Natural Gas Pipelines & Storage—9.9%
United States—9.9%
EQT Midstream Partners, LP(1)(2)	6,307	514,273
Tallgrass Energy GP, LP(1)	6,338	203,767
Tallgrass Energy Partners, LP(1)(2)	15,550	747,643

		1,465,683

See accompanying Notes to Financial Statements.

SALIENT MLP FUND

Schedule of Investments, continued

June 30, 2015

(Unaudited)

	Shares/Units	Fair Value

Refining & Marketing—5.2%
United States—5.2%
Calumet Specialty Products Partners, L.P.(1)	30,120	$766,855

		766,855

Total Master Limited Partnerships and Related Companies (Cost $19,703,532)		18,804,224

Total Investments—127.4% (Cost $19,703,532)		18,804,224
Credit Facility—(27.5)%		(4,065,000)
Other Assets and Liabilities—0.1%		21,655

Total Net Assets—100.0%		$14,760,879

All percentages disclosed are calculated by dividing the indicated amounts by net assets.

(1)	Non-income producing security.
(2)

All or a portion of these securities are held as collateral for the line of credit agreement. As of June 30, 2015 the total fair value of securities held as collateral for the line of credit agreement is $12,427,905.

Allocation of Portfolio Holdings:

Salient MLP Fund invested in the following industries as of June 30, 2015:

	Value	% of Total Investments
Diversified Energy	$7,251,176	38.5%
Gathering & Processing	4,321,814	23.0%
Liquids Transportation & Storage	4,998,696	26.6%
Natural Gas Pipelines & Storage	1,465,683	7.8%
Refining & Marketing	766,855	4.1%

Total	$18,804,224	100.0%

Salient MLP Fund invested in securities with exposure to the following countries as of June 30, 2015:

	Value	% of Total Investments
United States	$18,804,224	100.0%

Total	$18,804,224	100.0%

See accompanying Notes to Financial Statements.

SALIENT GLOBAL EQUITY FUND

Schedule of Investments

June 30, 2015

(Unaudited)

	Shares/Units	Fair Value

Common Stocks—90.1%
Consumer Discretionary—17.6%
China—1.8%
Anta Sports Products Limited	432,000	$1,047,773
France—4.3%
Kering	6,500	1,160,378
Vivendi SA	48,227	1,216,292
Germany—1.6%
Adidas AG	11,700	895,335
Hong Kong—1.2%
Luk Fook Holdings (International) Limited	227,690	671,206
Japan—1.3%
Panasonic Corporation	54,000	742,020
United States—7.4%
Johnson Controls, Inc.	17,751	879,207
Ross Stores, Inc.	34,334	1,668,976
YUM! Brands, Inc.	17,147	1,544,602

		9,825,789

Consumer Staples—8.8%
United Kingdom—3.1%
Reckitt Benckiser Group plc	20,000	1,724,322
United States—5.7%
CVS Health Corporation	18,098	1,898,117
PepsiCo, Inc.	14,194	1,324,868

		4,947,307

Energy—7.0%
Bermuda—0.9%
Nabors Industries Ltd.	34,694	500,634
United Kingdom—2.0%
BP PLC ADR	27,077	1,081,997
United States—4.1%
EQT GP Holdings, LP(1)	4,669	158,699
National Oilwell Varco, Inc.	19,387	936,004
NGL Energy Partners LP(1)	19,688	597,137
Southwestern Energy Company(1)	25,650	583,025

		3,857,496

Financials—20.2%
China—1.8%
China Merchants Bank Co., Ltd.	334,122	974,179
Germany—2.0%
Muenchener Rueckversicherungs—Gesellschaft AG	6,100	1,081,150

See accompanying Notes to Financial Statements.

SALIENT GLOBAL EQUITY FUND

Schedule of Investments, continued

June 30, 2015

(Unaudited)

	Shares/Units	Fair Value

Italy—1.5%
UniCredit S.p.A	122,753	$824,420
Spain—1.4%
Banco Santander ADR	112,242	786,816
Switzerland—1.0%
UBS AG GRS	26,022	552,707
United Kingdom—3.0%
Standard Chartered plc	105,500	1,688,888
United States—9.5%
American Express Company	11,660	906,215
Bank of America Corporation	35,556	605,163
Capital One Financial Corporation	16,623	1,462,325
MetLife, Inc.	17,628	986,992
The Bank of New York Mellon Corporation	31,349	1,315,718

		11,184,573

Health Care—11.7%
France—3.3%
Sanofi ADR	37,927	1,878,524
Germany—2.1%
Bayer AG	8,272	1,157,675
Switzerland—3.3%
Novartis AG ADR	18,946	1,863,150
United States—3.0%
Abbott Laboratories	33,373	1,637,947

		6,537,296

Industrials—6.7%
France—1.6%
Bouygues SA	23,175	866,318
United States—5.1%
Rockwell Automation, Inc.	6,668	831,100
United Parcel Service, Inc.	11,370	1,101,867
United Technologies Corporation	7,763	861,150

		3,660,435

Information Technology—11.7%
China—1.6%
Alibaba Group Holding Limited ADR(1)	10,500	863,835
Germany—1.8%
SAP SE ADR	14,426	1,013,138
India—1.3%
Infosys Limited ADR	46,256	733,158
Japan—1.4%
Fujitsu Limited	135,466	757,644

See accompanying Notes to Financial Statements.

SALIENT GLOBAL EQUITY FUND

Schedule of Investments, continued

June 30, 2015

(Unaudited)

	Shares/Units	Fair Value

United States—5.6%
Analog Devices, Inc.	9,190	$589,860
Fiserv, Inc.(1)	17,218	1,426,167
Microsoft Corporation	23,220	1,025,163

		6,408,965

Materials—3.9%
Canada—1.0%
Potash Corporation of Saskatchewan Inc.	17,430	539,807
Switzerland—2.9%
Syngenta AG ADR	19,572	1,597,271

		2,137,078

Telecommunication Services—2.5%
United States—2.5%
Verizon Communications Inc.	29,360	1,368,470

		1,368,470

Total Common Stock (Cost $45,207,812)		49,927,409

Registered Investment Companies—5.4%
United States—5.4%
WisdomTree India Earnings ETF	61,617	1,335,240
WisdomTree Japan Hedged Equity Fund ETF	28,908	1,653,538

		2,988,778

Total Registered Investment Companies (Cost $2,789,639)		2,988,778

Total Investments—95.5% (Cost $47,997,451)		52,916,187
Other Assets and Liabilities—4.5%		2,474,126

Total Net Assets—100.0%		$55,390,313

All percentages disclosed are calculated by dividing the indicated amounts by net assets.

(1)	Non-income producing security.

ADR—American Depositary Receipt

ETF—Exchange Traded Fund

GRS—Global Registered Shares

Futures Contracts Purchased:
Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
Nikkei 225 Index	September 2015	12	$1,983,820	$(30,331)

			$1,983,820	$(30,331)

See accompanying Notes to Financial Statements.

SALIENT GLOBAL EQUITY FUND

Schedule of Investments, continued

June 30, 2015

(Unaudited)

Risk Exposure	Notional Value	Percent of Total Derivative Exposure
Equity Risk	$1,983,820	100.0%

Total	$1,983,820	100.0%

Allocation of Portfolio Holdings:

Salient Global Equity Fund invested in the following industries as of June 30, 2015:

	Value	% of Total Investments
Consumer Discretionary	$9,825,789	18.8%
Consumer Staples	4,947,307	9.4%
Energy	3,857,496	7.2%
Financials	11,184,573	21.0%
Health Care	6,537,296	12.5%
Industrials	3,660,435	6.9%
Information Technology	6,408,965	12.0%
Materials	2,137,078	4.0%
Telecommunication Services	1,368,470	2.6%
Registered Investment Companies	2,988,778	5.6%

Total	$52,916,187	100.0%

Salient Global Equity Fund invested in securities with exposure to the following countries as of June 30, 2015:

	Value	% of Total Investments
Bermuda	$500,634	0.9%
Canada	539,807	1.0%
China	2,885,787	5.5%
France	5,121,512	9.7%
Germany	4,147,298	7.8%
Hong Kong	671,206	1.3%
India	733,158	1.4%
Italy	824,420	1.6%
Japan	1,499,664	2.8%
Spain	786,816	1.5%
Switzerland	4,013,128	7.6%
United Kingdom	4,495,207	8.5%
United States	26,697,550	50.4%

Total	$52,916,187	100.0%

See accompanying Notes to Financial Statements.

SALIENT BROADMARK TACTICAL PLUS FUND

Schedule of Investments

June 30, 2015

(Unaudited)

Fair Value
Purchased Put Option Contracts (Cost $96,005)	$91,443

Total Investments—0.5% (Cost $96,005)	91,443
Other Assets and Liabilities—99.5%	18,890,002

Total Net Assets—100.0%	$18,981,445

All percentages disclosed are calculated by dividing the indicated amounts by net assets.

Purchased Options:
Description	Put/Call	Exercise Price	Expiration Date	Number of Contracts	Cost	Fair Value	Unrealized Appreciation (Depreciation)
S&P 500 Index	Put	$2,000	7/17/2015	68	$95,018	$88,740	$(6,278)
S&P 500 Index	Put	14,000	8/21/2015	47	987	2,703	1,716

					$96,005	$91,443	$(4,562)

Written Options:
Description	Put/Call	Exercise Price	Expiration Date	Number of Contracts	Premium	Fair Value	Unrealized Appreciation (Depreciation)
S&P 500 Index	Put	$1,900	7/17/2015	(68)	$(36,872)	$(24,480)	$12,392

					$(36,872)	$(24,480)	$12,392

Futures Contracts Purchased:
Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
E-Mini S&P 500	September 2015	67	$6,882,240	$(7,018)

			$6,882,240	$(7,018)

Allocation of Portfolio Holdings:
Risk Exposure	Notional Value	Percent of Total Derivative Exposure
Equity Risk	$6,998,163	100.0%

Total	$6,998,163	100.0%

See accompanying Notes to Financial Statements.

SALIENT BROADMARK TACTICAL PLUS FUND

Schedule of Investments, continued

June 30, 2015

(Unaudited)

Salient Broadmark Tactical Plus Fund invested in the following industries as of June 30, 2015:

	Value	% of Total Investments
Options	$91,443	100.0%

Total	$91,443	100.0%

Salient Broadmark Tactical Plus Fund invested in securities with exposure to the following countries as of June 30, 2015:

	Value	% of Total Investments
United States	$91,443	100.0%

Total	$91,443	100.0%

See accompanying Notes to Financial Statements.

SALIENT MF TRUST

Statements of Assets and Liabilities

June 30, 2015

(Unaudited)

	Risk Parity Fund (Consolidated)		Alternative Beta Fund (Consolidated)	Trend Fund (Consolidated)	MLP Energy Fund	MLP Fund		Global Equity Fund		Broadmark Tactical Plus Fund
Assets:
Investments at cost	$20,775,781		$—	$—	$1,740,856,030	$19,703,532		$47,997,451		$96,005

Investments at fair value	20,396,130		—	—	1,800,701,992	18,804,224		52,916,187		91,443
Cash and cash equivalents	70,921,477		2,567,254	43,960,302	36,568,380	203,878		1,671,687		18,587,878
Foreign currencies	107,912	(1)	—	—	—	—		733,211	(1)	—
Deposits with brokers for futures contracts	9,012,575		581,785	8,320,859	—	—		58,551		222,640
Segregated cash for collateral	80,000		490,000	3,300,000	—	—		—		100,701
Unrealized gain on swap agreements	5,003		938	25,326	—	—		—		—
Dividends and interest receivable	12,046		435	7,372	6,502	52		41,244		1,536
Receivable for capital shares issued	15,484		—	804,266	5,337,270	6,000		40,736		25,000
Receivable from investments sold	—		—	—	21,544,149	—		1,512		—
Reclaims receivable	—		—	—	—	—		44,972		—
Variation margin on futures contracts	541,392		44,894	109,390	—	—		11,767		34,939
Receivable from Adviser	—		19,535	—	—	28,694		—		577
Federal income tax receivable	—		—	—	31,900	—		—		—
Deferred tax asset, net of valuation allowance	—		—	—	—	—	(2)	—		—
Prepaids and other assets	40,962		28,350	31,599	274,834	15,586		26,737		60,369

Total assets	101,132,981		3,733,191	56,559,114	1,864,465,027	19,058,434		55,546,604		19,125,083

See accompanying Notes to Financial Statements.

SALIENT MF TRUST

Statements of Assets and Liabilities, continued

June 30, 2015

(Unaudited)

	Risk Parity Fund (Consolidated)	Alternative Beta Fund (Consolidated)	Trend Fund (Consolidated)	MLP Energy Fund	MLP Fund	Global Equity Fund	Broadmark Tactical Plus Fund
Liabilities:
Credit facility	$—	$—	$—	$—	$4,065,000	$—	$—
Written options	—	—	—	182,910 (3)	—	—	24,480 (4)
Payable for investments purchased	—	—	—	36,748,327	39,851	1,520	—
Payable for capital shares redeemed	—	1,243,188	1,387	697,890	—	22,547	—
Variation margin on futures contracts	—	71,247	558,106	—	—	—	31,225
Unrealized loss on swap agreements	23,142	1,307	17,641	—		—	—
Unrealized depreciation on forward foreign currency exchange contracts	—	71,208	—	—	—	—	—
Interest payable	—	—	—	—	2,820	—	—
Payable to Adviser	71,282	—	30,809	1,419,818	—	39,047	—
Distribution and services fees payable	4,509	52	1,291	182,601	830	2,817	860
Trustee fees payable	—	—	2,783	1,098	—	—	3,256
Deferred tax liability	—	—	—	3,336,170	—	—	—
Accounts payable and accrued expenses	98,804	90,499	110,244	642,078	189,054	90,360	83,817

Total liabilities	197,737	1,477,501	722,261	43,210,892	4,297,555	156,291	143,638

Net Assets	$100,935,244	$2,255,690	$55,836,853	$1,821,254,135	$14,760,879	$55,390,313	$18,981,445

Composition of Net Assets:
Paid-in capital	$119,009,548	$8,073,660	$61,996,994	$1,799,715,857	$16,938,757	$46,194,747	$19,520,536
Accumulated net investment income (loss)	(719,706)	(56,802)	(2,864,703)	(12,770,443)	(881,433)	312,675	(117,207)
Accumulated net realized gains (losses)	(15,706,023)	(5,626,185)	(2,833,111)	(22,283,263)	(397,137)	3,988,819	(422,696)
Unrealized appreciation (depreciation) on investments	(1,648,575)	(134,983)	(462,327)	56,591,984	(899,308)	4,894,072	812

Net Assets	$100,935,244	$2,255,690	$55,836,853	$1,821,254,135	$14,760,879	$55,390,313	$18,981,445

Net Assets:
Class A Shares	$7,754,868	$8,702	$3,365,057	$247,376,355	$487,318	$591,441	$1,828,889
Class C Shares	3,457,823	60,424	450,461	157,162,275	1,078,866	3,365,088	34,760
Class I Shares	89,722,553	2,186,564	52,021,335	1,416,715,505	13,194,695	51,433,784	457,580
Class F Shares	—	—	—	—	—	—	16,660,216

	$100,935,244	$2,255,690	$55,836,853	$1,821,254,135	$14,760,879	$55,390,313	$18,981,445

See accompanying Notes to Financial Statements.

SALIENT MF TRUST

Statements of Assets and Liabilities, continued

June 30, 2015

(Unaudited)

	Risk Parity Fund (Consolidated)	Alternative Beta Fund (Consolidated)	Trend Fund (Consolidated)	MLP Energy Fund	MLP Fund	Global Equity Fund	Broadmark Tactical Plus Fund
Shares Outstanding:
Class A Shares	874,375	1,103	301,672	19,369,633	55,043	49,065	163,595
Class C Shares	399,235	7,581	41,070	12,385,503	122,223	282,594	3,123
Class I Shares	10,038,390	276,559	4,653,162	111,079,171	1,498,777	4,268,918	40,908
Class F Shares	—	—	—	—	—	—	1,486,235

Net Asset Value, Offering Price and Redemption Price:
Class A Shares	$8.87	$7.89	$11.15	$12.77	$8.85	$12.05	$11.18
Class C Shares	$8.66	$7.97	$10.97	$12.69	$8.83	$11.91	$11.13
Class I Shares	$8.94	$7.91	$11.18	$12.75	$8.80	$12.05	$11.19
Class F Shares	$—	$—	$—	$—	$—	$—	$11.21
Maximum Sales Charge—Class A Shares	5.50%	5.50%	5.50%	5.50%	5.50%	5.50%	5.50%

Maximum Offering Price per share—Class A Shares (Net Asset Value / (100%—maximum sales charge))	$9.39	$8.35	$11.80	$13.51	$9.37	$12.75	$11.83

(1)	Cost of foreign currencies for Risk Parity Fund and Global Equity Fund are $107,912 and $724,779, respectively.
(2)	Valuation allowance for MLP Fund is $591,654.
(3)	Premiums received on written options for MLP Energy Fund are $265,102.
(4)	Premiums received on written options for Broadmark Tactical Plus Fund are $36,872.

See accompanying Notes to Financial Statements.

SALIENT MF TRUST

Statements of Operations

For the Six Months Ended June 30, 2015

(Unaudited)

	Risk Parity Fund (Consolidated)	Alternative Beta Fund (Consolidated)	Trend Fund (Consolidated)	MLP Energy Fund	MLP Fund	Global Equity Fund
Investment Income:
Distributions from master limited partnerships	$—	$—	$—	$17,116,803	$545,582	$31,647
Less return of capital on distributions	—	—	—	(16,158,463)	(545,582)	(31,647)

Net distributions from master limited partnerships	—	—	—	958,340	—	—
Dividends from master limited partnership related companies	—	—	—			—
Dividend income	—	—	—	16,906,214	28,100	946,191
Interest income	86,161	1,246	36,135	43,510	326	—
Foreign tax withholding	—	—	—	(19,836)	—	(49,262)

Total Investment Income	86,161	1,246	36,135	17,888,228	28,426	896,929

Operating Expenses:
Investment management fees	488,473	19,594	233,312	7,790,656	77,630	374,909
Administration fees	38,596	3,271	81,040	433,074	3,499	15,093
Distribution and service fee Class A	8,259	7	6,787	248,640	597	2,416
Distribution and service fee Class C	16,032	164	1,077	770,216	3,991	13,540
Administrative services fees	33,733	8,093	18,198	548,761	17,267	25,365
Trustees fees	24,934	27,909	26,293	24,607	30,551	25,027
Audit fees	18,477	17,754	18,549	24,988	20,344	18,489
Custodian fees	9,773	6,846	11,470	54,090	—	14,088
Interest	—	—	—	—	18,489	—
Line of credit commitment fees	—	—	—	—	10,581	—
Legal fees	18,203	10,713	5,033	95,732	42,109	7,302
Registration and filing fees	16,875	20,645	30,118	48,376	35,093	46,595
Tax preparation fees	8,194	9,180	8,690	167,749	61,410	8,690
Transfer agent fees	19,757	14,122	18,431	140,684	15,047	17,627
Other expenses	30,469	23,951	25,276	220,700	59,351	32,283

Total Expenses Before Fee Reductions	731,775	162,249	484,274	10,568,273	395,959	601,424

Less expenses contractually waived/reimbursed by the Adviser	(25,562)	(125,748)	(71,400)	—	(256,176)	(105,389)

Net Expenses	706,213	36,501	412,874	10,568,273	139,783	496,035

Net Investment Income (Loss), Before Income Taxes	(620,052)	(35,255)	(376,739)	7,319,955	(111,357)	400,894

Deferred tax expense (benefit)	—	—	—	—	—	—

Net Investment Income (Loss)	(620,052)	(35,255)	(376,739)	7,319,955	(111,357)	400,894

See accompanying Notes to Financial Statements.

SALIENT MF TRUST

Statements of Operations, continued

For the Six Months Ended June 30, 2015

(Unaudited)

	Risk Parity Fund (Consolidated)	Alternative Beta Fund (Consolidated)	Trend Fund (Consolidated)	MLP Energy Fund	MLP Fund	Global Equity Fund
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments and foreign currency translations	$(571,355)	$252,794	$(190,911)	$(25,648,476)	$(374,057)	$2,776,488
Net realized gain (loss) on written option contracts	—	—	—	1,471,927	—	—
Net realized gain (loss) on futures contracts	2,769,408	326,114	2,639,916	—	—	21,041
Net realized gain (loss) on swap agreements	427,221	(20,812)	(695,896)	—	—	—
Net realized gain (loss) on forward foreign currency exchange contracts	—	11,643	—	—	—	—

Net realized gain (loss), before income taxes	2,625,274	569,739	1,753,109	(24,176,549)	(374,057)	2,797,529
Deferred tax expense (benefit)	—	—	—	—	—	—

Net realized gain (loss)	2,625,274	569,739	1,753,109	(24,176,549)	(374,057)	2,797,529
Change in unrealized appreciation/depreciation on investments, before income taxes	(4,774,049)	(422,845)	(5,073,084)	(21,645,684)	(391,230)	(833,435)

Deferred tax expense (benefit)	—	—	—	(97,547)	—	—

Change in unrealized appreciation/depreciation on investments	(4,774,049)	(422,845)	(5,073,084)	(21,548,137)	(391,230)	(833,435)

Net Realized and Unrealized Gain (Loss) on Investments	(2,148,775)	146,894	(3,319,975)	(45,724,686)	(765,287)	1,964,094

Change in Net Assets Resulting from Operations	$(2,768,827)	$111,639	$(3,696,714)	$(38,404,731)	$(876,644)	$2,364,988

See accompanying Notes to Financial Statements.

SALIENT MF TRUST

Statements of Operations, continued

For the Six Months Ended June 30, 2015

(Unaudited)

Broadmark Tactical Plus Fund
Investment Income:
Dividends	$5
Interest	9,010

Total Investment Income	9,015

Expenses
Investment management fees	191,737
Administration fees	2,362
Distribution services fees, Class A	1,592
Distribution services fees, Class C	111
Administrative services fees	12,361
Trustees fees	24,522
Audit fees	21,125
Custodian fees	3,033
Professional fees	3,252
Registration and filing fees Class A	5,903
Registration and filing fees Class C	3,472
Registration and filing fees Class I	5,473
Registration and filing fees Class F	8,787
Tax preparation fees	15,691
Transfer agent fees, Class A	3,915
Transfer agent fees, Class C	3,684
Transfer agent fees, Class I	4,416
Transfer agent fees, Class F	3,551
Printing fees, Class A	461
Printing fees, Class C	104
Printing fees, Class I	1,377
Printing fees, Class F	17,628
Other expenses	32,081

Total Expenses	366,638
Fee reductions and/or expense reimbursements by the Adviser	(165,220)

Net Expenses	201,418

Net Investment Income (Loss)	(192,403)

Realized and Unrealized Gains (Losess) on Investments:
Net realized gain (loss) on investments	994,916
Net realized gain (loss) on written option contracts	116,476
Net realized gain (loss) on futures contracts	(934,182)
Change in unrealized appreciation (depreciation) on:
Investments	(1,649,226)
Futures contracts	31,996
Options contracts written	108,869

Net Realized and Unrealized Gains (Losses) on Investments	(1,331,151)

Change in Net Assets Resulting from Operations	$(1,523,554)

See accompanying Notes to Financial Statements.

SALIENT MF TRUST

Statements of Changes in Net Assets

	Risk Parity Fund (Consolidated)		Alternative Beta Fund (Consolidated)
	For the six months ended June 30, 2015 (Unaudited)	For the Year ended December 31, 2014	For the six months ended June 30, 2015 (Unaudited)	For the Year ended December 31, 2014
Operations:
Net investment income (loss), net of income taxes	$(620,052)	$(1,151,486)	$(35,255)	$(378,173)
Net realized gain (loss) on investments, net of income taxes	2,625,274	11,083,322	569,739	(4,828,043)
Change in unrealized appreciation/depreciation on investments, net of income taxes	(4,774,049)	2,453,208	(422,845)	(57,978)

Change in net assets resulting from operations	(2,768,827)	12,385,044	111,639	(5,264,194)

Distributions:
Return of capital:
Class A Shares	—	—	—	(231)
Class C Shares	—	—	—	(689)
Class I Shares	—	—	—	(420,926)
Net realized gains:
Class A Shares	—	(534,853)	—	(184)
Class C Shares	—	(292,762)	—	(876)
Class I Shares	—	(10,029,279)	—	(1,638,223)

Change in Net Assets resulting from distributions	—	(10,856,894)	—	(2,061,129)

Change in Net Assets resulting from capital transactions	11,014,318	(10,723,312)	(2,932,239)	(28,869,676)

Change in Net Assets	8,245,491	(9,195,162)	(2,820,600)	(36,194,999)
Net Assets:
Beginning of period	92,689,753	101,884,915	5,076,290	41,271,289

End of period	$100,935,244	$92,689,753	$2,255,690	$5,076,290

Accumulated net investment income (loss):	$(719,706)	$(99,654)	$(56,802)	$(21,547)

See accompanying Notes to Financial Statements.

SALIENT MF TRUST

Statements of Changes in Net Assets, continued

	Risk Parity Fund (Consolidated)		Alternative Beta Fund (Consolidated)
	For the six months ended June 30, 2015 (Unaudited)	For the Year ended December 31, 2014	For the six months ended June 30, 2015 (Unaudited)	For the Year ended December 31, 2014
Capital Transactions:
Class A Shares
Proceeds from shares issued	$4,351,141	$6,026,390	$10,096	$10,051
Dividends reinvested	—	279,604	—	415
Value of shares redeemed	(1,036,306)	(7,117,406)	(4,382)	(30,524)

Class A Shares capital transactions	3,314,835	(811,412)	5,714	(20,058)

Class C Shares
Proceeds from shares issued	1,277,226	1,292,786	54,116	3,716
Dividends reinvested	—	281,484	—	1,565
Value of shares redeemed	(178,460)	(287,075)	(6,775)	—

Class C Shares capital transactions	1,098,766	1,287,195	47,341	5,281

Class I Shares
Proceeds from shares issued	23,566,143	34,930,447	2,170,904	4,261,381
Dividends reinvested	—	6,998,795	—	1,646,555
Value of shares redeemed	(16,965,426)	(53,128,337)	(5,156,198)	(34,762,835)

Class I Shares capital transactions	6,600,717	(11,199,095)	(2,985,294)	(28,854,899)

Change in Net Assets resulting from capital transactions	$11,014,318	$(10,723,312)	$(2,932,239)	$(28,869,676)

Share Transactions:
Class A Shares
Issued	462,987	619,991	1,233	1,181
Reinvested	—	30,491	—	52
Redeemed	(110,735)	(725,042)	(543)	(3,787)

Change in Class A Shares	352,252	(74,560)	690	(2,554)

Class C Shares
Issued	136,463	134,043	6,497	454
Reinvested	—	31,311	—	197
Redeemed	(19,500)	(30,069)	(830)	—

Change in Class C Shares	116,963	135,285	5,667	651

Class I Shares
Issued	2,491,341	3,587,476	263,104	499,781
Reinvested	—	758,266	—	202,172
Redeemed	(1,786,164)	(5,475,998)	(633,957)	(4,221,190)

Change in Class I Shares	705,177	(1,130,256)	(370,853)	(3,519,237)

See accompanying Notes to Financial Statements.

SALIENT MF TRUST

Statements of Changes in Net Assets, continued

	Trend Fund (Consolidated)
	For the six months ended June 30, 2015 (Unaudited)	For the Year ended December 31, 2014
Operations:
Net investment income (loss), net of income taxes	$(376,739)	$(649,549)
Net realized gain (loss) on investments, net of income taxes	1,753,109	(3,431,080)
Change in unrealized appreciation/depreciation on investments, net of income taxes	(5,073,084)	3,710,414

Change in net assets resulting from operations	(3,696,714)	(370,215)

Distributions:
Net realized gains:
Class A Shares	—	(262,633)
Class C Shares	—	(1,558)
Class I Shares	—	(1,962,743)

Change in Net Assets resulting from distributions	—	(2,226,934)

Change in Net Assets resulting from capital transactions	16,280,557	(29,439,889)

Change in Net Assets	12,583,843	(32,037,038)
Net Assets:
Beginning of period	43,253,010	75,290,048

End of period	$55,836,853	$43,253,010

Accumulated net investment income (loss)	$(2,864,703)	$(2,487,964)

Capital Transactions:
Class A Shares
Proceeds from shares issued	$1,864,116	$3,293,882
Dividends reinvested	—	262,500
Value of shares redeemed	(3,128,131)	(1,720,506)

Class A Shares capital transactions	(1,264,015)	1,835,876

Class C Shares
Proceeds from shares issued	466,799	22,025
Dividends reinvested	—	1,558
Value of shares redeemed	—	(99,425)

Class C Shares capital transactions	466,799	(75,842)

Class I Shares
Proceeds from shares issued	24,110,797	17,517,493
Dividends reinvested	—	1,488,628
Value of shares redeemed	(7,033,024)	(50,206,044)

Class I Shares capital transactions	17,077,773	(31,199,923)

Change in Net Assets resulting from capital transactions	$16,280,557	$(29,439,889)

See accompanying Notes to Financial Statements.

SALIENT MF TRUST

Statements of Changes in Net Assets, continued

	Trend Fund (Consolidated)
	For the six months ended June 30, 2015 (Unaudited)	For the Year ended December 31, 2014
Share Transactions:
Class A Shares
Issued	152,035	308,639
Reinvested	—	22,265
Redeemed	(265,071)	(174,362)

Change in Class A Shares	(113,036)	156,542

Class C Shares
Issued	38,612	2,162
Reinvested	—	134
Redeemed	—	(10,411)

Change in Class C Shares	38,612	(8,115)

Class I Shares
Issued	2,020,797	1,726,372
Reinvested	—	126,048
Redeemed	(582,213)	(5,201,768)

Change in Class I Shares	1,438,584	(3,349,348)

See accompanying Notes to Financial Statements.

SALIENT MF TRUST

Statements of Changes in Net Assets, continued

	MLP Energy Fund	MLP Energy Fund (Consolidated)	MLP Fund
	For the six months ended June 30, 2015 (Unaudited)	For the Year ended December 31, 2014	For the six months ended June 30, 2015 (Unaudited)	For the period April 2, 2014(1) through December 31, 2014
Operations:
Net investment income (loss), net of income taxes	$7,319,955	$5,074,684	$(111,357)	$(141,738)
Net realized gain (loss) on investments, net of income taxes	(24,176,549)	(20,969,239)	(374,057)	(112,676)
Change in unrealized appreciation/depreciation on investments, net of income taxes	(21,548,137)	16,510,018	(391,230)	(508,078)

Change in net assets resulting from operations	(38,404,731)	615,463	(876,644)	(762,492)

Distributions:
Net investment income:
Class A Shares	(816,493)	(944,423)	—	—
Class C Shares	(571,976)	(383,886)	—	—
Class I Shares	(5,931,486)	(3,746,375)	—	—
In excess of net investment income:
Class A Shares	(3,164,756)	(501,830)	(13,177)	—
Class C Shares	(2,217,000)	(203,982)	(19,100)	—
Class I Shares	(22,990,655)	(1,990,679)	(506,465)	—
Return of capital:
Class A Shares	—	(6,221,613)	—	(4,379)
Class C Shares	—	(2,528,943)	—	(6,433)
Class I Shares	—	(24,680,155)	—	(720,860)

Change in Net Assets resulting from distributions	(35,692,366)	(41,201,886)	(538,742)	(731,672)

Change in Net Assets resulting from capital transactions	420,138,158	1,006,766,028	(2,258,467)	19,928,896

Change in Net Assets	346,041,061	966,179,605	(3,673,853)	18,434,732
Net Assets:
Beginning of period	1,475,213,074	509,033,469	18,434,732	—

End of period	$1,821,254,135	$1,475,213,074	$14,760,879	$18,434,732

Accumulated net investment income (loss)	$(12,770,443)	$15,601,968	$(881,433)	$(231,334)

See accompanying Notes to Financial Statements.

SALIENT MF TRUST

Statements of Changes in Net Assets, continued

	MLP Energy Fund	MLP Energy Fund (Consolidated)	MLP Fund
	For the six months ended June 30, 2015 (Unaudited)	For the Year ended December 31, 2014	For the six months ended June 30, 2015 (Unaudited)	For the period April 2, 2014(1) through December 31, 2014
Capital Transactions:
Class A Shares
Proceeds from shares issued	$127,752,154	$231,882,215	$79,507	$479,508
Dividends reinvested	3,847,779	7,516,772	10,337	2,931
Value of shares redeemed	(50,052,142)	(232,435,073)	(8,214)	(9,391)

Class A Shares capital transactions	81,547,791	6,963,914	81,630	473,048

Class C Shares
Proceeds from shares issued	23,890,073	127,282,819	500,549	700,763
Dividends reinvested	2,763,198	3,062,231	18,216	6,172
Value of shares redeemed	(10,836,452)	(12,452,847)	(3,463)	(19,444)

Class C Shares capital transactions	15,816,819	117,892,203	515,302	687,491

Class I Shares
Proceeds from shares issued	524,214,744	1,109,446,916	1,249,055	24,803,487
Dividends reinvested	24,340,307	23,370,103	278,286	36,301
Value of shares redeemed	(225,781,503)	(250,907,108)	(4,382,740)	(6,071,431)

Class I Shares capital transactions	322,773,548	881,909,911	(2,855,399)	18,768,357

Change in Net Assets resulting from capital transactions	$420,138,158	$1,006,766,028	$(2,258,467)	$19,928,896

Share Transactions:
Class A Shares
Issued	9,541,940	16,680,467	8,674	46,913
Reinvested	291,648	540,690	1,100	277
Redeemed	(3,821,075)	(15,421,591)	(862)	(1,059)

Change in Class A Shares	6,012,513	1,799,566	8,912	46,131

Class C Shares
Issued	1,826,796	8,920,936	55,018	67,326
Reinvested	211,310	215,813	1,941	586
Redeemed	(831,021)	(908,799)	(363)	(2,285)

Change in Class C Shares	1,207,085	8,227,950	56,596	65,627

Class I Shares
Issued	39,978,530	77,682,089	136,840	2,387,219
Reinvested	1,845,219	1,638,982	29,263	3,429
Redeemed	(17,207,735)	(18,245,922)	(475,992)	(581,982)

Change in Class I Shares	24,616,014	61,075,149	(309,889)	1,808,666

(1)	Commencement of operations

See accompanying Notes to Financial Statements.

SALIENT MF TRUST

Statements of Changes in Net Assets, continued

	Global Equity Fund
	For the six months ended June 30, 2015 (Unaudited)	For the Year ended December 31, 2014
Operations:
Net investment income (loss), net of income taxes	$400,894	$287,037
Net realized gain (loss) on investments, net of income taxes	2,797,529	2,676,853
Change in unrealized appreciation/depreciation on investments, net of income taxes	(833,435)	(1,948,078)

Change in net assets resulting from operations	2,364,988	1,015,812

Distributions:
Net investment income:
Class A Shares	—	(6,692)
Class C Shares	—	—
Class I Shares	—	(363,590)
Net realized gains:
Class A Shares	—	(57,643)
Class C Shares	—	(58,077)
Class I Shares	—	(1,596,146)

Change in Net Assets resulting from distributions	—	(2,082,148)

Change in Net Assets resulting from capital transactions	(11,158,328)	(311,780)

Change in Net Assets	(8,793,340)	(1,378,116)
Net Assets:
Beginning of period	64,183,653	65,561,769

End of period	$55,390,313	$64,183,653

Accumulated net investment income (loss)	$312,675	$(88,219)

Capital Transactions:
Class A Shares
Proceeds from shares issued	$79,600	$1,266,430
Dividends reinvested	—	64,335
Value of shares redeemed	(1,825,060)	(2,306,066)

Class A Shares capital transactions	(1,745,460)	(975,301)

Class C Shares
Proceeds from shares issued	1,164,189	1,725,420
Dividends reinvested	—	58,076
Value of shares redeemed	(387,009)	(278,859)

Class C Shares capital transactions	777,180	1,504,637

See accompanying Notes to Financial Statements.

SALIENT MF TRUST

Statements of Changes in Net Assets, continued

	Global Equity Fund
	For the six months ended June 30, 2015 (Unaudited)	For the Year ended December 31, 2014
Class I Shares
Proceeds from shares issued	$3,251,140	$24,423,810
Dividends reinvested	—	1,234,895
Value of shares redeemed	(13,441,188)	(26,499,821)

Class I Shares capital transactions	(10,190,048)	(841,116)

Change in Net Assets resulting from capital transactions	$(11,158,328)	$(311,780)

Share Transactions:
Class A Shares
Issued	6,612	105,965
Reinvested	—	5,475
Redeemed	(146,788)	(190,515)

Change in Class A Shares	(140,176)	(79,075)

Class C Shares
Issued	97,439	146,281
Reinvested	—	4,985
Redeemed	(33,608)	(24,748)

Change in Class C Shares	63,831	126,518

Class I Shares
Issued	278,352	2,066,928
Reinvested	—	105,277
Redeemed	(1,136,359)	(2,252,727)

Change in Class I Shares	(858,007)	(80,522)

See accompanying Notes to Financial Statements.

SALIENT MF TRUST

Statements of Changes in Net Assets, continued

	Salient Broadmark Tactical Plus Fund
	For the six months ended June 30, 2015 (Unaudited)	For the period December 1, 2014(1) through December 31, 2014	Year Ended November 30, 2014(2)
Operations:
Net investment income (loss)	$(192,403)	$75,196	$(112,598)
Net realized gains (losses) from:
Investments	994,916	—	(371,881)
Options contracts written	116,476	6,112	29,605
Futures contracts	(934,182)	(1,786)	303,105
Change in unrealized appreciation/depreciation on investments
Investments	(1,649,226)	96,043	1,505,463
Options contracts written	31,996	(509,238)	—
Futures contracts	108,869	(96,477)	382,482

Change in net assets resulting from operations	(1,523,554)	(430,150)	1,736,176

Distributions:
Net realized gains:
Class A Shares	—	(5)	—
Class C Shares	—	(5)	—
Class I Shares	—	(5)	—
Class F Shares	—	(353,850)	—
Investor Class	—	—	(8,503)
Institutional Class	—	—	(285,404)

Change in Net Assets resulting from distributions	—	(353,865)	(293,907)

Change in Net Assets resulting from capital transactions	(10,745,697)	9,231,617	11,358,790

Change in Net Assets	(12,269,251)	8,447,602	12,801,059
Net Assets:
Beginning of period	31,250,696	22,803,094	10,002,035

End of period	$18,981,445	$31,250,696	$22,803,094

Accumulated net investment income (loss)	$(117,207)	$75,196	$—

Capital Transactions:
Class A Shares
Proceeds from shares issued	$1,870,334	$2,501	$—
Dividends reinvested	—	5	—
Value of shares redeemed	—	—	—

Class A Shares capital transactions	1,870,334	2,506	—

See accompanying Notes to Financial Statements.

SALIENT MF TRUST

Statements of Changes in Net Assets, continued

	Salient Broadmark Tactical Plus Fund
	For the six months ended June 30, 2015 (Unaudited)	For the period December 1, 2014(1) through December 31, 2014		Year Ended November 30, 2014(2)
Class C Shares
Proceeds from shares issued	$33,500	$2,501		$—
Dividends reinvested	—	5		—
Value of shares redeemed	—	—		—

Class C Shares capital transactions	33,500	2,506		—

Class I Shares
Proceeds from shares issued	1,452,607	502,501		—
Dividends reinvested	—	5		—
Value of shares redeemed	(1,466,459)	—		—

Class I Shares capital transactions	(13,852)	502,506		—

Class F Shares
Proceeds from shares issued	1,687,551	8,726,351		—
Dividends reinvested	—	353,850		—
Value of shares redeemed	(14,323,230)	(356,102)		—

Class F Shares capital transactions	(12,635,679)	8,724,099		—

Investor Class
Proceeds from shares issued	—	—		6,849,396
Dividends reinvested	—	—		8,503
Value of shares redeemed	—	—		(2,278,390)

Investor Class capital transactions	—	—		4,579,509

Institutional Class
Proceeds from shares issued	—	—		9,944,527
Dividends reinvested	—	—		285,404
Value of shares redeemed	—	—		(3,450,650)

Institutional Class capital transactions	—	—		6,779,281

Change in Net Assets resulting from capital transactions	$(10,745,697)	$9,231,617		$11,358,790

Share Transactions:
Class A Shares
Issued	163,379	216		—
Reinvested	— (3)	—	(3)	—
Redeemed	—	—		—

Change in Class A Shares	163,379	216		—

Class C Shares
Issued	2,907	216		—
Reinvested	— (3)	—	(3)	—
Redeemed	—	—		—

Change in Class C Shares	2,907	216		—

See accompanying Notes to Financial Statements.

SALIENT MF TRUST

Statements of Changes in Net Assets, continued

	Salient Broadmark Tactical Plus Fund
	For the six months ended June 30, 2015 (Unaudited)	For the period December 1, 2014(1) through December 31, 2014		Year Ended November 30, 2014(2)
Class I Shares
Issued	126,902	42,374		—
Reinvested	— (3)	—	(3)	—
Redeemed	(128,368)	—		—

Change in Class I Shares	(1,466)	42,374		—

Class F Shares
Issued	146,502	736,423		—
Reinvested	—	29,176		—
Redeemed	(1,251,588)	(29,741)		—

Change in Class F Shares	(1,105,086)	735,858		—

Investor Class
Issued	—	—		594,093
Reinvested	—	—		748
Redeemed	—	—		(201,737)

Investor Class capital transactions	—	—		393,104

Institutional Class
Issued	—	—		884,687
Reinvested	—	—		25,154
Redeemed	—	—		(302,577)

Institutional Class capital transactions	—	—		607,264

(1)

Commencement of operations of Salient Broadmark Tactical Plus Fund is December 15, 2014. Amounts from December 1, 2014 through December 12, 2014 reflect the operations of the predecessor Broadmark Tactical Plus Fund.

(2)	Reported data reflects the operations of the predecessor Broadmark Tactical Plus Fund. See footnote 11 in the notes to financial statements for further information.
(3)	Rounds to less than 1 share.

See accompanying Notes to Financial Statements.

SALIENT MF TRUST

MLP Fund

Statement of Cash Flows

For the Six Months Ended June 30, 2015

(Unaudited)

Cash flows from operating activities:
Net decrease in net assets resulting from operations	$(876,644)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(7,269,422)
Proceeds from disposition of investments	13,278,326
Return of capital on distributions from master limited partnerships	545,582
Net realized loss on investments	374,057
Change in unrealized appreciation/depreciation from investments	391,230

Change in operating assets and liabilities:
Dividends and interest receivable	28
Receivable from investments sold	245,315
Receivable from Adviser	127,961
Prepaids and other assets	(4,148)
Payable for investments purchased	39,851
Interest payable	(3,324)
Distribution and services fees payable	294
Accounts payable and accrued expenses	38,081

Net cash provided by operating activities	6,887,187

Cash flows from financing activities:
Advances from credit facility	7,900,000
Repayments on credit facility	(11,850,000)
Subscriptions	1,830,520
Redemptions	(4,394,417)
Distributions, net of reinvestments	(231,903)

Net cash used in financing activities	(6,745,800)

Net increase in cash and cash equivalents	141,387
Cash and cash equivalents at beginning of period	62,491

Cash and cash equivalents at end of period	$203,878

Supplemental schedule of cash activity:
Cash paid for interest during the period	$21,813
Cash paid for non-use fees during the period	9,391
Supplemental schedule of non-cash activity:
Reinvestment of distributions to common shareholders	$306,839

See accompanying Notes to Financial Statements.

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From						Ratios to Average Net Assets
	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on investments	Total from Investment Activities	Return of Capital	Net Realized Gain on Investments	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets at End of Period (000s)	Gross Expenses(c)	Net Expenses(c)(d)	Net Investment Income (Loss)(c)	Portfolio Turnover(e)
Risk Parity Fund (Consolidated)
Class A
Six months ended June 30, 2015 (Unaudited)	$9.09	(0.07)	(0.15)	(0.22)	—	—	—	$8.87	(2.42)%	$7,755	1.62%	1.58%	(1.41)%	—
Year ended December 31, 2014	$9.07	(0.14)	1.38	1.24	—	(1.22)	(1.22)	$9.09	13.58%	$4,748	1.64%	1.60%	(1.41)%	—
Year ended December 31, 2013	$10.16	(0.14)	(0.35)	(0.49)	—	(0.60)	(0.60)	$9.07	(4.78)%	$5,409	1.84%	1.60%	(1.45)%	—
Period ended December 31, 2012(f)	$9.94	(0.07)	0.32	0.25	—	(0.03)	(0.03)	$10.16	2.53%	$4,018	1.92%	1.61%	(1.59)%	—
Class C
Six months ended June 30, 2015 (Unaudited)	$8.91	(0.10)	(0.15)	(0.25)	—	—	—	$8.66	(2.81)%	$3,458	2.37%	2.32%	(2.16)%	—
Year ended December 31, 2014	$8.97	(0.21)	1.37	1.16	—	(1.22)	(1.22)	$8.91	12.84%	$2,516	2.38%	2.35%	(2.16)%	—
Year ended December 31, 2013	$10.13	(0.22)	(0.34)	(0.56)	—	(0.60)	(0.60)	$8.97	(5.49)%	$1,319	2.59%	2.35%	(2.20)%	—
Period ended December 31, 2012(g)	$10.12	(0.09)	0.13	0.04	—	(0.03)	(0.03)	$10.13	0.41%	$363	2.67%	2.36%	(2.34)%	—
Class I
Six months ended June 30, 2015 (Unaudited)	$9.15	(0.05)	(0.16)	(0.21)	—	—	—	$8.94	(2.30)%	$89,723	1.38%	1.33%	(1.16)%	—
Year ended December 31, 2014	$9.09	(0.11)	1.39	1.28	—	(1.22)	(1.22)	$9.15	13.99%	$85,426	1.38%	1.35%	(1.16)%	—
Year ended December 31, 2013	$10.16	(0.12)	(0.35)	(0.47)	—	(0.60)	(0.60)	$9.09	(4.59)%	$95,156	1.59%	1.35%	(1.20)%	—
Period ended December 31, 2012(h)	$10.00	(0.06)	0.25	0.19	—	(0.03)	(0.03)	$10.16	1.91%	$108,199	1.67%	1.36%	(1.34)%	—
Alternative Beta Fund (Consolidated)
Class A
Six months ended June 30, 2015 (Unaudited)	$7.84	(0.08)	0.13	0.05	—	—	—	$7.89	0.13%	$9	8.11%	2.00%	(1.94)%	—
Year ended December 31, 2014	$9.88	(0.13)	(0.80)	(0.93)	(0.60)	(0.51)	(1.11)	$7.84	(9.16)%	$3	2.34%	1.67%	(1.60)%	—
Period ended December 31, 2013(i)	$10.37	(0.13)	(0.36)	(0.49)	—	—	—	$9.88	(4.73)%	$29	2.17%	1.63%	(1.60)%	—
Class C
Six months ended June 30, 2015 (Unaudited)	$7.95	(0.11)	0.13	0.02	—	—	—	$7.97	(0.25)%	$60	8.87%	2.76%	(2.70)%	—
Year ended December 31, 2014	$9.82	(0.19)	(0.79)	(0.98)	(0.38)	(0.51)	(0.89)	$7.95	(9.79)%	$15	3.09%	2.43%	(2.35)%	—
Period ended December 31, 2013(i)	$10.37	(0.18)	(0.37)	(0.55)	—	—	—	$9.82	(5.30)%	$12	2.91%	2.37%	(2.35)%	—
Class I
Six months ended June 30, 2015 (Unaudited)	$7.81	(0.07)	0.17	0.10	—	—	—	$7.91	0.26%	$2,187	7.88%	1.77%	(1.70)%	—
Year ended December 31, 2014	$9.90	(0.11)	(0.81)	(0.92)	(0.66)	(0.51)	(1.17)	$7.81	(9.10)%	$5,058	2.09%	1.42%	(1.35)%	—
Period ended December 31, 2013(j)	$10.00	(0.11)	0.01	(0.10)	—	—	—	$9.90	(1.00)%	$41,230	1.91%	1.37%	(1.35)%	—

(a)	Calculated based on average shares outstanding.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)	The ratios presented include an investment adviser waiver. Without this waiver, the expense ratios would be higher.
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. It is not annualized for periods less than one year.
(f)	Commenced operations on November 15, 2012.
(g)	Commenced operations on October 1, 2012.
(h)	Commenced operations on July 9, 2012.
(i)	Commenced operations on March 28, 2013.
(j)	Commenced operations on February 28, 2013.

See accompanying Notes to Financial Statements.

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From						Ratios to Average Net Assets
	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on investments	Total from Investment Activities	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets at End of Period (000s)	Gross Expenses(c)	Net Expenses(c)(d)	Net Investment Income (Loss)(c)	Portfolio Turnover(d)
Trend Fund (Consolidated)
Class A
Six months ended June 30, 2015 (Unaudited)	$11.90	(0.10)	(0.65)	(0.75)	—	—	—	$11.15	(6.30)%	$3,365	2.19%	1.90%	(1.75)%	—
Year ended December 31, 2014	$11.04	(0.16)	1.69	1.53	—	(0.67)	(0.67)	$11.90	13.92%	$4,934	1.99%	1.73%	(1.58)%	—
Period ended December 31, 2013(f)	$10.64	(0.17)	1.71	1.54	(0.34)	(0.80)	(1.14)	$11.04	14.73%	$2,849	1.98%	1.62%	(1.52)%	—
Class C
Six months ended June 30, 2015 (Unaudited)	$11.74	(0.15)	(0.62)	(0.77)	—	—	—	$10.97	(6.56)%	$450	2.93%	2.64%	(2.49)%	—
Year ended December 31, 2014	$10.98	(0.23)	1.66	1.43	—	(0.67)	(0.67)	$11.74	13.08%	$29	2.75%	2.49%	(2.34)%	—
Period ended December 31, 2013(f)	$10.64	(0.23)	1.69	1.46	(0.32)	(0.80)	(1.12)	$10.98	13.96%	$116	2.73%	2.37%	(2.27)%	—
Class I
Six months ended June 30, 2015 (Unaudited)	$11.91	(0.09)	(0.64)	(0.73)	—	—	—	$11.18	(6.13)%	$52,021	1.94%	1.65%	(1.50)%	—
Year ended December 31, 2014	$11.02	(0.13)	1.69	1.56	—	(0.67)	(0.67)	$11.91	14.21%	$38,290	1.74%	1.48%	(1.33)%	—
Period ended December 31, 2013(g)	$10.00	(0.14)	2.34	2.20	(0.38)	(0.80)	(1.18)	$11.02	22.24%	$72,325	1.73%	1.37%	(1.27)%	—

(a)	Calculated based on average shares outstanding.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)	The ratios presented include an investment adviser waiver. Without this waiver, the expense ratios would be higher.
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. It is not annualized for periods less than one year.
(f)	Commenced operations on March 28, 2013.
(g)	Commenced operations on January 2, 2013.

See accompanying Notes to Financial Statements.

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From						Ratios to Average Net Assets
	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on investments	Total from Invest ment Activities	Net Invest ment Income	Return of Capital	Total Distribu tions	Net Asset Value, End of Period	Total Return(b)	Net Assets at End of Period (000s)	Gross Expenses(c)		Net Expenses(c)		Net Expenses Excluding Income Taxes(c)		Net Invest ment Income (Loss)(c)	Portfolio Turnover(d)
MLP Energy Fund
Class A
Six months ended June 30, 2015 (Unaudited)	$13.31	0.05	(0.30)	(0.25)	(0.29)	—	(0.29)	$12.77	(1.95)%	$247,376	1.40	%(e)	1.40	%(e)	1.41%		0.77%	14%
Year ended December 31, 2014(f)	$12.77	0.05	1.03	1.08	(0.10)	(0.44)	(0.54)	$13.31	8.35%	$177,820	1.59	%(e)	1.65	%(e)	1.48%		0.36%	19%
Year ended December 31, 2013(f)	$10.02	(0.05)	3.29	3.24	(0.16)	(0.33)	(0.49)	$12.77	33.14%	$147,626	2.65%		2.49	%(g)	1.60	%(g)	(0.41)%	64%
Period ended December 31, 2012(f)(h)	$10.09	— (i)	(0.07)	(0.07)	—	—	—	$10.02	(0.69)%	$2,225	6.52%		1.82	%(g)	1.60	%(g)	(0.13)%	15%
Class C
Six months ended June 30, 2015 (Unaudited)	$13.23	—	(0.30)	(0.30)	(0.24)	—	(0.24)	$12.69	(2.32)%	$157,162	2.15	%(e)	2.15	%(e)	2.16%		0.02%	14%
Year ended December 31, 2014(f)	$12.72	(0.05)	1.02	0.97	(0.08)	(0.38)	(0.46)	$13.23	7.53%	$147,885	2.34	%(e)	2.40	%(e)	2.23%		(0.39)%	19%
Period ended December 31, 2013(f)(j)	$10.40	(0.13)	2.90	2.77	(0.16)	(0.29)	(0.45)	$12.72	27.13%	$37,527	3.40%		3.24	%(g)	2.35	%(g)	(1.16)%	64%
Class I
Six months ended June 30, 2015 (Unaudited)	$13.29	0.07	(0.31)	(0.24)	(0.30)	—	(0.30)	$12.75	(1.83)%	$1,416,716	1.15	%(e)	1.15	%(e)	1.16%		1.02%	14%
Year ended December 31, 2014(f)	$12.76	0.09	1.02	1.11	(0.11)	(0.47)	(0.58)	$13.29	8.56%	$1,149,509	1.34	%(e)	1.40	%(e)	1.23%		0.61%	19%
Year ended December 31, 2013(f)	$10.02	(0.02)	3.29	3.27	(0.18)	(0.35)	(0.53)	$12.76	33.46%	$323,880	2.40%		2.24	%(g)	1.35	%(g)	(0.16)%	64%
Period ended December 31, 2012(f)(k)	$10.00	— (i)	0.14	0.14	— (i)	(0.12)	(0.12)	$10.02	1.47%	$38,190	6.27%		1.57	%(g)	1.35	%(g)	0.12%	15%
MLP Fund
Class A
Six months ended June 30, 2015 (Unaudited)	$ 9.62	(0.07)	(0.44)	(0.51)	(0.26)	—	(0.26)	$8.85	(4.44)%	$487	4.87%		1.90	%(g)	1.90	%(g)	0.64%	41%
Period ended December 31, 2014(l)	$10.00	(0.10)	0.11	0.01	—	(0.39)	(0.39)	$9.62	(0.19)%	$444	6.96%		1.99	%(g)	1.99	%(g)	(1.21)%	58%
Class C
Six months ended June 30, 2015 (Unaudited)	$ 9.59	(0.11)	(0.43)	(0.54)	(0.22)	—	(0.22)	$8.83	(4.67)%	$1,079	5.44%		2.65	%(g)	2.65	%(g)	(0.06)%	41%
Period ended December 31, 2014(l)	$10.00	(0.16)	0.12	(0.04)	—	(0.37)	(0.37)	$9.59	(0.66)%	$629	7.62%		2.74	%(g)	2.74	%(g)	(2.17)%	58%
Class I
Six months ended June 30, 2015 (Unaudited)	$ 9.60	(0.06)	(0.44)	(0.50)	(0.30)	—	(0.30)	$8.80	(4.23)%	$13,195	4.82%		1.66	%(g)	1.66	%(g)	(1.50)%	41%
Period ended December 31, 2014(l)	$10.00	(0.08)	0.11	0.03	—	(0.43)	(0.43)	$9.60	0.03%	$17,362	4.47%		1.63	%(g)	1.63	%(g)	(1.04)%	58%

(a)	Calculated based on average shares outstanding.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. It is not annualized for periods less than one year.
(e)	The gross operating expenses are the expenses before reimbursement to the MLP Energy Fund or recoupment by the Adviser.
(f)	Presented on a consolidated basis.
(g)	The ratios presented include an investment adviser waiver. Without this waiver, the expense ratios would be higher.
(h)	Commenced operations on December 21, 2012.
(i)	Represents less than $0.005 or $(0.005).
(j)	Commenced operations on January 8, 2013.
(k)	Commenced operations on September 19, 2012.
(l)	Commenced operations on April 2, 2014.

See accompanying Notes to Financial Statements.

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From						Ratios to Average Net Assets
	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on investments	Total from Investment Activities	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets at End of Period (000s)	Gross Expenses(c)	Net Expenses(c)(d)	Net Investment Income (Loss)(c)	Portfolio Turnover(e)
Global Equity Fund
Class A
Six months ended June 30, 2015 (Unaudited)	$11.62	0.07	0.36	0.43	—	—	—	$12.05	3.70%	$591	2.19%	1.85%	1.21%	37%
Year ended December 31, 2014	$11.80	0.02	0.16	0.18	(0.04)	(0.32)	(0.36)	$11.62	1.55%	$2,199	2.06%	1.85%	0.39%	83%
Period ended December 31, 2013(f)	$10.33	0.04	1.70	1.74	(0.04)	(0.23)	(0.27)	$11.80	16.69%	$3,165	2.34%	1.85%	0.36%	104%
Class C
Six months ended June 30, 2015 (Unaudited)	$11.52	0.02	0.37	0.39	—	—	—	$11.91	3.39%	$3,365	2.95%	2.60%	0.55%	37%
Year ended December 31, 2014	$11.74	(0.06)	0.16	0.10	—	(0.32)	(0.32)	$11.52	0.82%	$2,520	2.81%	2.60%	(0.46)%	83%
Period ended December 31, 2013(f)	$10.33	(0.03)	1.67	1.64	—	(0.23)	(0.23)	$11.74	15.84%	$1,083	3.09%	2.60%	(0.39)%	104%
Class I
Six months ended June 30, 2015 (Unaudited)	$11.60	0.08	0.37	0.45	—	—	—	$12.05	3.88%	$51,434	1.95%	1.60%	1.41%	37%
Year ended December 31, 2014	$11.77	0.05	0.17	0.22	(0.07)	(0.32)	(0.39)	$11.60	1.86%	$59,464	1.81%	1.60%	0.55%	83%
Period ended December 31, 2013(g)	$10.00	0.07	2.01	2.08	(0.08)	(0.23)	(0.31)	$11.77	20.80%	$61,314	2.09%	1.60%	0.61%	104%
Broadmark Tactical Plus Fund
Class A
Six months ended June 30, 2015 (Unaudited)	$11.86	(0.05)	(0.63)	(0.68)	—	—	—	$11.18	(5.73)%	$1,829	4.00%	2.05%	2.05%	39%
Period ended December 31, 2014(h)	$12.29	0.04	(0.29)	(0.25)	—	(0.18)	(0.18)	$11.86	(2.06)%	$3	519.72%	2.05%	6.90%	0%
Class C
Six months ended June 30, 2015 (Unaudited)	$11.86	(0.11)	(0.62)	(0.73)	—	—	—	$11.13	(6.16)%	$35	68.19%	2.80%	2.80%	39%
Period ended December 31, 2014(h)	$12.29	0.03	(0.28)	(0.25)	—	(0.18)	(0.18)	$11.86	(2.06)%	$3	454.38%	2.80%	6.03%	0%
Class I
Six months ended June 30, 2015 (Unaudited)	$11.86	(0.15)	(0.52)	(0.67)	—	—	—	$11.19	(5.65)%	$458	5.23%	1.80%	1.80%	39%
Period ended December 31, 2014(h)	$12.29	0.04	(0.29)	(0.25)	—	(0.18)	(0.18)	$11.86	(2.06)%	$503	819.13%	1.80%	7.03%	0%
Class F
Six months ended June 30, 2015 (Unaudited)	$11.86	(0.10)	(0.55)	(0.65)	—	—	—	$11.21	(5.48)%	$16,660	2.58%	1.49%	1.49%	39%
Period ended December 31, 2014(h)	$12.29	0.04	(0.29)	(0.25)	—	(0.18)	(0.18)	$11.86	(2.06)%	$30,743	4.18%	1.53%	3.56%	0%
Institutional Class(i)
Year ended November 30, 2014	$11.66	(0.06)	1.03	0.97	—	(0.34)	(0.34)	$12.29	8.53%	$17,779	3.09%	1.49%	(0.54)%	153%
Period ended November 30, 2013(j)	$10.00	(0.01)	1.67	1.66	—	—	—	$11.66	16.60%	$9,789	29.89%	1.49%	(0.74)%	1814%

(a)	Calculated based on average shares outstanding.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)	The ratios presented include an investment adviser waiver. Without this waiver, the expense ratios would be higher.
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. It is not annualized for periods less than one year.
(f)	Commenced operations on February 4, 2013.
(g)	Commenced operations on January 3, 2013.
(h)

Commencement of operations of Salient Broadmark Tactical Plus Fund is December 15, 2014. Amounts from December 1, 2014 through December 12, 2014 reflect the operations of the predecessor Broadmark Tactical Plus Fund.

(i)

The Institutional Class was part of the predcessor Broadmark Tactical Plus Fund and was reorganized into Class F on December 15, 2014. See footnote 11 in the notes to financial statements for more information.

(j)	Commenced operations on December 31, 2012.

See accompanying Notes to Financial Statements.

SALIENT MF TRUST

Notes to Financial Statements

June 30, 2015

(Unaudited)

(1) ORGANIZATION

Salient MF Trust (the “Trust”) was organized on November 15, 2011 as a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of June 30, 2015, the Trust is comprised of seven funds. The accompanying financial statements are presented for the following funds (individually a “Fund” and collectively the “Funds”):

Fund	Short Name	Commencement of Operations
Salient Risk Parity Fund	Risk Parity Fund	July 9, 2012
Salient Alternative Beta Fund	Alternative Beta Fund	February 28, 2013
Salient Trend Fund	Trend Fund	January 2, 2013
Salient MLP & Energy Infrastructure Fund II	MLP Energy Fund	September 19, 2012
Salient MLP Fund	MLP Fund	April 2, 2014
Salient Global Equity Fund	Global Equity Fund	January 3, 2013
Salient Broadmark Tactical Plus Fund	Broadmark Fund	December 15, 2014

The Risk Parity Fund, the Alternative Beta Fund, the Trend Fund, the MLP Energy Fund, and the MLP Fund are classified as non-diversified under the 1940 Act. The Global Equity Fund and Broadmark Fund are classified as diversified under the 1940 Act. The Funds offer Class A, Class C, and Class I shares. Additionally, the Broadmark Fund offers Class F Shares. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses, sales charges, distribution, and exclusive rights to vote on matters affecting only individual classes. Class A Shares have a maximum sales charge of 5.50% as a percentage of the offering price on investments of less than $1 million (no sales charge for investments of $1 million or more). Class A Shares and Class C Shares are subject to a maximum contingent deferred sales charge of 1.00% if redeemed less than one year after purchase. Class C Shares are offered without any front-end sales charge. No sales charges are assessed with respect to Class I Shares and Class F Shares of the Funds.

The Risk Parity Fund’s investment objective is to seek long term capital appreciation by constructing a portfolio that balances equal risk exposure to a set of equities, commodities, interest rates, and momentum. The Alternative Beta Fund’s and the Trend Fund’s investment objectives are to seek long term capital appreciation with low correlation to traditional core equity and bond market exposure. The Alternative Beta Fund seeks to achieve this goal by primarily investing in both long and short futures and forward contracts to gain exposure to a variety of non-traditional risk. The Trend Fund seeks to achieve this goal by constructing a portfolio that captures short, medium and long term price trends. The MLP Energy Fund’s and the MLP Fund’s investment objectives are to provide a high level of total return with an emphasis on making quarterly cash distributions to their shareholders. The Global Equity Fund’s investment objective is to seek long term capital appreciation. The Broadmark Fund’s investment objective is to produce, in any market environment, above-average risk adjusted returns and less downside volatility than the S&P 500 Index. The board of trustees (each member thereof a “Trustee” and, collectively, the “Board”) is authorized to engage an investment adviser, and pursuant to an investment management agreement (the “Investment Management Agreement”), it has selected Salient Advisors, LP (“Salient Adviser”) for the Risk Parity Fund, Alternative Beta Fund, Trend Fund, Global Equity Fund and Broadmark Fund and Salient Capital Advisors, LLC (“SCA”) for the MLP Energy Fund and the MLP Fund to manage each Fund’s portfolio and operations. Salient Adviser is a Texas limited partnership that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and the Commodity Futures Trading Commission (the “CFTC”) as a commodity pool operator and commodity trading advisor and is a member of the National Futures Association. SCA is a Texas limited liability company that is registered as an investment adviser under the Advisers Act and the CFTC as a commodity pool operator and

SALIENT MF TRUST

Notes to Financial Statements, continued

June 30, 2015

(Unaudited)

commodity trading advisor and is a member of the National Futures Association. Under the Investment Management Agreement, Salient Adviser and SCA are responsible for the establishment of an investment committee (the “Investment Committee”), which is responsible for developing, implementing, and supervising the Funds’ investment programs subject to the ultimate supervision of the Board. Broadmark Asset Management LLC (the “Sub-Adviser”) serves as the sub-advisor to the Broadmark Fund.

Under the Trust’s organizational document, the Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties with respect to the Funds. In addition, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with vendors and others that provide general indemnification. Each Fund’s maximum exposure under these arrangements is unknown as this would involve any future potential claims that may be made against the Trust and/or the Funds. However, based on experience, management expects that risk of loss to be remote.

Salient Risk Parity Offshore Fund, Ltd. (the “Risk Parity Subsidiary”), is a company limited by shares organized under the laws of the Cayman Islands. The Risk Parity Subsidiary is wholly-owned by the Risk Parity Fund, and is therefore consolidated in the Risk Parity Fund’s consolidated financial statements. The Risk Parity Subsidiary was formed on July 13, 2012, and has been consolidated since its formation. The Risk Parity Fund invests in the Risk Parity Subsidiary in order to gain additional exposure to certain derivatives trading within the limitations of the federal tax law requirements applicable to regulated investment companies (“RIC”). Where the context requires, the “Risk Parity Fund” includes both the Risk Parity Fund and the Risk Parity Subsidiary.

Salient Alternative Beta Offshore Fund, Ltd. (the “Alternative Beta Subsidiary”), is a company limited by shares organized under the laws of the Cayman Islands. The Alternative Beta Subsidiary is wholly-owned by the Alternative Beta Fund, and is therefore consolidated in the Alternative Beta Fund’s consolidated financial statements. The Alternative Beta Subsidiary was formed on August 16, 2012, and has been consolidated since its formation. The Alternative Beta Fund invests in the Alternative Beta Subsidiary in order to gain additional exposure to certain derivatives trading within the limitations of the federal tax law requirements applicable to RICs. Where the context requires, the “Alternative Beta Fund” includes both the Alternative Beta Fund and the Alternative Beta Subsidiary.

Salient Trend Offshore Fund, Ltd. (the “Trend Subsidiary”), is a company limited by shares organized under the laws of the Cayman Islands. The Trend Subsidiary is wholly-owned by the Trend Fund, and is therefore consolidated in the Trend Fund’s consolidated financial statements. The Trend Subsidiary was formed on August 16, 2012, and has been consolidated since its formation. The Trend Fund invests in the Trend Subsidiary in order to gain additional exposure to certain derivatives trading within the limitations of the federal tax law requirements applicable to RICs. Where the context requires, the “Trend Fund” includes both the Trend Fund and the Trend Subsidiary.

The MLP Energy Fund may have invested up to 25% of its total assets in Salient MLP & Energy Infrastructure Fund II, Inc. (the “MLP Subsidiary”). The MLP Subsidiary, which was wholly-owned by the MLP Energy Fund, and therefore consolidated in the MLP Energy Fund’s consolidated financial statements, was organized under the laws of the state of Delaware and for federal income tax purposes as a Subchapter “C” corporation. The MLP Subsidiary was formed on September 19, 2012, and had been consolidated since its formation. The MLP Energy Fund invested in the MLP Subsidiary in order to gain additional exposure to equity or debt securities of various master limited partnerships. Where the context requires, the “MLP Energy Fund” includes both the MLP Energy Fund and the MLP Subsidiary. In July, 2014, SCA made the decision to liquidate the MLP Subsidiary and

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simultaneously transfer the investments held to the MLP Energy Fund. The orderly liquidation was completed on September 2, 2014. As such, MLP Energy Fund is presented on an individual fund basis.

The Global Equity Fund and Broadmark Fund are not invested in a wholly-owned subsidiary and are presented on an individual fund basis.

The MLP Fund is organized under the laws of the State of Delaware and for federal income tax purposes as a Subchapter “C” corporation. The MLP Fund is not invested in a wholly-owned subsidiary and is presented on an individual fund basis.

For convenience, reference to the financial statements shall include those consolidated and on an individual fund basis, as the context requires.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

(a) BASIS OF ACCOUNTING

The accounting and reporting policies of the Funds conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The accompanying financial statements reflect the financial positions of the Risk Parity Fund and the Risk Parity Subsidiary, the Alternative Beta Fund and the Alternative Beta Subsidiary, the Trend Fund and the Trend Subsidiary and the results of their operations, each on a consolidated basis. All intercompany accounts and transactions have been eliminated in consolidation. The MLP Energy Fund, the MLP Fund, the Global Equity Fund and the Broadmark Fund are presented on an individual fund basis. Each Fund is an investment company and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.

(b) CASH EQUIVALENTS

The Funds consider all unpledged temporary cash investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

(c) PORTFOLIO SECURITIES TRANSACTIONS

Security transactions are accounted for on a trade date basis. Realized gains and losses are reported using the specific identification cost basis.

(d) INVESTMENT VALUATION

The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

The Board has formed a valuation committee (the “Board Valuation Committee”) that is responsible for overseeing the Funds’ valuation policies, making recommendations to the Board on valuation-related matters, and overseeing implementation by Salient Adviser and SCA of the Funds’ valuation policies.

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The Board has authorized Salient Adviser and SCA to each establish a valuation committee (the “Adviser Valuation Committee”), which includes representatives from each Fund’s investment adviser. The Adviser Valuation Committee’s function, subject to the oversight of the Board Valuation Committee and the Board, is generally to review valuation methodologies, valuation determinations, and any information provided to the Adviser Valuation Committee by Salient Adviser, SCA, or Citi Fund Services Ohio, Inc., the Funds’ independent administrator (the “Administrator”).

To the extent that the price of a security cannot be determined applying the methods described below, the Adviser Valuation Committee in conjunction with the Administrator will determine the price of the security pursuant to the fair value procedures approved by the Board.

Investments held by the Funds are valued as follows:

•

SECURITIES LISTED ON A SECURITIES EXCHANGE OR OVER-THE-COUNTER EXCHANGES—In general, the Funds value these securities at their last sales price on the exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Funds use the price from the exchange that it considers to be the principal exchange on which the security is traded. If there have been no sales for that day on the exchange where the security is principally traded, then the price of the security will be valued at the mean between the closing “bid” and “ask” prices on the valuation day. Securities listed on the NASDAQ National Market System (“NASDAQ”) will be valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price.

As of the close of regular trading on the New York Stock Exchange (the “NYSE”), securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the valuation date, or if there is no sale on the valuation date, at the mean of the closing bid and prices. If a security’s price is available from more than one exchange, the Funds use the exchange that is the primary market for the security. Such securities are generally categorized as Level 1 in the fair value hierarchy. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Fund’s shares, and the Fund may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Adviser Valuation Committee determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what the Adviser Valuation Committee believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but a Fund is open. For foreign equity securities and foreign equity futures contracts, each Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices, and when so adjusted, such securities and futures contracts are generally categorized as Level 2 in the fair value hierarchy.

•

PUBLICLY-TRADED EQUITY SECURITIES ACQUIRED IN A DIRECT PLACEMENT TRANSACTION—Such securities may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable restriction discount. Generally, the discount will initially be equal to the discount at which the Fund purchased the

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securities and thereafter will be periodically reassessed and likely reduced over the anticipated restricted period. Equity securities are typically categorized as Level 1 or Level 2 in the fair value hierarchy, based upon the inputs utilized in determining the value of such securities.

•

DERIVATIVES—Exchange traded futures contracts are valued using quoted final settlement prices from the national exchange on which they are principally traded and are typically categorized as Level 1 in the fair value hierarchy. If no such price is reported by such exchange on the valuation date, the Adviser Valuation Committee will determine the fair value in good faith using information that is available at such time. Such fair valued investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Forward foreign currency exchange contracts are valued at the current day’s interpolated foreign exchange rate, which is calculated using the current day’s spot rate, and the 30 to 720 day forward rates converted to U.S. dollars at the exchange rate of such currencies on the valuation date. Such valuations are provided by a pricing service approved by the Board, and are typically categorized as Level 2 in the fair value hierarchy.

Options that are listed on a securities exchange are generally valued on the valuation date at the closing mid of the posted market on the exchange on which they are listed and are typically categorized as Level 1 in the fair value hierarchy. If on the valuation date the primary exchange is closed, the prior day price will be used. If no such price is reported, the fair value of such options will be determined in good faith using industry standard pricing models utilizing publicly available input information on the valuation date. Such fair valued investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Options traded on an over-the-counter market are generally valued using the midpoint of the closing bid and ask prices provided by an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a broker (typically the counterparty to the option) on the valuation date. If no such price is available on the valuation date, the Adviser Valuation Committee in conjunction with the Administrator will determine the fair value of such options in good faith using information that is available at such time. Such fair valued options are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Swaptions are traded on an over-the-counter market, and are generally valued using quotations from an approved independent pricing service. If no such quotation is available from the independent pricing service, the price is obtained from a broker (typically the counterparty to the swaption) and an attempt is made to obtain at least one other broker quote on the valuation date. If there is a significant discrepancy between the counterparty and the other available broker quote, the Adviser will attempt to obtain third party pricing service information if available. If no such price is available on the valuation date, the Adviser Valuation Committee in conjunction with the Administrator will determine the fair value of such swaptions in good faith using information that is available at such time. Such fair valued swaptions are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Non exchange-traded derivatives, such as swap agreements, are valued based on procedures approved by the Board and are typically categorized as Level 2 in the fair value hierarchy. Total return swaps are generally fair valued using evaluated quotes provided by an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a broker (typically the counterparty to the swap agreement) on the valuation date.

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•

SECURITIES NOT ACTIVELY TRADED—The value of securities, derivatives or synthetic securities that are not actively traded on an exchange shall be determined by obtaining quotes from brokers that normally deal in such securities or by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models or a combination of these procedures. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy. Securities for which independent pricing services are not available are valued pursuant to the valuation procedures approved by the Board and are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

•

OTHER—Investments in open-end registered investment companies (“RICs”) that do not trade on an exchange are valued at the end of day NAV per share and are categorized as Level 1 in the fair value hierarchy. Where no value is readily available from a RIC or other security, or where a value supplied by a RIC is deemed not to be indicative of the RIC’s value, the Adviser Valuation Committee and/or the Board Valuation Committee, in consultation with the Administrator or the Adviser, will determine, in good faith, the fair value of the RIC or other security. Such fair valued investments are typically categorized as Level 1 or Level 2 in the fair value hierarchy, based upon the inputs used to value the investments. Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board. Such fair value procedures may consider among other factors discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating, and an analysis of the issuer’s financial statements and reports. If events occur that affect the value of the Funds’ securities before the net asset value has been calculated, the securities so affected will generally be priced using fair value procedures. Such investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

(e) FOREIGN CURRENCY

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts and investments denominated in a foreign currency, if any, are translated into U.S. dollar amounts at current exchange rates on the valuation date. Purchases and sales of investments denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency translations.

(f) MASTER LIMITED PARTNERSHIPS

Entities commonly referred to as Master Limited Partnerships (“MLPs”) are generally organized under state law as limited partnerships or limited liability companies. The MLP Energy Fund and the MLP Fund invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and whose interest or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real property rents, gains on dispositions of real property, income and gains from mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances,

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income and gains from commodities or futures, forwards and options on commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members).

The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership or limited liability company. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLP Energy Fund’s and MLP Fund’s investments in MLPs consist only of limited partner or member interest ownership. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

(g) RESTRICTED AND ILLIQUID SECURITIES

The MLP Energy Fund and the MLP Fund may each invest up to 15% of their total assets in unregistered or otherwise restricted securities. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Illiquid securities are securities that cannot be sold or disposed of within a reasonable amount of time in the ordinary course of business. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by SCA based on procedures approved by the Board. Therefore, not all restricted securities are considered illiquid.

The restricted securities held at June 30, 2015 are identified below and are also presented in the MLP Energy Fund’s Schedule of Investments.

Fund	Security		% of Net Assets	Acquisition Date	Acquisition Cost	Shares/Units	Fair Value
MLP Energy Fund	Abengoa Yield plc*		0.9%	5/8/15	$18,508,789	558,503	$16,230,097
MLP Energy Fund	Shell Midstream Partners, L.P.	*	0.2%	5/14/15	3,738,735	95,865	4,097,270

*	Securities have been deemed liquid by the Adviser based on procedures approved by the Board.

(h) INVESTMENT INCOME

Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date. Distributions received from a Fund’s investments in MLPs generally are composed of ordinary income, capital gains and return of capital from the MLP.

(i) ALLOCATIONS

Expenses directly related to a Fund are charged directly to that Fund. Other operating expenses of the Trust not directly related to a Fund are prorated to each Fund in the Trust on the basis of relative net assets or another appropriate basis. Income, expenses, and realized and unrealized gains or losses on investments are allocated to

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each class of shares based on its relative net assets, except that for the Broadmark Fund, each class separately bears expenses related specifically to that class, such as transfer agent fees, state registration fees, printing and 12b-1 fees.

(j) USE OF ESTIMATES

The financial statements have been prepared in conformity with U.S. GAAP, which requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities, and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from those estimates and such differences may be significant.

(k) DERIVATIVE INSTRUMENTS

The Funds may invest in derivatives in order to meet their investment objectives. The risk in using derivatives varies depending upon the structure of the instruments. All open derivative positions at period-end are presented in the Funds’ Schedules of Investments. The following is a description of the derivative instruments the Funds utilize, including the primary underlying risk exposures related to each instrument type.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS—The Alternative Beta Fund enters into forward foreign currency exchange contracts in connection with its investment objective in order to gain exposure to a variety of non-traditional risk premiums. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund remains subject to credit risk with respect to the amount it expects to receive from counterparties. However, the Fund has sought to mitigate these risks by generally requiring the posting of collateral at prearranged exposure levels to cover its exposure to the counterparty.

FUTURES CONTRACTS—The Risk Parity Fund, the Alternative Beta Fund, the Trend Fund, the Global Equity Fund and the Broadmark Fund invest in futures contracts to gain exposure to, or hedge against, changes in the value of equities, commodities, interest rates or foreign currencies, or to gain exposure to momentum, which is defined as the continuation of recent price trends, across a variety of global markets and asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The underlying asset is not physically delivered. Futures contracts are valued at their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the clearinghouse to secure the Fund’s performance. The clearinghouse also requires daily settlement of variation margin representing changes in the value of each contract. Fluctuations in the value of the contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as net realized gain (loss) on futures contracts. The primary risks associated with the use of futures contracts are imperfect correlation between changes in fair values of the underlying assets and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty.

OPTIONS—The MLP Energy Fund writes equity call options with the purpose of generating realized gains from premiums as a means to enhance distributions to the Fund’s common shareholders. The Broadmark Fund

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invests in purchased and written put and call options on broad-based stock indices and on individual securities as part of its investment strategy and for hedging purposes. The Risk Parity Fund invests in purchased swaptions as part of its investment strategy. The Global Equity Fund invests in purchased put options in order to reduce or increase certain exposures as part of its investment strategy.

Options are secured by investments, as detailed in the Funds’ Schedules of Investments. A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. A put option gives the holder of such put option the right to sell the underlying security to the writer of such put option at a specified price at any time during the term of the option. When purchasing options, the Funds pay a premium which is recorded as the cost basis of the option and which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. When an option is exercised or closed, premiums paid for purchasing options are offset against proceeds to determine the realized gain or loss on the transaction. When Funds write an option, an amount equal to the net premium received by the Fund is recorded as a liability and is subsequently marked to market to reflect the current value of the option written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine the realized gains or losses. As the writer of a covered call option, during the option’s life, the Fund gives up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but the Fund retains the risk of loss should the price of the underlying security decline.

A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index.

The Risk Parity Fund had the following transactions in swaptions during the period ended June 30, 2015:

Risk Parity Fund	Notional Value	Premiums Paid
Swaptions outstanding at December 31, 2014	$—	$—
Swaptions purchased	348,810,040	42,095,740
Swaptions closed	(174,165,020)	(21,319,959)

Swaptions outstanding at June 30, 2015	$174,645,020	$20,775,781

The MLP Energy Fund had the following transactions in written call options during the period ended June 30, 2015:

MLP Energy Fund	Number of Contracts	Premiums Received
Options outstanding at December 31, 2014	—	$—
Options written	51,245	1,774,165
Options expired	(42,105)	(1,174,614)
Options closed	(6,326)	(334,449)

Options outstanding at June 30, 2015	2,814	$265,102

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The Global Equity Fund and the Broadmark Fund had the following transactions in purchased put options during the period ended June 30, 2015:

Global Equity Fund	Number of Contracts	Premiums Paid
Options outstanding at December 31, 2014	—	$—
Options purchased	1,000	266,790
Options closed	(1,000)	(266,790)

Options outstanding at June 30, 2015	—	$—

Broadmark Tactical Plus Fund	Number of Contracts	Premiums Paid
Options outstanding at December 31, 2014	149	$71,893
Options purchased	572	532,987
Options expired	(457)	(436,982)
Options closed	(149)	(71,893)

Options outstanding at June 30, 2015	115	$96,005

The Broadmark Fund had the following transactions in written call and put options during the period ended June 30, 2015:

Broadmark Tactical Plus Fund	Number of Contracts	Premiums Received
Options outstanding at December 31, 2014	149	$29,428
Options written	553	223,697
Options expired	(301)	(90,034)
Options closed	(333)	(126,219)

Options outstanding at June 30, 2015	68	$36,872

SWAP AGREEMENTS—As of June 30, 2015, the Risk Parity Fund, Alternative Beta Fund and Trend Fund invested in total return swap agreements in accordance with their investment objectives to gain exposure to a variety of non-traditional risk premiums.

A total return swap is a bilateral financial contract agreement where one party (the payer) agrees to pay the other (the receiver) the total return on a specified asset or index in exchange for a fixed or floating rate of return. A total return swap allows the receiver or payer to derive the economic benefit of owning or having short exposure to an asset without owning or shorting the underlying asset directly. The receiver is entitled to the amount, if any, by which the notional amount of the total return swap agreement would have increased in value had it been invested in the particular instruments, plus an amount equal to any dividends or interest that would have been received on those instruments. In return, the payer is entitled to an amount equal to a fixed or floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments, less any dividends or interest. The amounts to which each party is entitled are normally netted against each other at periodic settlement dates, resulting in a single amount that is either due to or from each party.

Total return swaps are subject to counterparty risk, market risk and interest rate risk. Total return swaps utilized by the Funds may not perform as expected. Risks may arise as a result of the failure of the counterparty

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to perform under the agreement. The loss incurred by the failure of a counterparty is generally limited to the market value and premium amounts recorded. The Funds consider the creditworthiness of each counterparty to a swap agreement in evaluating potential credit risk, and will not enter into any swap agreement unless the Adviser believes the counterparty to the transaction is creditworthy. Additionally, risks may arise from the unanticipated movements in interest rates. The Funds may use various techniques to minimize credit risk including early termination or periodic reset and payment. Collateral, in the form of cash, is held in broker segregated accounts for total return swaps.

The following is a summary of the fair value of derivative instruments held directly by the Funds as of June 30, 2015, and where such derivatives are recorded:

	Assets				Liabilities
Fund	Fair Value of Options Contracts	Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	Variation Margin on Futures Contracts^	Unrealized Gain on Swap Agreements	Fair Value of Options Contracts	Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	Variation Margin on Futures Contracts^	Unrealized Loss on Swap Agreements
Commodity Risk Exposure:
Risk Parity Fund	$—	$—	$833,468	$—	$—	$—	$416,276	$—
Alternative Beta Fund	—	—	342,718	—	—	—	406,969	—
Trend Fund	—	—	1,851,695	—	—	—	1,783,793	—
Credit Risk Exposure:
Risk Parity Fund	20,396,130	—	—	—	—	—	—	—
Equity Risk Exposure:
Risk Parity Fund	—	—	61,020	5,003	—	—	1,221,443	23,142
Alternative Beta Fund	—	—	41,535	938	—	—	44,713	1,307
Trend Fund	—	—	72,500	25,326	—	—	687,072	17,641
MLP Energy Fund	—	—	—	—	182,910	—	—	—
Global Equity Fund	—	—	—	—	—	—	30,331	—
Broadmark Fund	91,443	—	—	—	24,480	—	7,018	—
Foreign Exchange Rate Risk Exposure:
Alternative Beta Fund	—	—	—	—	—	71,208	—	—
Interest Rate Risk Exposure:
Risk Parity Fund	—	—	406,094	—	—	—	925,572	—
Alternative Beta Fund	—	—	4,521	—	—	—	1,119	—
Trend Fund	—	—	180,389	—	—	—	113,753	—

^

Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedules of Investments. Only current outstanding variation margin is reported in the Statements of Assets and Liabilities.

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The following is a summary of the effect of derivative instruments on the Statements of Operations for the periods ended June 30, 2015:

	Realized Gain (Loss) on Derivatives Recognized as a Result from Operations					Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized as a Result from Operations
Fund	Net Realized Gains (Losses) on Investments and Foreign Currency Translations*	Net Realized Gains (Losses) from Written Options Contracts	Net Realized Gains (Losses) from Forward Foreign Currency Exchange Contracts	Net Realized Gains (Losses) from Futures Contracts	Net Realized Gains (Losses) from Swap Agreements	Change in Unrealized Appreciation/ Depreciation on Derivatives
Commodity Risk Exposure:
Risk Parity Fund	$—	$—	$—	$(5,762,388)	$—	$2,164,431
Alternative Beta Fund	—	—	—	(13,982)	—	(211,807)
Trend Fund	—	—	—	(1,728,297)	—	(2,145,594)
Credit Risk Exposure:
Risk Parity Fund	(50,018)	—	—	—	—	(379,651)
Equity Risk Exposure:
Risk Parity Fund	—	—	—	6,861,325	427,221	(3,310,753)
Alternative Beta Fund	—	—	—	300,833	(20,812)	(35,532)
Trend Fund	—	—	—	3,268,130	(695,896)	(1,771,814)
MLP Energy Fund	—	1,471,927	—	—	—	82,192
Global Equity Fund	306,409	—	—	134,729	—	—
Broadmark Fund	(387,067)	116,476	—	(958,232)	—	(117,369)
Foreign Exchange Rate Risk Exposure:
Alternative Beta Fund	—	—	11,643	—	—	(55,556)
Global Equity Fund	—	—	—	(113,688)	—	—
Broadmark Fund	—	—	—	(4,023)	—	—
Interest Rate Risk Exposure:
Risk Parity Fund	—	—	—	1,670,471	—	(3,305,441)
Alternative Beta Fund	—	—	—	39,263	—	(23,793)
Trend Fund	—	—	—	1,100,083	—	(1,188,775)
Broadmark Fund	—	—	—	28,073	—	—

*	Includes purchased options contracts.

As described above, the Funds utilized derivative instruments to achieve their investment objectives during the period ended June 30, 2015. The Funds may enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar agreements with their derivative contract counterparties whereby the Funds may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one

SALIENT MF TRUST

Notes to Financial Statements, continued

June 30, 2015

(Unaudited)

single net payment. Under the ISDA Master Agreements in place at June 30, 2015, the Funds are subject to master netting agreements that allow for amounts owed between each Fund and the counterparty to its transactions to be netted. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the other party. The master netting agreements do not apply to amounts owed to or from different counterparties. At June 30, 2015, the Funds has one ISDA Master Agreement in place with Goldman Sachs for which master netting agreements (“MNA”) apply only to amounts owed in the same currency and in respect of the same transaction. In addition to the MNA with Goldman Sachs, the MLP Energy Fund has an Institutional Listed Options Agreement in place with Morgan Stanley for which MNA applies. The Broadmark Fund has a Prime Brokerage Agreement in place with Citigroup Global Markets, Incorporated for which MNA applies.

The following table provides additional disclosures regarding the derivative assets net of amounts available for offset under a MNA and net of the collateral received as of June 30, 2015:

	Gross Amounts of Recognized Assets	Gross Amounts Available for Offset	Net Amounts of Assets^	Cash Collateral Received	Net Amount
Risk Parity Fund
Swap Agreements	$5,003	$—	$5,003	$—	$5,003
Purchased Swaptions	20,396,130	—	20,396,130	—	20,396,130

Total swap agreements and purchase swaptions	$20,401,133	$—	$20,401,133	$—	$20,401,133

Alternative Beta Fund
Swap Agreements	$938	$—	$938	$—	$938

Total swap agreements	$938	$—	$938	$—	$938

Forward Foreign Currency Exchange Contracts(1)	$14,112	$(14,112)	$—	$—	$—

Total forward foreign currency exchange contracts	$14,112	$(14,112)	$—	$—	$—

Trend Fund
Swap Agreements	$25,326	$—	$25,326	$—	$25,326

Total swap agreements	$25,326	$—	$25,326	$—	$25,326

Broadmark Fund
Purchased Options	$91,443	$(24,480)	$66,963	$—	$66,963

Total purchased options	$91,443	$(24,480)	$66,963	$—	$66,963

^

Amounts for swap agreements, forward foreign currency exchange contracts and purchased swaptions or options are reflected in the Statements of Assets and Liabilities as Unrealized Gain on Swap Agreements, Unrealized Appreciation on Forward Foreign Currency Exchange Contracts and Investments at Fair Value, respectively.

(1)	Gross amounts are presented on a taxlot basis and may not agree to the Consolidated Schedule of Investments.

SALIENT MF TRUST

Notes to Financial Statements, continued

June 30, 2015

(Unaudited)

The following table provides additional disclosures regarding the derivative liabilities net of amounts available for offset under a MNA and net of collateral pledged as of June 30, 2015:

	Gross Amounts of Recognized Liabilities	Gross Amounts Available for Offset	Net Amounts of Liabilities*	Cash Collateral Pledged	Net Amount
Risk Parity Fund
Swap Agreements	$23,142	$—	$23,142	$23,142	$—

Total swap agreements	$23,142	$—	$23,142	$23,142	$—

Alternative Beta Fund
Swap Agreements	$1,307	$—	$1,307	$1,307	$—

Total swap agreements	$1,307	$—	$1,307	$1,307	$—

Forward Foreign Currency Exchange Contracts(1)	$85,320	$(14,112)	$71,208	$71,208	$—

Total forward foreign currency exchange contracts	$85,320	$(14,112)	$71,208	$71,208	$—

Trend Fund
Swap Agreements	$17,641	$—	$17,641	$17,641	$—

Total swap agreements	$17,641	$—	$17,641	$17,641	$—

MLP Energy Fund
Written Options	$182,910	$—	$182,910	$182,910	$—

Total written options	$182,910	$—	$182,910	$182,910	$—

Broadmark Fund
Written Options	$24,480	$(24,480)	$—	$—	$—

Total written options	$24,480	$(24,480)	$—	$—	$—

*

Amounts for swap agreements, forward foreign currency exchange contracts and written options are reflected in the Statements of Assets and Liabilities as Unrealized Loss on Swap Agreements, Unrealized Depreciation on Forward Foreign Currency Exchange Contracts and Written Options, respectively.

(1)	Gross amounts are presented on a taxlot basis and may not agree to the Consolidated Schedule of Investments.

SALIENT MF TRUST

Notes to Financial Statements, continued

June 30, 2015

(Unaudited)

The following is a summary of the average monthly notional value of futures contracts, swap agreements and forward foreign currency exchange contracts purchased and sold by the Funds for the periods ended June 30, 2015, as well as the notional amount of futures contracts, swap agreements and forward foreign currency exchange contracts outstanding as of June 30, 2015:

	Average Monthly Notional Value	Notional Value Outstanding at June 30, 2015
Risk Parity Fund
Futures contracts purchased	$319,732,737	$298,253,920
Futures contracts sold	4,695,761	2,391,825
Swaptions	115,196,585	174,645,020
Total return swap agreements	8,259,279	8,685,087
Alternative Beta Fund
Futures contracts purchased	$12,020,303	$10,970,035
Futures contracts sold	10,917,197	9,794,872
Total return swap agreements	312,119	320,778
Forward foreign currency exchange contracts	7,943,756	6,075,386
Trend Fund
Futures contracts purchased	$158,705,496	$137,345,000
Futures contracts sold	55,772,372	73,636,977
Total return swap agreements	10,083,862	10,018,160
MLP Energy Fund
Written call options	$72,742	$182,910
Global Equity Fund
Futures contracts purchased	$1,571,062	$1,983,820
Futures contracts sold	2,550,429	—
Purchased put options	35,500	—
Broadmark Fund
Futures contracts purchased	$12,090,817	$6,882,240
Futures contracts sold	(977,630)	—
Written put options	21,055	24,480
Purchased put options	47,592	91,443

(l) ORGANIZATION AND OFFERING COSTS

Organization costs associated with the establishment of the Trust were borne by Salient Adviser. Offering costs are amortized to expense on a straight-line basis over twelve months from the Funds’ commencement of operations.

(m) DISTRIBUTION TO SHAREHOLDERS

Dividends to shareholders from net investment income, if any, are declared and distributed at least annually. Distributions from net realized capital gains, if any, are distributed annually and may include short-term capital gains. All net short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay, at the end of the calendar year, a special distribution to comply with requirements under the Code.

For the MLP Energy Fund and the MLP Fund, the character of distributions made during the period from net investment income or net capital gains may differ from its ultimate characterization for federal income tax purposes.

SALIENT MF TRUST

Notes to Financial Statements, continued

June 30, 2015

(Unaudited)

The amount of distributions from net investment income and net realized gains is determined in accordance with federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, differing treatment on certain swap agreements, net operating loss, distribution reclassification, certain gain/loss and certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment: temporary differences (e.g., wash sales and differing treatment on certain swap agreements) do not require a reclassification. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as return of capital.

(n) RETURN OF CAPITAL ESTIMATES

Distributions received from the MLP Energy Fund’s and the MLP Fund’s investments in MLPs generally are comprised of income, capital gains and return of capital. The MLP Energy Fund and the MLP Fund record investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

For the period ended June 30, 2015, the MLP Energy Fund, the MLP Fund, and the Global Equity Fund estimated that approximately 94%, 100% and 100%, respectively, of the MLP distributions received would be treated as a return of capital. The MLP Energy Fund recorded as return of capital the amount of $16,158,463 of dividends and distributions received from its investments. Net realized gain was increased by $4,228,102 and change in net unrealized appreciation/depreciation was increased by $11,930,361 in the accompanying Statements of Operations, attributable to the recording of such distributions as a reduction in the cost basis of investments. The MLP Fund recorded as return of capital the amount of $545,582 of dividends and distributions received from its investments. Net realized gain was increased by $380,191 and change in net unrealized appreciation/depreciation was increased by $165,391 in the accompanying Statements of Operations, attributable to the recording of such distributions as a reduction in the cost basis of investments. The Global Equity Fund recorded as return of capital the amount of $31,648 of dividends and distributions received from its investments. Net realized gain was increased by $15,766 and change in net unrealized appreciation/depreciation was increased by $15,882 in the accompanying Statements of Operations, attributable to the recording of such distributions as a reduction in the cost basis of investments.

(o) FEDERAL AND OTHER TAXES

The Funds, with the exception of the MLP Fund as described below, intend to continue to comply with the requirements of the Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

For the tax years ended December 31, 2012 through December 31, 2014, and for all major jurisdictions, management of the Funds has evaluated the tax positions taken or expected to be taken in the course of preparing their tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the Funds upon challenge by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the Funds would be recorded as a tax benefit or

SALIENT MF TRUST

Notes to Financial Statements, continued

June 30, 2015

(Unaudited)

expense in the current period. For the period ended June 30, 2015, the Funds did not recognize any amounts for unrecognized tax benefit/expense. A reconciliation of unrecognized tax benefit/expense is not provided herein, as the beginning and ending amounts of unrecognized tax benefit/expense are zero, with no interim additions, reductions or settlements.

The MLP Fund, as a Subchapter C corporation, is obligated to pay federal and state income tax on its taxable income. The MLP Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the MLP Fund includes its allocable share of the MLPs’ taxable income in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the MLP Fund has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the MLP Fund. A valuation allowance will be established if it is more likely than not that some portion or the entire deferred tax asset will not be realized. In the assessment of a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the MLP Fund’s MLP holdings), the duration of statutory carry forward periods and the associated risk that operating and capital loss carry forwards may expire unused.

For the current open tax year and for all major jurisdictions, management of the MLP Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Furthermore, management of the MLP Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The MLP Fund may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the MLP Fund may modify its estimates or assumptions regarding the deferred tax liability. The MLP Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense in the Statement of Operations. The current tax year remains open and subject to examination by tax jurisdictions.

The Risk Parity Subsidiary, the Alternative Beta Subsidiary and the Trend Subsidiary (individually a “Subsidiary”, collectively the “Subsidiaries”) are exempted Cayman investment companies for tax purposes. The Subsidiaries have made applications to the Governor-in-Council of the Cayman Islands for, and have received, an undertaking exempting each Subsidiary from all local income, profits and capital gains taxes for a period of 20 years. Currently, no such taxes are levied in the Cayman Islands.

The Subsidiaries are Controlled Foreign Corporations (“CFCs”) for U.S. income tax purposes, and are therefore not subject to U.S. income tax. However, as wholly-owned CFCs, each Subsidiary’s net income and capital gains to the extent of their earnings and profits, are consolidated into the Risk Parity Fund’s, the Alternative Beta Fund’s and the Trend Fund’s investment companies taxable income, respectively.

For the current open tax year and for all major jurisdictions, including the U.S. federal jurisdiction and various states, management of the Risk Parity Subsidiary, the Alternative Beta Subsidiary and the Trend

SALIENT MF TRUST

Notes to Financial Statements, continued

June 30, 2015

(Unaudited)

Subsidiary have concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Management is also not aware of any tax positions for which it is reasonably possible that the total amounts of uncertain unrecognized tax benefits will significantly change in the next twelve months.

(p) CFTC REGULATION

The CFTC adopted rules to harmonize conflicting United States Securities and Exchange Commission (the “SEC”) and CFTC disclosure, reporting and recordkeeping requirements for registered investment companies that do not meet an exemption from the definition of commodity pool. The harmonization rules provide that the CFTC will accept the SEC’s disclosure, reporting, and recordkeeping regime as substituted compliance for substantially all of the otherwise applicable CFTC regulations as long as such investment companies meet the applicable SEC requirements.

With respect to the MLP Energy Fund, the MLP Fund, and the Global Equity Fund, the respective advisors have claimed an exemption from the definition of the term “commodity pool operator” under CFTC Regulation 4.5 of the Commodity Exchange Act (“CEA”). As such, the MLP Energy Fund, the MLP Fund, and the Global Equity Fund are not currently subject to registration or regulation as commodity pools under the CEA.

With respect to the Risk Parity Fund, the Alternative Beta Fund, and the Trend Fund, Salient Adviser has not renewed, or, with respect to the Broadmark Fund, made an initial filing under CFTC Regulation 4.5 of the CEA. Salient Adviser meets the definition of a commodity pool operator with respect to these Funds, and each will be subject to regulation by the CFTC as commodity pools.

(3) FAIR VALUE MEASUREMENTS

The Funds define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions.

The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used to determine the fair value of the Funds’ investments are summarized in the three broad levels listed below:

•

Level 1—unadjusted quoted prices in active markets for identical investments and registered investment companies where the value per share (unit) is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

•	Level 2—investments with other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

•	Level 3—investments with significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Funds disclose transfers between levels based on valuations at the end of the reporting period. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

For the period ended June 30, 2015, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

SALIENT MF TRUST

Notes to Financial Statements, continued

June 30, 2015

(Unaudited)

The following is a summary categorization of the Funds’ investments based upon the inputs utilized in determining the value of such investments as of June 30, 2015. The breakdown by category of equity securities is disclosed in the Schedules of Investments.

	Level 1		Level 2		Total
Fund Name	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^
Risk Parity Fund
Swaptions	$—	$—	$20,396,130	$—	$20,396,130	$—
Futures Contracts	—	(1,262,709)	—	—	—	(1,262,709)
Total Return Swap Agreements	—	—	—	(18,139)	—	(18,139)

Total	$—	$(1,262,709)	$—	$(18,139)	$—	$(1,280,848)

Alternative Beta Fund
Futures Contracts	$—	$(64,027)	$—	$—	$—	$(64,027)
Total Return Swap Agreements	—	—	—	(369)	—	(369)
Forward Foreign Currency Exchange Contracts	—	—	—	(71,208)	—	(71,208)

Total	$—	$(64,027)	$—	$(71,577)	$—	$(135,604)

Trend Fund
Futures Contracts	$—	$(480,034)	$—	$—	$—	$(480,034)
Total Return Swap Agreements	—	—	—	7,685	—	7,685

Total	$—	$(480,034)	$—	$7,685	$—	$(472,349)

MLP Energy Fund
Master Limited Partnerships and Related Companies
Liquids Transportion & Storage	$280,168,975	$—	$4,097,270	$—	$284,266,245	$—
Utilities	80,096,026	—	16,230,097	—	96,326,123	—
Other Master Limited Partnerships and Related Companies(a)	1,420,109,624	—	—	—	1,420,109,624	—
Options Contracts	—	(182,910)	—	—	—	(182,910)

Total	$1,780,374,625	$(182,910)	$20,327,367	$—	$1,800,701,992	$(182,910)

MLP Fund
Master Limited Partnerships and Related Companies	$18,804,224	$—	$—	$—	$18,804,224	$—

Total	$18,804,224	$—	$—	$—	$18,804,224	$—

Global Equity Fund
Common Stocks	$49,927,409	$—	$—	$—	$49,927,409	$—
Registered Investment Companies	2,988,778	—	—	—	2,988,778	—
Futures Contracts	—	(30,331)	—	—	—	(30,331)

Total	$52,916,187	$(30,331)	$—	$—	$52,916,187	$(30,331)

Broadmark Fund
Options Contracts	$91,443	$(24,480)	$—	$—	$91,443	$(24,480)
Futures Contracts	—	(7,018)	—	—	—	(7,018)

Total	$91,443	$(31,498)	$—	$—	$91,443	$(31,498)

(a)	For detailed investment categorizations, see the accompanying Schedules of Investments.
^

Other financial instruments include any derivative instruments not reflected in the Schedules of Investments as Investment Securities, such as forward foreign currency exchange contracts, futures contracts, swap agreements and written options. These investments are generally presented as other assets and liabilities in the Schedules of Investments at the unrealized gain or loss on the investment.

SALIENT MF TRUST

Notes to Financial Statements, continued

June 30, 2015

(Unaudited)

Transfers that occurred from Level 2 to Level 1 on recognition dates relate to the application of the systematic fair valuations model to value certain foreign securities in the Global Equity Fund at December 31, 2014, resulting in a designation of Level 2 in the fair value hierarchy. At June 30, 2015, no systematic fair valuations were applied.

Transfers from Level 2 to Level 1
Global Equity Fund	$8,515,562

(4) CREDIT FACILITY

The MLP Fund maintains a line of credit agreement (the “Agreement”) with The Bank of Nova Scotia (“BNS”) which provides an $18,000,000 committed lending facility. Borrowings under the Agreement are secured by investments in the MLP Fund’s investment portfolio, as detailed in the MLP Fund’s Schedule of Investments. The Agreement provides for a commitment fee of 0.15% per annum on undrawn amounts above a certain threshold plus interest accruing on any borrowed amounts at the one month LIBOR plus 0.75% per annum. The average principal balance and weighted average interest rate for the period was approximately $3,966,105 and 0.93% respectively. At June 30, 2015, the principal balance outstanding was $4,065,000 at an interest rate of 0.94%.

(5) FEDERAL INCOME TAXES

The tax character of dividends paid to shareholders during the applicable tax year ended in 2014 was as follows:

	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
December 31, 2014
Risk Parity Fund	$3,276,276	$7,580,618	$10,856,894	$—	$10,856,894
Alternative Beta Fund	—	1,639,283	1,639,283	421,846	2,061,129
Trend Fund	669,542	1,557,392	2,226,934	—	2,226,934
Global Equity Fund	1,070,563	1,011,585	2,082,148	—	2,082,148
November 30, 2014
MLP Energy Fund	6,468,032	1,303,092	7,771,124	33,430,711	41,201,835
MLP Fund	—	—	—	731,672	731,672
Broadmark Fund	161,982	131,925	293,907	—	293,907

The tax character of dividends paid to shareholders during the applicable tax year ended in 2013 was as follows:

	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
December 31, 2013
Risk Parity Fund	$5,416,934	$1,059,751	$6,476,685	$—	$6,476,685
Alternative Beta Fund	—	—	—	—	—
Trend Fund	5,546,043	1,870,338	7,416,381	—	7,416,381
Global Equity Fund	1,649,589	—	1,649,589	—	1,649,589
November 30, 2013
MLP Energy Fund	3,290,731	—	3,290,731	6,648,879	9,939,610
Broadmark Fund	—	—	—	—	—

SALIENT MF TRUST

Notes to Financial Statements, continued

June 30, 2015

(Unaudited)

As of the latest tax year ended, as noted below, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Accumulated Earnings (Deficit)
December 31, 2014
Risk Parity Fund	$4,214,279	$3,200,986	$—	$(22,720,742)	$(15,305,477)
Alternative Beta Fund	—	—	(5,021,434)	(908,175)	(5,929,609)
Trend Fund	161,995	2,474,490	—	(5,099,912)	(2,463,427)
Global Equity Fund	1,183,020	1,219,128	—	4,428,430	6,830,578
November 30, 2014
MLP Energy Fund	—	—	—	119,194,564	119,194,564
Broadmark Fund	16,190	275,530	—	1,476,758	1,768,478

The differences between book-basis and tax-basis unrealized appreciation/depreciation are primarily due to deferral of losses on wash sales and the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies.

The following information is provided on a tax basis as of June 30, 2015:

	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation) Before Taxes	Net Unrealized Appreciation (Depreciation) After Taxes
Risk Parity Fund	$20,775,781	$—	$(379,651)	$(379,651)	$(379,651)
MLP Energy Fund	1,723,149,960	152,502,681	(74,950,649)	77,552,032	74,215,862
MLP Fund	19,381,654	699,887	(1,277,317)	(577,430)	(577,430)
Global Equity Fund	49,418,744	6,311,188	(2,813,745)	3,497,443	3,497,443
Broadmark Fund	96,005	—	(4,562)	(4,562)	(4,562)

Under current tax law, capital losses and specified ordinary losses realized after October 31st and non-specified ordinary losses incurred after December 31st (ordinary losses collectively known as “qualified late year ordinary loss”) may be deferred and treated as occurring on the first business day of the following fiscal year. As of June 30, 2015, the Funds had no deferred losses.

As of the end of the applicable tax year ended in 2014, the Fund(s) had the following net capital loss carry forwards (“CLCFs”).

	Short-term Amount	Long-term Amount	Total
December 31, 2014
Alternative Beta Fund	$4,535,527	$485,907	$5,021,434

SALIENT MF TRUST

Notes to Financial Statements, continued

June 30, 2015

(Unaudited)

Deferred income taxes of the MLP Fund reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the MLP Fund’s deferred tax asset as of June 30, 2015, are as follows:

Deferred tax asset:
Net operating loss carry forward	$63,500
Capital loss carry forward	288,637
Net unrealized loss on investment securities	239,517

Total deferred tax asset	591,654
Less Valuation Allowance	(591,654)

Total net deferred tax asset	$—

With respect to the MLP Fund, net operating loss carry forwards (“NOLs”) are available to be carried back up to two years to offset past taxable income or carried forward up to 20 years to offset future taxable income. CLCFs are available to be carried back up to three years to offset past capital gains or carried forward up to five years to offset future capital gains. As of June 30, 2015, the MLP Fund has $799,625 in CLCFs, which expire November 30, 2020. The MLP Fund has $49,676 and $126,241 in NOLs, which expire November 30, 2034 and November 30, 2035, respectively.

The MLP Fund periodically assesses the recoverability of its deferred tax asset based upon the available evidence at such time. When assessing, management considers the nature, frequency and severity of current and cumulative losses, forecasts of future profitability and the duration of statutory carry forward periods. As a result of its analysis of the recoverability of its deferred tax asset, the MLP Fund recorded the above valuation allowance as June 30, 2015.

At the time of liquidation (refer to note 1), the MLP Subsidiary, which was a Subchapter C corporation for federal income tax purposes, had a deferred tax liability attributable to unrealized gains on investments which were transferred to the MLP Energy Fund. Accordingly, a deferred tax liability in the amount of $3,689,597 attributable to these “built in gains” was recorded on the books of the MLP Energy Fund.

Components of the MLP Energy Fund’s current and deferred tax liability (attributable to the MLP Subsidiary investments) as of June 30, 2015, are as follows:

Deferred tax liability:
Unrealized gain on investment securities	$3,336,170

Total net deferred tax liability	$3,336,170

With respect to the MLP Energy Fund, NOLs are available to be carried back up to two years to offset past taxable income of the MLP Subsidiary or carried forward up to 5 years from the date of the transfer of the investments (the “Holding Period”). SCA does not intend on liquidating these investments prior to the end of the Holding Period. CLCF’s are available to be carried back up to three years to offset past capital gains or carried forward up to five years to offset future capital gains. As of December 31, 2014, the MLP Energy Fund has no CLCF’s and NOLs totaling $89,000.

SALIENT MF TRUST

Notes to Financial Statements, continued

June 30, 2015

(Unaudited)

(6) INVESTMENT TRANSACTIONS

The aggregate cost of security purchases and proceeds from sales of securities (excluding short-term investments) during the periods ended June 30, 2015, were as follows:

	Purchases	Sales
Risk Parity Fund	$—	$—
Alternative Beta Fund	—	—
Trend Fund	—	—
MLP Energy Fund	640,928,129	230,141,482
MLP Fund	7,269,423	13,278,326
Global Equity Fund	21,013,669	31,394,027
Broadmark Fund	1,593,001	20,903,048

(7) ADMINISTRATION AGREEMENT

In consideration for administrative, accounting, and recordkeeping services, the Funds pay the Administrator a monthly administration fee computed at an annual rate of 0.0625% (0.06% prior to March 31, 2015) on the first $700 million in aggregate net assets of the Funds, plus 0.055% on the next $300 million in aggregate net assets of the Funds, plus 0.05% on the aggregate net assets of the Funds greater than $1 billion. Each Subsidiary fund is charged a $55,000 per annum fee. Under terms of the agreement, the administration fee is waived for the first four months of each series’ operations. Subsequent to the four month waiver, the administration fee is allocated to the Funds based on month-end net assets. The Administrator also provides the Funds with legal, compliance, custody, tax services and other investor-related services. The Funds pay the custodian monthly based on an annual fee of 0.004% on average daily market value, plus transaction costs.

(8) DISTRIBUTION AGREEMENT

Foreside Fund Services LLC, (“Foreside”) serves the Trust as distributor (the “Distributor’’). The Trust has adopted a Distribution Plan and Agreement (the “Distribution Plan’’) pursuant to Rule 12b-1 under the 1940 Act.

Each Fund may pay financial intermediaries such as broker-dealers, investment advisors (“Authorized Firms”) and the Distributor up to 0.25% and 1.00%, on an annualized basis, of the average daily net assets attributable to Class A and Class C shares, respectively, as compensation for service and distribution-related activities and/or shareholder services with respect to Class A and Class C shares, respectively.

The Funds pay fees to certain intermediaries or financial institutions for record keeping, sub-accounting services, transfer agency and other administrative services as reflected in the Statements of Operations as “Administrative services fees.”

(9) RELATED PARTY TRANSACTIONS

In consideration of the advisory and other services provided by each investment adviser, under the terms of the Investment Management Agreement between Salient Adviser and the Risk Parity Fund, the Alternative Beta Fund, the Trend Fund, the Global Equity Fund, the Broadmark Fund and between SCA and the MLP Energy Fund, and the MLP Fund, each Fund, (except for the Global Equity Fund and the Broadmark Fund), pays its

SALIENT MF TRUST

Notes to Financial Statements, continued

June 30, 2015

(Unaudited)

respective adviser a monthly management fee equal to an annual rate of 0.95% of the Fund’s average daily consolidated net assets. The Global Equity Fund pays its respective adviser a monthly management fee equal to an annual rate of 1.25% of the Fund’s average daily net assets and the Broadmark Fund pays its respective Adviser a monthly management fee equal to an annual rate of 1.45% of the Fund’s average daily net assets.

Each Fund’s investment adviser (except the Global Equity Fund’s and the Broadmark Fund’s), has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of each Fund to the extent necessary to maintain each Fund’s total operating expenses at 1.55% for Class A, 2.30% for Class C, and 1.30% for Class I shares, excluding certain expenses, such as taxes, brokerage commissions, interest, short dividend expense, acquired fund (Risk Parity Subsidiary, Alternative Beta Subsidiary or Trend Subsidiary) fees, litigation and extraordinary expenses. The Global Equity Fund’s investment adviser has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund’s total operating expenses at 1.85% for Class A, 2.60% for Class C, and 1.60% for Class I shares, excluding certain expenses, such as taxes, brokerage commissions, interest, short dividend expense, any acquired fund fees, litigation and extraordinary expenses. Each expense limitation agreement expires on July 31, 2016. The Broadmark Fund’s investment adviser has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund’s total operating expenses at 2.05% for Class A, 2.80% for Class C, 1.80% for class I shares, and 1.49% for Class F shares, excluding certain expenses, such as taxes, brokerage commissions, interest, short dividend expense, any acquired fund fees, litigation and extraordinary expenses. The Broadmark Fund expense limitation agreement for Class F shares expires December 15, 2017 and the expense limitation agreement for Class A, Class C, and Class I shares expires July 31, 2016.

Each Fund’s investment adviser is permitted to recoup expenses that it has borne in later periods to the extent that the expenses for a Class of shares fall below the annual rate in effect at the time of the actual waiver/ reimbursement. The Funds are not obligated to reimburse such expenses beyond three years from the end of such year in which the adviser waived a fee or reimbursed an expense. The table below represents the investment adviser waived expense amounts subject to this potential recoupment arrangement by each Fund for 2015, 2016, 2017 and 2018.

Fund	2018	2017	2016	2015
Risk Parity Fund	$25,562	$34,946	$280,953	$139,574
Alternative Beta Fund	125,748	186,888	173,558	—
Trend Fund	71,400	124,385	191,802	—
MLP Fund	256,176	388,507	—	—
Global Equity Fund	105,389	141,839	244,707	—
Broadmark Fund	165,220	58,200	—	—

SALIENT MF TRUST

Notes to Financial Statements, continued

June 30, 2015

(Unaudited)

(10) FUND OWNERSHIP

As of June 30, 2015, there are entities (including omnibus accounts) that are record owners of more than 5% of the outstanding shares of the Funds. The table below presents the number of accounts owning greater than 5% of the outstanding shares of each Fund and the aggregate percentage owned of the outstanding shares of each Fund.

Fund	Number of Accounts	Aggregate Ownership Percentage
Risk Parity Fund	3	91.8%
Alternative Beta Fund	2	94.3%
Trend Fund	3	86.6%
MLP Energy Fund	5	90.4%
MLP Fund	2	94.9%
Global Equity Fund	2	89.7%
Broadmark Tactical Plus Fund	2	94.0%

(11) ACQUISITION OF FUND

On December 12, 2014, the Broadmark Fund acquired all of the assets and liabilities of Broadmark Tactical Plus Fund (the “Broadmark Target Fund”), a series of the Broadmark Funds, an open-end investment company, pursuant to a plan of reorganization (the “Reorganization”). The Reorganization was accomplished by a tax-free exchange of 1,909,680 shares of Broadmark Fund Class F Shares, valued at $22,185,319 for the 425,705 and 1,486,744 shares, respectively, of the Investor Class and Institutional Class of the Broadmark Target Fund outstanding on December 12, 2014. The Broadmark Fund also launched Class A, Class C, and Class I Shares at the date of the Reorganization.

The Broadmark Target Fund’s net assets at December 12, 2014, of $22,185,319, including $977,903 of unrealized appreciation, were transferred into the Broadmark Fund, a newly formed fund under Salient MF Trust. The aggregate net assets of the Broadmark Target Fund and the Broadmark Fund immediately before the Reorganization were $22,185,319 and $0, respectively. Immediately following the Reorganization, the net assets of the Broadmark Fund were $22,185,319.

(12) RISK CONSIDERATIONS

The following summary of certain common principal risk footnotes is not meant to be comprehensive of each Fund’s risks.

(a) GENERAL MARKET RISK

An investment in the Funds’ Shares represents an indirect investment in the securities owned by the Funds, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Funds invest, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Funds invest may affect the value of the Funds’ Shares. An investment in the Funds’ Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Funds’ distributions.

SALIENT MF TRUST

Notes to Financial Statements, continued

June 30, 2015

(Unaudited)

(b) CONCENTRATION RISK

The MLP Energy Fund’s and the MLP Fund’s investment portfolios are concentrated in MLPs and energy infrastructure companies in the group of industries that comprise the energy infrastructure sector. The focus of the portfolio’s on a specific industry or industries within the energy infrastructure sector may present more risks than if the portfolio’s were broadly diversified over numerous sectors of the economy. A downturn in one or more industries within the energy infrastructure sector would have a larger impact on the MLP Energy Fund and the MLP Fund than on an investment company that does not concentrate solely in MLPs and energy infrastructure companies. To the extent that the MLP Energy Fund and the MLP Fund invest a relatively high percentage of their assets in the obligations of a limited number of issuers, the MLP Energy Fund and the MLP Fund may be more susceptible than more widely diversified investment companies to any single economic, political, or regulatory occurrence.

(c) CURRENCY RISK

Currency risk refers to the possibility that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a Fund’s investments in securities denominated in a foreign currency or may widen existing losses. A Fund’s net currency positions may expose it to risks independent of its securities positions.

(d) LEVERAGE RISK

Financial leverage represents the leveraging of the Funds’ investment portfolio. The use of leverage can amplify losses. Unless the income and capital appreciation, if any, on securities acquired with the proceeds from financial leverage exceed the costs of such financial leverage, the use of leverage could cause the Funds’ net asset value to decline. When financial leverage is used, the net asset value and market value of the Funds’ Shares will be more volatile. There is no assurance that the Funds’ use of financial leverage will be successful.

(e) DERIVATIVES RISK

The Funds may purchase and sell derivative instruments (including, but not limited to, options, futures contracts, forward foreign currency exchange contracts and swap agreements). The use of derivatives has risks, including high price volatility, government intervention, non-performance by the counterparty, the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and the illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on Salient Adviser’s and SCA’s ability to predict pertinent market movements, which cannot be assured. The use of derivatives may result in losses greater than if they had not been used, may require the Funds to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Funds can realize on an investment or may cause the Funds to hold a security that the Funds might otherwise sell. In addition, amounts paid by the Funds as premiums and cash or other assets held in margin accounts with respect to derivative transactions are not otherwise available to the Funds for investment purposes.

SALIENT MF TRUST

Notes to Financial Statements, continued

June 30, 2015

(Unaudited)

(f) EXCHANGE-TRADED FUND RISK

The Funds invest in exchange-traded funds (“ETF”). Investments in ETFs are subject to the risk that the market price of an ETF’s shares may differ from its net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF trades at a premium (creating the risk that the Funds pay more than net asset value (“NAV”) for an ETF when making a purchase) or discount (creating the risks that the Funds’ NAV is reduced for undervalued ETFs they hold, and that the Funds receive less than NAV when selling an ETF). Investments in ETFs are also subject to the risk that an ETF may not be able to replicate exactly the performance of the index it tracks because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, an ETF in which the Fund invests may incur expenses not incurred by the applicable index. Certain securities comprising the index tracked by an ETF may, from time to time, temporarily be unavailable, which may further impede the ETF’s ability to track their applicable index or match its performance. To the extent that the Funds invest in ETFs, there will be some duplication of expenses because the Funds would bear their pro-rata portion of such ETFs’ advisory fees and operational expenses.

(13) SUBSEQUENT EVENTS

Effective August 24, 2015, Salient Partners, L.P. (“Salient”)—the parent company of the Funds’ advisers—completed its acquisition of Forward Management, LLC (“Forward”). Following Salient’s acquisition of Forward, the Funds and the registered investment companies managed by subsidiaries of Salient are now related investment companies. Further integration of the Funds and the Forward funds will occur in the future.

The Funds have evaluated the need for disclosures, in addition to those noted above, and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of June 30, 2015.

SALIENT MF TRUST

Supplemental Information

June 30, 2015

(Unaudited)

Trustees and Officers

The Funds’ operations are managed under the direction and oversight of the Board. Each Trustee serves for an indefinite term or until he or she reaches mandatory retirement as established by the Board. The Board appoints the officers of the Funds who are responsible for the Funds’ day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board.

Compensation for Trustees

The Funds pay each Trustee who is not an “interested person” of the Adviser, as defined in the 1940 Act (the “Independent Trustees”) an annual retainer of $35,000, paid quarterly, an annual Board meeting fee of $5,000, a fee of $1,000 per informal Board meeting, a fee of $833 per telephonic Board meeting, an annual fee of $750 for membership on the audit committee and valuation committee, an annual fee of $1,000 for membership on the compliance committee, an annual fee of $5,000 for the audit committee chair and compliance committee chair, and an annual fee of $5,000 for the valuation committee chair. The Lead Independent Trustee receives an annual fee of $5,000, paid quarterly. There are currently six Independent Trustees. In the interest of retaining Independent Trustees of the highest quality, the Board intends to periodically review such compensation and may modify it as the Board deems appropriate.

Form N-Q Filings

The Funds file complete Schedules of Investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Securities and Exchange Commission Public Reference Room in Washington, DC and information regarding operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Funds’ actual results are the performance of the portfolio of investments held by each Fund, the conditions in the U.S. and international financial, petroleum and other markets, and other factors discussed in filings with the Securities and Exchange Commission.

Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request by calling (800) 809-0525; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 of any year will be made available on or around August 30 of that year (i) without charge, upon request by calling (800) 809-0525; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

SALIENT MF TRUST

Supplemental Information, continued

June 30, 2015

(Unaudited)

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available upon request without charge by calling (800) 809-0525 or by visiting the Securities and Exchange Commission website at http://www.sec.gov.

Board Consideration of the Investment Management Agreement

At an in-person meeting of the Board held on January 20, 2015, the Board, including the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and approved the continuation of the Investment Management Agreements between Salient MF Trust (the “Trust”), on behalf of its series Salient Risk Parity Fund, Salient Alternative Beta Fund, Salient Trend Fund and Salient Global Equity Fund (each a “Fund,” and together, the “Funds”), and Salient Advisors, L.P. (“Salient Advisors”) (“Salient Advisors Agreement”), as well as between the Trust, on behalf of its series Salient MLP & Energy Infrastructure Fund II and Salient MLP Fund (also, each a “Fund,” and together the “Funds”), and Salient Capital Advisors, LLC (“Salient Capital”) (“Salient Capital Agreement,” and together with the Salient Advisors Agreement, the “Advisory Agreements”).

In preparation for review of the Advisory Agreements, the Board requested each of Salient Advisors and Salient Capital (the “Advisors”) to provide detailed information which the Board determined to be reasonably necessary to evaluate the agreements. The Independent Trustees also met in-person in executive session and prior to the January 20 meeting to review and discuss aspects of these materials. At the request of the Independent Trustees, the Advisors made presentations and responded to questions from the Independent Trustees. The Board, including the Independent Trustees, also took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings. The Independent Trustees were assisted at all times by independent counsel.

Following the Board’s review, the Independent Trustees met in executive session, and reported that they had concluded that the Advisory Agreements should enable the Funds to obtain high quality services at a cost that is appropriate, reasonable, and in the interests of investors. They stated that prudent exercise of judgment warranted the approval of the Advisory Agreements. It also was noted that the Board’s decision to approve the Advisory Agreements was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. Upon consideration of these and other factors, the Board also determined:

The nature, extent and quality of the advisory services to be provided. With respect to the Advisory Agreements, the Board considered: the background and experience of key investment personnel and the Advisors’ ability to retain them; the Advisors’ focus on analysis of complex asset categories; the Advisors’ disciplined investment approach and commitment to investment principles; the Advisors’ significant investment in and commitment to personnel; the Advisors’ significant compliance efforts and risk and general oversight; and, the Advisors’ oversight of and interaction with service providers. The Board determined that the Advisor had, when necessary, taken steps to address any underperformance. The Board concluded that the nature, extent and quality of the management and advisory service to be provided were appropriate and thus support a decision to approve the Advisory Agreements.

The investment performance of the Funds. The Board evaluated the historical performance of the Funds, and comparative information provided regarding the Funds’ investment performance and information on the performance of other investment funds and various indices. The Board also considered the various performance

SALIENT MF TRUST

Supplemental Information, continued

June 30, 2015

(Unaudited)

reports received throughout the year, showing variability of returns over the course of the year. The Board noted that, as a general matter, the Funds had periods of both underperformance and outperformance. On the basis of the Board’s assessment, it concluded that the Advisor was capable of generating a level of long-term investment performance that is appropriate in light of the various Funds’ investment objective, policies and strategies. Specifically, the Board noted that: with respect to Salient Risk Parity Fund, the fund outperformed comparable funds and its index; with respect to Salient MLP & Energy Infrastructure Fund II, the fund outperformed competitor funds and its index; with respect to Salient Alternative Beta Fund, the fund underperformed significantly competitor funds and its index, but performed significantly better late in the year following Advisor actions; with respect to Salient Trend Fund, the fund performed strongly among competitor funds and outperformed its index; with respect to Salient Global Equity Fund, the fund slightly underperformed competitor funds but outperformed its index; and with respect to Salient MLP Fund, the fund underperformed but did not have a meaningful performance history to assess performance in light of its launch date and market energy market volatility.

The cost of advisory service to be provided. In analyzing the cost of services and profitability of the Advisors, the Board considered the revenues and expenses of the Advisors, and each Fund’s size. The Board took into account the significant investment by and cost to the Advisors regarding investment management infrastructure to support the Funds and other support for investors. In addition, the Board recognized the subjective nature of determining profitability. Further, the Independent Trustees recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. On the basis of the Board’s review of the fees charged by the Advisors for investment advisory and related services, the specialized nature of the Funds’ investment programs, the Advisors’ financial information, and the costs associated with managing the Funds, the Board concluded that the level of investment management fees is appropriate in light of the services provided, the management fees and overall expense ratios of comparable funds and other clients of the Advisors.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect these economies of scale. While noting that the management fees will not decrease as the level of the Funds assets increase, the Board noted the expense limitations, and concluded that the management fee is reasonable and reflects each Fund’s complex investments. The Board noted that it will have the opportunity to periodically re-examine whether the Funds have achieved economies of scale, as well as the appropriateness of management fees payable to the Advisors.

Benefits (such as soft dollars) to the Advisor from its relationship with the Funds. The Board concluded that other benefits derived by the Advisors from its relationship with the Funds, to the extent such benefits are identifiable or determinable, are reasonable and fair, result from the provision of appropriate services to the Funds and investors therein, and are consistent with industry practice and the best interests of the Funds and its shareholders. In this regard, the Board noted that the Advisors may not realize significant if any “soft dollar” benefits from its relationship with the Funds and generally does not accept or utilize such.

Other considerations. The Board determined that the Advisors have made a substantial commitment both to the recruitment and retention of high quality personnel, monitoring and investment decision-making and provision of service, as well as the financial, compliance and operational resources reasonably necessary to manage the Funds in a professional manner that is consistent with the best interests of the Funds and their shareholders.

SALIENT MF TRUST

Supplemental Information, continued

June 30, 2015

(Unaudited)

Board Consideration of the Investment Sub-Advisory Agreement

At the January 20 Meeting, the Board, including the Independent Trustees, also considered and approved a new Sub-Advisory Agreement (“New Sub-Advisory Agreement”) between Salient Advisors and Broadmark Asset Management LLC (the “Sub-Advisor”), on behalf of the Salient Broadmark Tactical Plus Fund due to an expected change in control of the Sub-Advisor.

In review of the New Sub-Advisory Agreement, the Board, including the Independent Trustees, considered that the current Sub-Advisory Agreement between the Sub-Advisor and Salient Advisors, on behalf of Salient Broadmark Tactical Plus Fund, approved during the Fund’s July 2014 organizational meeting (“Organizational Meeting”) and which had a two-year initial term, would be terminated due to a change in control of the Sub-Advisor. The Board also referred to detailed information previously provided by the Sub-Advisor in conjunction with consideration of the current Sub-Advisory Agreement, as well as updates to such information, which the Board determined to be reasonably necessary to evaluate the agreement. The Board, including the Independent Trustees, also took into consideration that the New Sub-Advisory Agreement would be identical to the current Sub-Advisory Agreement.

Following discussion, the Independent Trustees concluded that the New Sub-Advisory Agreement should enable the Fund to obtain high quality services at a cost that is appropriate, reasonable, and in the interests of investors. They stated that prudent exercise of judgment warranted the approval of the New Sub-Advisory Agreement. It also was noted that the Board’s decision to approve the New Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. Upon consideration of these and other factors, the Board also determined:

The nature, extent and quality of the advisory services to be provided. With respect to the New Sub-Advisory Agreement, the Board considered: the background and experience of key investment personnel and the Sub-Advisor’s ability to retain them; the Sub-Advisor’s focus on analysis of complex asset categories; and the Sub-Advisor’s investment approach. The Board concluded that the nature, extent and quality of the management and advisory service to be provided were appropriate and thus supported a decision to approve the New Sub-Advisory Agreement.

The investment performance of the Funds. The Board noted that the Fund had only recently commenced operations and did not have a meaningful performance history. The Board determined that it would in the future review performance results.

The cost of advisory service to be provided. In analyzing the projected cost of services, it was noted that the current Sub-Advisory Agreement’s fee was a recent arm’s length agreement between the Advisor and Sub-Advisor and that such fee would not change with respect to the New Sub-Advisory Agreement, the Board noted that the Fund has only recently commenced operations, and that analysis necessarily was based on estimates and projections of the Fund’s future size, and that the Board would be able to make a much more complete assessment following the initial period of the New Sub-Advisory Agreement. Based on their review, the Independent Trustees concluded that, because the fee and other terms of the New Sub-Advisory Agreement would not change, the conclusions reached with regard to the Board’s initial assessment of the New Sub-Advisory Agreement had not changed, and that the cost of advisory activities was reasonable in light of the services to be provided.

The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale. While noting that the fee will not decrease as the level of the Fund’s assets

SALIENT MF TRUST

Supplemental Information, continued

June 30, 2015

(Unaudited)

increase, the Board noted the expense limitations, and concluded that the fee is reasonable and reflects the Fund’s investment program. The Board noted that it will have the opportunity to periodically re-examine whether the Fund has achieved economies of scale, as well as the appropriateness of the management fee payable to the Advisor, from which the Advisor pays the Sub-Advisor its fee.

Benefits (such as soft dollars) to the Sub-Advisor from its relationship with the Fund. The Board concluded that other benefits derived by the Sub-Advisor from its relationship with the Fund, to the extent such benefits are identifiable or determinable, are reasonable and fair, result from the provision of appropriate services to the Fund and investors therein, and are consistent with industry practice and the best interests of the Fund and its shareholders. In this regard, the Board noted that the Sub-Advisor may not realize significant if any “soft dollar” benefits from its relationship with the Fund and that the Sub-Advisor monitors such usage and its clients participate on a pro rata basis.

Other considerations. The Board acknowledged disclosure by the Advisor of its potential conflicts arising from its affiliation with the Sub-Advisor. The Board determined that although Salient may have a financial incentive to support the continuation of the New Sub-Advisory Agreement, there are no arrangements that are binding upon the Fund in such respect or upon the Board’s consideration of the New Sub-Advisory Agreement, which it will periodically re-examine. The Board had previously reviewed comparisons to other funds when considering the initial agreement with the Advisor and the current Sub-Advisory Agreement. In light of no fee changes proposed in the New Sub-Advisory Agreement, the Board did not reconsider such comparisons. In light of the short time since commencement of Fund operations, the Board did not consider the limited operating history of the Fund. The Board determined that the Sub-Advisor has made a substantial commitment both to the recruitment and retention of high quality personnel, monitoring and investment decision-making and provision of service, as well as the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders.

SALIENT MF TRUST

Privacy Policy (Unaudited)

The Funds recognizes the importance of securing personal financial information. It is our policy to safeguard any personal and financial information that may be entrusted to us. The following is a description of the Funds’ policy regarding disclosure of nonpublic personal information.

We collect nonpublic personal information as follows:

We collect information about our investors, including, but not limited to, the investor’s name, address, telephone number, e-mail address, social security number and date of birth. We collect that information from subscription agreements, other forms of correspondence that we receive from investors, from personal conversations and from affiliated entities as permitted by law.

We receive information about investor transactions with us, including, but not limited to, account number, account balance, investment amounts, withdrawal amounts and other financial information.

We are permitted by law to disclose nonpublic information we collect, as described above, to the Funds’ service providers, including the Funds’ investment adviser, sub-advisers, servicing agent, independent administrator, custodian, legal counsel, accountant and auditor. We do not disclose any nonpublic information about our current or former investors to nonaffiliated third parties, except as required or permitted by law. We restrict access to investor nonpublic personal information to those persons who require such information to provide products or services to investors. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard investors’ nonpublic personal information.

If an investor’s investment relationship with the Funds involves a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of such investor’s financial intermediary would govern how any nonpublic personal information would be shared by them with nonaffiliated third parties.

Independent Trustees

Jonathan P. Carroll

Dr. Bernard Harris

Richard C. Johnson

G. Edward Powell

Scott E. Schwinger

Karin B. Bonding

Interested Trustees and Officers

John A. Blaisdell, Trustee and Principal Executive Officer

Jeremy L. Radcliffe, Trustee and Secretary

John E. Price, Treasurer and Principal Financial Officer

Paul A. Bachtold, Chief Compliance Officer

Investment Advisers

Salient Advisors, L.P.

Houston, TX

Salient Capital Advisors, LLC

Houston, TX

Investment Sub-Adviser

Broadmark Asset Management LLC

New York, NY

Fund Administrator

Citi Fund Services Ohio, Inc.

Columbus, OH

Transfer Agent

SunGard Investor Services

Columbus, OH

Custodian

Citibank, N.A.

New York, NY

Independent Registered Public Accounting Firm

KPMG LLP

Columbus, OH

Legal Counsel

K&L Gates LLP

Boston, MA

Distributor

Foreside Fund Services LLC

Portland, ME

Salient® MF Trust

4265 San Felipe, 8th Floor
Houston, Texas 77027
800.994.0755

06/15

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Schedules of Investments as of the close of the reporting period are included in the report to the shareholders filed under item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Salient MF Trust

By (Signature and Title)	/s/ John A. Blaisdell
John A. Blaisdell
Principal Executive Officer

Date:	August 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John A. Blaisdell
John A. Blaisdell
Principal Executive Officer

Date:	August 27, 2015

By (Signature and Title)	/s/ John E. Price
John E. Price
Principal Financial Officer

Date:	August 27, 2015